As filed with the U.S. Securities and Exchange Commission on October 28, 2026

Securities Act File No. 333-132380

Investment Company Act File No. 811-21864

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 1010	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 1012	☑

(Check appropriate box or boxes.)

WISDOMTREE TRUST

(Exact Name of Registrant as Specified in Charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of Principal Executive Offices) (Zip Code)

1-866-909-9473

(Registrant’s Telephone Number, including Area Code)

JONATHAN STEINBERG

WISDOMTREE TRUST

250 West 34th Street, 3rd Floor

New York, NY 10119

(Name and Address of Agent for Service)

Copies to:

Allison Fumai Adam Teufel	Joanne Antico
Dechert LLP	WisdomTree Asset Management, Inc.
1095 Avenue of the Americas New York, NY 10036	250 West 34th Street, 3rd Floor New York, NY 10119

It is proposed that this filing will become effective (check appropriate box):

☐ 60 days after filing pursuant to paragraph (a) (1) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (1) of Rule 485.
☐ 75 days after filing pursuant to paragraph (a) (2) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.	☑ On November 1, 2026 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

International Equity, U.S. Equity, Fixed Income, Capital Efficient, Megatrend, and Emerging Markets Equity ETFs
Prospectus
November 1, 2026

WisdomTree Trust

WisdomTree International Equity, U.S. Equity, Fixed Income, Capital Efficient, Megatrend, and Emerging Markets Equity ETFs*

WisdomTree International Equity ETFs

Dynamic International Equity Fund (DDWM)

Dynamic International SmallCap Equity Fund (DDLS)

International Adaptive Moving Average Fund (WIMA)

Global Alpha Fund (WTAL)

WisdomTree U.S. Equity ETFs

U.S. Adaptive Moving Average Fund (WAMA)

WisdomTree Fixed Income ETFs

U.S. Corporate Bond Fund (QIG)

U.S. High Yield Corporate Bond Fund (QHY)

U.S. Short-Term Corporate Bond Fund (QSIG)

WisdomTree Capital Efficient ETFs

U.S. Efficient Core Fund (NTSX)

Emerging Markets Efficient Core Fund (NTSE)

International Efficient Core Fund (NTSI)

Efficient Long/Short U.S. Equity Fund (WTLS)

Efficient U.S. Plus International Equity Fund (NTSD)

Efficient Long/Short U.S. SmallCap Equity Fund (WSLS)

WisdomTree Megatrend ETFs

BioRevolution Fund (WDNA)

Cloud Computing Fund (WCLD)

Cybersecurity Fund (WCBR)

Artificial Intelligence and Innovation Fund (WTAI)

Quantum Computing Fund (WQTM)

Space Economy Fund (WSPC)

Physical AI, Humanoids, and Drones Fund (WDRN)

WisdomTree Emerging Markets Equity ETFs

True Emerging Markets Fund (XC)

*	Principal U.S. Listing Exchanges:

Cboe BZX Exchange, Inc. (“Cboe”): DDWM, DDLS, QIG, QHY, QSIG, WTLS, WDNA, WTAI, WQTM, and WDRN

NYSE Arca, Inc. (“NYSE Arca”): NTSX, NTSE, NTSI, NTSD, and XC

The Nasdaq Stock Market LLC (“Nasdaq”): WIMA, WAMA, WCLD, WCBR, and WSPC

Texas Stock Exchange LLC (“TXSE”): WTAL and WSLS

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

WisdomTree Dynamic International Equity Fund

Investment Objective

The WisdomTree Dynamic International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic International Equity Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.40%[1]

1	Excludes non-recurring expenses associated with the collection of additional European Union tax reclaims resulting from European Court of Justice rulings in several court cases in certain countries across the European Union. If these expenses were included, “Other Expenses” would be 0.01% and “Total Annual Fund Operating Expenses” would be 0.41%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 41	$ 128	$ 224	$ 505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) designed the Index to provide exposure to the equity securities of companies in the industrialized world, excluding Canada and the United States, that pay regular cash dividends on shares of common stock, while at the same time dynamically hedging currency exposure to fluctuations between the value of the applicable foreign currencies (i.e., Australian Dollar, Canadian Dollar, Swiss Franc, Danish Krone, Euro, Great Britain Pound Sterling, Hong Kong Dollar, Israeli New Shekel, Japanese Yen, Norwegian Krone, Swedish Krona, and Singapore Dollar) and the U.S. dollar. The Index is a modified market capitalization weighted index and consists of equity securities of dividend-paying companies. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Global, International and EM Equity Index Committee.

2 WisdomTree Trust Prospectus

To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) conduct their primary business activities (“Primary Business Activities”) in Europe, Japan, Australia, Hong Kong, Israel, or Singapore and have its shares listed for trading on one of the stock exchanges in Europe (i.e., Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom), the Tokyo Stock Exchange, or on exchanges in Australia, Hong Kong, Israel, or Singapore (this list may be amended by the Index Provider from time to time pursuant to the Index methodologies); (ii) have paid at least $5 million in gross cash dividends on shares of its common stock in the prior annual cycle; (iii) have a market capitalization of at least $100 million; (iv) have a median daily dollar volume of at least $100,000 for the preceding three months; and (v) have trading of at least 250,000 shares per month for each of the preceding six months. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

Securities are weighted in the Index based on market capitalization and dividends paid over the prior annual cycle. Generally, companies that pay a greater total dollar amount of dividends are more heavily weighted. To derive a company’s initial Index weight, (i) multiply the U.S. dollar value of the company’s annual gross dividend per share by its common shares outstanding (the “Cash Dividend Factor”); (ii) calculate the Cash Dividend Factor for each company; (iii) add together all of the companies’ Cash Dividend Factors; and (iv) divide the company’s Cash Dividend Factor by the sum of all Cash Dividend Factors. The maximum weight in the Index of any one sector and any one country is capped at 25% (with the exception of the Real Estate Sector, which is capped at 15%); however, sector and country weights may fluctuate above their specified caps in response to market conditions and/or the application of volume factor adjustments. If a constituent security no longer meets applicable trading volume thresholds as of the annual Index screening date, the Index methodology provides for the application of a volume factor adjustment to reduce the weight of such constituent security in the Index and reallocates the excess weight pro rata among the remaining constituent securities.

The Index dynamically hedges currency fluctuations in the relative value of the applicable foreign currencies against the U.S. dollar, ranging from a 0% to 100% hedge. The Index determines and adjusts the hedge ratios applicable to such foreign currencies on a monthly basis using four quantitative signals: momentum, interest rate differentials, low volatility, and time-series momentum. Momentum is measured by the one-month average of each currency’s spot price versus the U.S. dollar. Interest rate differentials are measured by the difference in interest rates, as implied in one month FX forwards, between each currency and the U.S. dollar. Low volatility is used to hedge exposure to the top two-thirds of currencies with the highest 24-month return volatilities. Time-series momentum is based on a broad trend in the U.S. dollar. This approach is designed to seek to limit losses related to foreign currencies when such currencies depreciate against the U.S. dollar while allowing for participation in gains related to foreign currencies when such currencies appreciate against the U.S. dollar. In seeking to track the performance of the Index, the Fund also aims to benefit from such currency movements while reducing the volatility associated with currency returns.

The Index applies a published currency forward rate to each foreign currency represented in the Index to hedge against fluctuations in the relative value of the foreign currencies against the U.S. dollar pursuant to the applicable hedge ratios. The Fund uses forward currency contracts or futures contracts to the extent foreign currencies are hedged.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Financials and Industrials Sectors.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

WisdomTree Trust Prospectus 3

As of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in Japan comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such companies’ dividend payments may adversely affect the Fund.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Currency Exchange Rate Risk. The Fund’s strategies associated with currency hedging may not be successful. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to the non-U.S. currencies may not be hedged to the extent indicated by any or all of the quantitative signals. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

4 WisdomTree Trust Prospectus

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use currency forward contracts and/or currency futures contracts to implement its principal investment strategies. A forward currency contract is an agreement to buy or sell a specific currency on a future date at a set price thereby effectively locking in the exchange rate for the purchase or sale of that currency. Currency forward contracts are traded in the over-the-counter market and generally are not subject to initial or upfront margin requirements. As a result, currency forward contracts are particularly subject to counterparty credit risk, including that a counterparty may be unwilling or unable to meet its contractual obligations. A currency futures contract is an exchange-traded contract that provides for the future purchase or sale of a currency at a specified price of another currency. Currency futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying currency.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in Japan
Investments in Japan are subject to risks associated with its economy’s dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan’s economy is also reliant on the economic strength of its key trading partners in the United States, China, and Southeast Asia. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan’s economy. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Hedging Risk. Derivatives used by the Fund to offset its exposure to non-U.S. currencies may not perform as intended for a variety of reasons, including a lack of correlation between the derivative and the underlying currency. There can be no assurance that the Fund’s dynamic hedging strategy or hedging transactions will be effective. The value of an investment in the Fund could be significantly and adversely affected if (i) the value of foreign currencies being hedged by the Fund appreciate relative to the U.S. dollar at the same time the value of the Fund's equity holdings depreciate, or (ii) the Fund’s derivatives are unsuccessful in offsetting the Fund’s exposure to such foreign currencies as indicated by the Index.

WisdomTree Trust Prospectus 5

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the MSCI EAFE Local Currency Index, a broad-based securities market index intended to represent the overall international equity market. Performance is also shown for the MSCI EAFE Index and the MSCI EAFE Value Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

6 WisdomTree Trust Prospectus

The Fund’s year-to-date total return as of September 30, 2026 was 7.84%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	12.15%	4Q/2022
Lowest Return	(23.77)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Dynamic International Equity Fund	1 Year	5 Years	Since Inception January 7, 2016
Return Before Taxes Based on NAV	30.10%	13.41%	10.12%
Return After Taxes on Distributions	29.47%	12.45%	9.25%
Return After Taxes on Distributions and Sale of Fund Shares	18.50%	10.55%	8.13%
WisdomTree Dynamic International Equity Index (Reflects no deduction for fees, expenses or taxes)	30.44%	13.66%	10.33%
MSCI EAFE Index (Reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.80%
MSCI EAFE Value Index (Reflects no deduction for fees, expenses or taxes)	42.25%	13.36%	9.34%
MSCI EAFE Local Currency Index (Reflects no deduction for fees, expenses or taxes)	20.60%	11.47%	9.20%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

WisdomTree Trust Prospectus 7

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since October 2020.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8 WisdomTree Trust Prospectus

WisdomTree Dynamic International SmallCap Equity Fund

Investment Objective

The WisdomTree Dynamic International SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic International SmallCap Equity Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.48%[1]

1	Excludes non-recurring expenses associated with the collection of additional European Union tax reclaims resulting from European Court of Justice rulings in several court cases in certain countries across the European Union. If these expenses were included, “Other Expenses” would be 0.02% and “Total Annual Fund Operating Expenses” would be 0.50%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 49	$ 154	$ 269	$ 604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) designed the Index to provide exposure to the small-capitalization equity securities of companies in the industrialized world, excluding Canada and the United States, that pay regular cash dividends on shares of common stock, while at the same time dynamically hedging currency exposure to fluctuations between the value of the applicable foreign currencies (i.e., Australian Dollar, Canadian Dollar, Swiss Franc, Danish Krone, Euro, Great Britain Pound Sterling, Hong Kong Dollar, Israeli New Shekel, Japanese Yen, Norwegian Krone, Swedish Krona, and Singapore Dollar) and the U.S. dollar. The Index is a modified market capitalization weighted index and consists of the equity securities of companies that comprise the bottom 25% of the market capitalization of the WisdomTree International Equity Index, as of the annual Index screening date, after the 300 largest companies have been removed. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Global, International and EM Equity Index Committee.

WisdomTree Trust Prospectus 9

As of September 30, 2026, the Index had a market capitalization range from $52.1 million to $8.2 billion, with an average market capitalization of $1.2 billion. To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) conduct their primary business activities (“Primary Business Activities”) in Europe, Japan, Australia, Hong Kong, Israel, or Singapore and have its shares listed for trading on one of the stock exchanges in Europe (i.e., Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom), the Tokyo Stock Exchange, or on exchanges in Australia, Hong Kong, Israel, or Singapore (this list may be amended by the Index Provider from time to time pursuant to the Index methodologies); (ii) have paid at least $5 million in gross cash dividends on shares of its common stock in the prior annual cycle; (iii) have a market capitalization of at least $100 million; (iv) have a median daily dollar volume of at least $100,000 for the preceding three months; and (v) have trading of at least 250,000 shares per month for each of the preceding six months. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

Securities are weighted in the Index based on market capitalization and dividends paid over the prior annual cycle. Generally, companies that pay a greater total dollar amount of dividends are more heavily weighted. To derive a company’s initial Index weight, (i) multiply the U.S. dollar value of the company’s annual gross dividend per share by its common shares outstanding (the “Cash Dividend Factor”); (ii) calculate the Cash Dividend Factor for each company; (iii) add together all of the companies’ Cash Dividend Factors; and (iv) divide the company’s Cash Dividend Factor by the sum of all Cash Dividend Factors. On the Index’s annual screening date, the Index caps the weight of constituents exposed to any one country at 40% and any one sector (except for the Real Estate Sector) at 25%. The weight of constituents exposed to the Real Estate Sector is capped at 15%. Sector and country weights may fluctuate above their specified caps in response to market conditions and/or the application of volume factor adjustments. If a constituent security no longer meets applicable trading volume thresholds as of the annual Index screening date, the Index methodology provides for the application of a volume factor adjustment to reduce the weight of such constituent security in the Index and reallocates the excess weight pro rata among the remaining constituent securities.

The Index dynamically hedges currency fluctuations in the relative value of the applicable foreign currencies against the U.S. dollar, ranging from a 0% to 100% hedge. The Index determines and adjusts the hedge ratios applicable to such foreign currencies on a monthly basis using four quantitative signals: momentum, interest rate differentials, low volatility, and time-series momentum. Momentum is measured by the one-month average of each currency’s spot price versus the U.S. dollar. Interest rate differentials are measured by the difference in interest rates, as implied in one month FX forwards, between each currency and the U.S. dollar. Low volatility is used to hedge exposure to the top two-thirds of currencies with the highest 24-month return volatilities. Time-series momentum is based on a broad trend in the U.S. dollar. This approach is designed to seek to limit losses related to foreign currencies when such currencies depreciate against the U.S. dollar while allowing for participation in gains related to foreign currencies when such currencies appreciate against the U.S. dollar. In seeking to track the performance of the Index, the Fund also aims to benefit from such currency movements while reducing the volatility associated with currency returns.

The Index applies a published currency forward rate to each foreign currency represented in the Index to hedge against fluctuations in the relative value of the foreign currencies against the U.S. dollar pursuant to the applicable hedge ratios. The Fund uses forward currency contracts or futures contracts to the extent foreign currencies are hedged.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Industrials and Financials Sectors.

10 WisdomTree Trust Prospectus

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

As of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in Japan comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such companies’ dividend payments may adversely affect the Fund.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Small-Capitalization Investing Risk. The Fund invests primarily in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 11

■	Currency Exchange Rate Risk. The Fund’s strategies associated with currency hedging may not be successful. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to the non-U.S. currencies may not be hedged to the extent indicated by any or all of the quantitative signals. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use currency forward contracts and/or currency futures contracts to implement its principal investment strategies. A forward currency contract is an agreement to buy or sell a specific currency on a future date at a set price thereby effectively locking in the exchange rate for the purchase or sale of that currency. Currency forward contracts are traded in the over-the-counter market and generally are not subject to initial or upfront margin requirements. As a result, currency forward contracts are particularly subject to counterparty credit risk, including that a counterparty may be unwilling or unable to meet its contractual obligations. A currency futures contract is an exchange-traded contract that provides for the future purchase or sale of a currency at a specified price of another currency. Currency futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying currency.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in Japan
Investments in Japan are subject to risks associated with its economy’s dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan’s economy is also reliant on the economic strength of its key trading partners in the United States, China, and Southeast Asia. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan’s economy. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

12 WisdomTree Trust Prospectus

■	Hedging Risk. Derivatives used by the Fund to offset its exposure to non-U.S. currencies may not perform as intended for a variety of reasons, including a lack of correlation between the derivative and the underlying currency. There can be no assurance that the Fund’s dynamic hedging strategy or hedging transactions will be effective. The value of an investment in the Fund could be significantly and adversely affected if (i) the value of foreign currencies being hedged by the Fund appreciate relative to the U.S. dollar at the same time the value of the Fund's equity holdings depreciate, or (ii) the Fund’s derivatives are unsuccessful in offsetting the Fund’s exposure to such foreign currencies as indicated by the Index.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the MSCI EAFE Local Currency Index, a broad-based securities market index intended to represent the overall international equity market. Performance is also shown for the MSCI EAFE Small Cap Index, MSCI EAFE Small Cap Value Index, and the MSCI EAFE Small Cap Local Currency Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

WisdomTree Trust Prospectus 13

The Fund’s year-to-date total return as of September 30, 2026 was 8.97%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.69%	2Q/2025
Lowest Return	(29.08)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Dynamic International SmallCap Equity Fund	1 Year	5 Years	Since Inception January 7, 2016
Return Before Taxes Based on NAV	29.13%	11.34%	9.76%
Return After Taxes on Distributions	28.20%	10.36%	8.99%
Return After Taxes on Distributions and Sale of Fund Shares	18.29%	8.91%	7.91%
WisdomTree Dynamic International SmallCap Equity Index (Reflects no deduction for fees, expenses or taxes)	29.85%	11.69%	10.17%
MSCI EAFE Small Cap Index (Reflects no deduction for fees, expenses or taxes)	31.83%	5.62%	8.03%
MSCI EAFE Small Cap Value Index (Reflects no deduction for fees, expenses or taxes)	37.65%	9.12%	8.65%
MSCI EAFE Small Cap Local Currency Index (Reflects no deduction for fees, expenses or taxes)	23.09%	9.09%	8.86%
MSCI EAFE Local Currency Index (Reflects no deduction for fees, expenses or taxes)	20.60%	11.47%	9.20%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

14 WisdomTree Trust Prospectus

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since October 2020.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 15

WisdomTree International Adaptive Moving Average Fund

Investment Objective

The WisdomTree International Adaptive Moving Average Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Adaptive Moving Average Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.42%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 43	$ 135

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from March 12, 2026 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 6% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to international equity securities and U.S. Treasury bills that adapts, on a daily basis, to rising and falling trends in the international equity market. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Core Equity Index Committee.

16 WisdomTree Trust Prospectus

The Index consists of the equity constituents of the WisdomTree International LargeCap Index, U.S. Treasury bills, and other instruments that in combination have economic characteristics similar or equivalent to those securities. The WisdomTree International LargeCap Index is a market-capitalization weighted index composed of equity securities of international large-capitalization companies. To be eligible for inclusion in the WisdomTree International LargeCap Index, a company must conduct its primary business activities (“Primary Business Activities”) and list its shares on a securities exchange operating in one or more of the following developed countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Israel, Japan, Australia, Hong Kong, and Singapore (this list may be amended by the Index Provider from time to time pursuant to the Index methodologies). The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

The Index seeks to adapt to rising and falling trends in the international equity market by allocating its weightings among international equity securities or U.S. Treasury bills as indicated by a price trend signal developed by WisdomTree. This signal determines the Index’s constituent allocation by applying a “moving average crossover” analysis to the total returns of the WisdomTree International LargeCap Index, which generates a ratio comparing the WisdomTree International LargeCap Index’s closing price on a given day with its average closing price over the last 200 days. Where the ratio is above 1.01 for two consecutive trading days, the Index allocates 100% of its weight to the WisdomTree International LargeCap Index. The constituents of the WisdomTree International LargeCap Index included in the Index are market capitalization weighted. Where the ratio is at or below 0.99 for two consecutive trading days, the Index allocates 100% of its weight to U.S. Treasury bills. Once 100% of the Index’s weight is allocated to the WisdomTree International LargeCap Index, that allocation will be maintained as long as the ratio remains above 1.01. Similarly, once 100% of the Index’s weight is allocated to U.S. Treasury bills, that allocation will be maintained as long as the ratio remains at or below 0.99. The moving average crossover ratio is calculated on each business day, with the Index changing its allocation (i.e., reconstituting the Index) to the WisdomTree International LargeCap Index or U.S. Treasury bills, as needed in response to the ratio.

To enhance responsiveness during market downturns, the Index incorporates a breadth overlay. This measure captures the percentage of WisdomTree International LargeCap Index constituents that are trading above their respective 200-day average closing price. When 100% of the Index weight is allocated to U.S. Treasury bills and more than 15% of the constituents of the WisdomTree International LargeCap Index trade above their respective 200-day average closing price, the Index reallocates 100% of its weight to the WisdomTree International LargeCap Index. If the market price of the WisdomTree International LargeCap Index drops by more than 5% since the Index’s allocation to the WisdomTree International LargeCap Index, a stop-loss mechanism is applied, which causes the Index to allocate 100% of its weight to U.S. Treasury bills at market close on the day following the day on which the stop-loss threshold is breached.

Under normal circumstances, the Fund invests in a combination of investments that provide direct and indirect exposure to international equity securities and U.S. Treasury bills. The Fund may invest in futures to achieve its exposure to some or all of the constituents of the Index. For example, the Fund may determine to invest up to 100% of its assets in futures that provide short exposure to equities when the Index allocates 100% of its weight to U.S. Treasury bills to hedge exposure to the International equity market. To achieve its investment objective, the Fund also may invest in, among other investments, exchange-traded funds (“ETFs”), and in U.S. government securities, money market funds, and cash and cash equivalents, to serve as collateral or margin for the Fund’s investments in derivatives investments. The Fund expects to engage in active and frequent trading of its portfolio securities.

The Adviser currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and therefore the Fund, had significant exposure ( e.g., approximately 15% or more of the Index’s total weight) to the Industrials and Financials Sectors.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of related industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of related industries to approximately the same extent as the Index.

Although the Fund’s geographic exposure may change from time to time, as of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in Japan and the United Kingdom comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

WisdomTree Trust Prospectus 17

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Adaptive Strategy Risk. In seeking to adapt to rising and falling trends in the international equity market, the Index and, therefore, the Fund, allocates its assets to equity or fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not make such allocations. There can be no guarantee that the adaptive strategy will work as intended. The strategy may result in periods of underperformance, limit the Fund’s ability to participate in rising markets, and increase transaction costs.

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk, but may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. government securities to decline. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

■	Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, money market funds, and other mutual funds, certain of which may be managed by the Adviser or an affiliate of the Adviser, subjects the Fund to those risks affecting the other investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of an underlying investment company’s expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

18 WisdomTree Trust Prospectus

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts to implement its principal investment strategies. Risks specific to futures contracts, as well as other risks related to the use of derivatives, generally, such as counterparty and issuer credit risk, are described in greater detail elsewhere in the Fund’s Prospectus. A futures contract is an agreement to buy or sell assets at a fixed price, but to be delivered and paid for later.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

WisdomTree Trust Prospectus 19

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in Japan
Investments in Japan are subject to risks associated with its economy’s dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan’s economy is also reliant on the economic strength of its key trading partners in the United States, China, and Southeast Asia. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan’s economy. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

Investments in the United Kingdom
Investments in the United Kingdom (“U.K.”) are subject to risks associated with the U.K.’s economy and the ongoing effects of its withdrawal from the European Union single market and customs union (“Brexit”). The U.K.’s economic growth, as well as the strength of its currency, the British pound, may be affected by changes in the economic health of its primary trade partners across Europe and the United States. The U.K.'s economy is also heavily dependent on the export of financial services and may be impacted by a slowdown in the financial services sector.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

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■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

The Fund commenced operations on March 12, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since March 2026.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

WisdomTree Trust Prospectus 21

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WisdomTree Global Alpha Fund

Investment Objective

The WisdomTree Global Alpha Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.88%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 90	$ 281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund commenced operations on October 8, 2026, portfolio turnover information is not yet available as of the most recent fiscal year end.

Principal Investment Strategies of the Fund

The Fund is actively managed. The Fund seeks to achieve its investment objective by investing its assets in accordance with a long/short global equity strategy.

The Fund selects investments for the long/short global equity strategy using machine learning models developed by a third-party model provider and trained on historical data to make predictions about a security’s return and/or risk. The model uses historical market and fundamental company data obtained from established third-party institutional data providers. The model provider processes and standardizes this information and uses it to calculate a broad set of security-specific quantitative features. These features are based primarily on well-established quantitative investment concepts documented in academic and practitioner research, including valuation/value, momentum, quality, profitability, size and risk, among other company-specific characteristics (examples include measures derived from security price performance, valuation ratios, profitability, balance-sheet characteristics, earnings and cash flows, company size and historical volatility). The model analyzes these features collectively, and uses historical observations to identify relationships between these features and subsequent security returns and/or risk.

The Fund will be comprised of a U.S. basket and a non-U.S. basket, each with approximately 300-600 positions. The Fund will not invest more than 60% of its assets in issuers domiciled in the U.S.

A company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

WisdomTree Trust Prospectus 23

To be eligible for the U.S. basket, a company must (i) be in the top 2,000 U.S. listed companies by market capitalization; (ii) have a share price above $20 per share as of the screening date (the models screen companies after the close of trading on the last trading day of each month); (iii) be listed on the New York Stock Exchange or The Nasdaq Stock Market LLC; (iv) have an average daily trading volume of more than $3 million for the preceding six months; and (v) if considered for short positions, have a borrow fee of less than 10% of the total value of the borrowed shares.

To be eligible for the non-U.S. basket, a company must: (i) be listed on an eligible global stock exchange; (ii) have at least $1 billion market capitalization; (iii) have an average daily trading volume of more than $3 million for the preceding three months; and (iv) if considered for short positions, have a borrow fee of less than 10% of the total value of the borrowed shares.

Typically, the long/short global equity strategy is 200% long and approximately 180% short but those percentages will vary over time as the models adapt to market conditions. The long/short global equity strategy exposure generally will be achieved through the use of derivative instruments, including, but not limited to, swaps.

The Fund’s portfolio generally is rebalanced monthly; however, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) may adjust or rebalance the portfolio more or less frequently as it deems appropriate to seek to achieve the Fund’s investment objective. Factors such as market conditions and investment opportunities may cause the Fund’s portfolio to be rebalanced on other than a monthly schedule. Between rebalances, the number of holdings in the Fund and its long/short exposure may vary.

The Fund may invest in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in swap contracts and other derivatives.

The Fund is expected to have significant exposure to the Financials and Information Technology Sectors. Although the Fund’s geographic exposure may change from time to time, the equity securities of companies that conduct their Primary Business Activities in the U.S. are expected to comprise a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. In addition, the investment model is artificial intelligence-based and designed to identify companies expected to deliver outperformance based on its processing of and identification of patterns in an extensive amount of historical market data. The model's use of artificial intelligence heightens the aforementioned risks. For example, the success of the investment model is primarily driven by its ability to learn from the data input into the model. As a result, the Fund is subject to the risks that the artificial intelligence element fails to learn and develop as expected, reaches erroneous conclusions, and/or is constrained by human intervention in its design or operation. The model's signals may also fail as a result of coding errors, inaccuracies in the data or other information supporting the model, and/or a cybersecurity breach affecting the model or the third-party model provider. The Sub-Adviser (defined below) retains discretion in determining whether and how to implement any outputs generated by the model, and the Sub-Adviser's implementation decisions could affect the success of the Fund's implementation of its strategy. The model may also produce unexpected or anomalous results during periods of significant market volatility or other market disruptions, which may differ materially from the historical data on which the model was trained and could result in losses to the Fund. The aforementioned errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

24 WisdomTree Trust Prospectus

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use swaps and other derivative instruments to implement its principal investment strategies. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. A futures contract is an agreement to buy or sell assets at a fixed price, but to be delivered and paid for later. Options are financial instruments that provide the right, but not the obligation, to buy or sell an underlying asset at a set price. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of swaps, including but not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of swaps; and (3) no guarantee that an active market will exist for swaps at any particular time. Other risks specific to these types of derivatives instruments, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Counterparty Credit Risk. The Fund may invest in derivatives and certain other financial instruments involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. As a result, the Fund is subject to the risk that such counterparties may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations. In such case, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty and the industry in which they operate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 25

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Financials Sector Risk. The Fund is expected to invest a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

26 WisdomTree Trust Prospectus

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Information Technology Sector Risk. The Fund is expected to invest a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Mid-Capitalization Investing Risk. The Fund invests in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Short Exposure Risk. A short exposure through a derivative exposes the Fund to counterparty, credit and leverage risks. The loss on a short exposure, which may be theoretically unlimited, may be greater than a long investment in the security itself because the price of the referenced security may theoretically rise without limit, thereby increasing the final settlement price of the short exposure contract, or if applicable, the price at which the security must be purchased to satisfy any delivery obligation at final settlement. Moreover, there can be no assurance that securities necessary to satisfy any delivery obligation, or otherwise to offset a short position will be available for purchase. The Fund may be unable to enter into a short position at an advantageous time or price, which could limit its ability to obtain the desired short exposure.

WisdomTree Trust Prospectus 27

■	Small-Capitalization Investing Risk. The Fund invests in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

■	Tax Risk. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may be deferred to the extent that the Fund has unrealized gains with respect to the other offsetting position in such straddle; (2) the Fund’s holding period in straddle positions be reset if the position has not reached a long-term holding period before the straddle was established and does not begin as long as the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

Fund Performance

The Fund commenced operations on October 8, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by NIMNA’s Multi-Asset Solutions Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

James Stavena, Head of Portfolio Management, Multi-Asset Solutions, has been a portfolio manager of the Fund since October 2026.

Torrey Zaches, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since October 2026.

Louis Mangini, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since November 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently TXSE, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us

28 WisdomTree Trust Prospectus

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 29

WisdomTree U.S. Adaptive Moving Average Fund

Investment Objective

The WisdomTree U.S. Adaptive Moving Average Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Adaptive Moving Average Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.33%[2]

1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 34	$ 106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from March 12, 2026 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 97% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to U.S. equity securities and U.S. Treasury bills that adapts, on a daily basis, to rising and falling trends in the U.S. equity market. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Core Equity Index Committee.

30 WisdomTree Trust Prospectus

The Index consists of the equity constituents of the WisdomTree 500 Index, U.S. Treasury bills, and other instruments that in combination have economic characteristics similar or equivalent to those securities. The WisdomTree 500 Index is a market-capitalization weighted index composed of equity securities of U.S. large-capitalization companies. A company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

The Index seeks to adapt to rising and falling trends in the U.S. equity market by allocating its weightings among U.S. equity securities or U.S. Treasury bills as indicated by a price trend signal developed by WisdomTree. This signal determines the Index’s constituent allocation by applying a “moving average crossover” analysis to the total returns of the WisdomTree 500 Index, which generates a ratio comparing the WisdomTree 500 Index’s closing price on a given day with its average closing price over the last 200 days. Where the ratio is above 1.01 for two consecutive trading days, the Index allocates 100% of its weight to the WisdomTree 500 Index. The constituents of the WisdomTree 500 Index included in the Index are market capitalization weighted. Where the ratio is at or below 0.99 for two consecutive trading days, the Index allocates 100% of its weight to U.S. Treasury bills. Once 100% of the Index’s weight is allocated to the WisdomTree 500 Index, that allocation will be maintained as long as the ratio remains above 1.01. Similarly, once 100% of the Index’s weight is allocated to U.S. Treasury bills, that allocation will be maintained as long as the ratio remains at or below 0.99. The moving average crossover ratio is calculated on each business day, with the Index changing its allocation (i.e., reconstituting the Index) to the WisdomTree 500 Index or U.S. Treasury bills, as needed in response to the ratio.

To enhance responsiveness during market downturns, the Index incorporates a breadth overlay. This measure captures the percentage of WisdomTree 500 Index constituents that are trading above their respective 200-day average closing price. When 100% of the Index weight is allocated to U.S. Treasury bills and more than 15% of the constituents of the WisdomTree 500 Index trade above their respective 200-day average closing price, the Index reallocates 100% of its weight to the WisdomTree 500 Index. If the market price of the WisdomTree 500 Index drops by more than 5% since the Index’s allocation to the WisdomTree 500 Index, a stop-loss mechanism is applied, which causes the Index to allocate 100% of its weight to U.S. Treasury bills at market close on the day following the day on which the stop-loss threshold is breached.

Under normal circumstances, the Fund invests in a combination of investments that provide direct and indirect exposure to U.S. equity securities and U.S. Treasury bills. The Fund may invest in futures to achieve its exposure to some or all of the constituents of the Index. For example, the Fund may determine to invest up to 100% of its assets in futures that provide short exposure to equities when the Index allocates 100% of its weight to U.S. Treasury bills to hedge exposure to the U.S. equity market. To achieve its investment objective, the Fund also may invest in, among other investments, exchange-traded funds (“ETFs”), and in U.S. government securities, money market funds, and cash and cash equivalents, to serve as collateral or margin for the Fund’s investments in derivatives investments. The Fund expects to engage in active and frequent trading of its portfolio securities.

The Adviser currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and therefore the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Information Technology Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of related industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of related industries to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

WisdomTree Trust Prospectus 31

■	Adaptive Strategy Risk. In seeking to adapt to rising and falling trends in the U.S. equity market, the Index and, therefore, the Fund, allocates its assets to equity or fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not make such allocations. There can be no guarantee that the adaptive strategy will work as intended. The strategy may result in periods of underperformance, limit the Fund’s ability to participate in rising markets, and increase transaction costs.

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk, but may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. government securities to decline. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

■	Investment in Investment Companies Risk. Investing in other investment companies, including ETFs, money market funds, and other mutual funds, certain of which may be managed by the Adviser or an affiliate of the Adviser, subjects the Fund to those risks affecting the other investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of an underlying investment company’s expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

32 WisdomTree Trust Prospectus

■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts to implement its principal investment strategies. Risks specific to futures contracts, as well as other risks related to the use of derivatives, generally, such as counterparty and issuer credit risk, are described in greater detail elsewhere in the Fund’s Prospectus. A futures contract is an agreement to buy or sell assets at a fixed price, but to be delivered and paid for later.

■	Geographic Investment Risk. The Fund expects to invest most of its assets in the securities of U.S. companies and is therefore more likely to be impacted by events or conditions affecting the United States.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

WisdomTree Trust Prospectus 33

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

The Fund commenced operations on March 12, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since March 2026.

34 WisdomTree Trust Prospectus

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 35

WisdomTree U.S. Corporate Bond Fund

Investment Objective

The WisdomTree U.S. Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Quality Corporate Bond Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.18%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 18	$ 58	$ 101	$ 230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. corporate bonds and/or investments that have economic characteristics that are substantially similar to the economic characteristics of U.S. corporate bonds. For purposes of this policy, U.S. corporate bonds include fixed income securities such as bonds, notes, and other debt obligations issued by corporations domiciled in the U.S.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to capture the performance of selected issuers in the U.S. investment grade corporate bond market that are deemed to have favorable fundamental and income characteristics. The Index employs a multi-step process, which screens based on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer favorable income characteristics. The goal is to improve the risk-adjusted performance of traditional market capitalization-weighted approaches of corporate bond indices.

36 WisdomTree Trust Prospectus

The Index is comprised of corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, bonds must meet the following criteria: (i) pay fixed-rate coupons; (ii) have at least $350 million in par amount outstanding; (iii) have a remaining maturity of at least one year; and (iv) be rated investment grade (at least BBB- or Baa3) by Standard & Poor’s or Moody’s. The final rating is determined by the average rating from the two rating agencies. All bonds are denominated in U.S. dollars.

The Index utilizes a “screen and tilt” rules-based approach to isolate bonds that have favorable fundamentals and tilts to those bonds with favorable income and valuation characteristics. Once the Index universe is defined from the eligibility criteria, individual bonds are assigned a factor score based on rules-based fundamental metrics, such as distinguishing cash flow, profitability and leverage. Bonds are ranked within one of three sectors (i.e., industrial, financial, or utility) based on their factor scores and then screened so that bonds receiving the lowest 20% of factor scores in each sector are removed from the Index. Each remaining bond is then assigned an income tilt score reflecting, among other factors, the bond's probability of default and duration relative to the other remaining bonds in its sector, and the yield spread between the bond and U.S. Treasuries. Income tilt scores are then used to determine a bond’s weight in the Index, with bonds receiving higher income tilt scores being more heavily weighted. Issuer exposure is capped at 5%, with excess exposure distributed to the remaining bonds on a pro-rata basis. The Index is rebalanced quarterly.

The Fund may invest up to 20% of its assets in investments not included in the Index, including repurchase agreements, and/or derivatives. Derivative investments may include interest rate futures, swaps, and forward contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 37

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an interest rate, a currency, or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund may use forward contracts, swaps, and interest rate futures to implement its principal investment strategies. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. As a result, forward contracts are subject to counterparty credit risk, including that a counterparty may be unwilling or unable to meet its contractual obligations. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. An interest rate futures contract is an exchange-traded contract that provides for the future purchase of an interest-bearing asset at a specified price set at the time of contract. Interest rate futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying interest rates.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

38 WisdomTree Trust Prospectus

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Repurchase Agreement Risk. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Investments in repurchase agreements are subject to counterparty risk. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Investments in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index intended to represent the overall domestic bond market. Performance is also shown for the ICE BofA Merrill Lynch U.S. Corporate Index, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was (3.00)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.37%	2Q/2020
Lowest Return	(7.86)%	1Q/2022

WisdomTree Trust Prospectus 39

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree U.S. Corporate Bond Fund	1 Year	5 Years	Since Inception April 27, 2016
Return Before Taxes Based on NAV	7.75%	(0.27)%	2.53%
Return After Taxes on Distributions	5.64%	(1.91)%	1.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.55%	(0.92)%	1.28%
WisdomTree U.S. Quality Corporate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.99%	(0.01)%	2.86%
ICE BofA Merrill Lynch U.S. Corporate Index (Reflects no deduction for fees, expenses or taxes)	7.78%	0.11%	2.95%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.75%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Voya Investment Management Co. LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Investment Grade Credit team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Travis King, CFA, Portfolio Manager, has been a portfolio manager of the Fund since April 2016.

Lenny Zhang, CFA, Portfolio Manager, has been a portfolio manager of the Fund since February 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

40 WisdomTree Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 41

WisdomTree U.S. High Yield Corporate Bond Fund

Investment Objective

The WisdomTree U.S. High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.38%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 39	$ 122	$ 213	$ 480

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to capture the performance of selected issuers in the U.S. non-investment-grade corporate bond (“junk bond”) market with favorable fundamental and income characteristics. The Index employs a multi-step selection process to seek to identify bonds with favorable fundamentals and then tilts to those bonds with favorable risk-adjusted income characteristics.

The Index is comprised of U.S. dollar-denominated corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, bonds must meet the following key criteria: (i) pay fixed-rate coupons; (ii) have at least $500 million in par amount outstanding; (iii) have a remaining maturity of at least one year; and (iv) have a non-investment grade rating by Standard & Poor’s or Moody’s (i.e., below BBB- or Baa3, respectively). For the purposes of the Index, bonds issued under Regulation S are excluded from eligibility. In addition, a bond cannot be in default or otherwise be in distress (e.g., the bond must be rated above C).

42 WisdomTree Trust Prospectus

Once the Index universe is defined, each bond is assigned a factor score based on fundamental metrics that distinguish cash flow characteristics (i.e., free cash flow) and momentum metrics based on the relative equity market performance of the bond’s issuer. The Index selects bonds principally based on their fundamental metrics. However, a bond issued by a company with favorable fundamental metrics, but exhibiting significant negative momentum metrics would be excluded from the Index, while a bond with weaker fundamental metrics but showcasing positive momentum metrics would be included in the Index. Bonds are assigned to one of five sectors (i.e., industrial, financial, utility, consumer, or energy) and then assessed for liquidity against public bonds within their sector. Bonds deemed to be among the 5% least liquid are excluded from consideration.

Each remaining bond is then assigned an income tilt score. A bond’s tilt score reflects, among other factors, its probability of default and recovery relative to the other bonds in its sector and the yield spread between the bond and U.S. Treasuries. Income tilt scores are then used to determine a bond’s weight in the Index relative to its market value, with greater weight allocated to those bonds receiving higher income tilt scores. The Fund’s exposure to any single bond issuer and any single bond is capped at the time of rebalance at 2% and 0.50%, respectively, with any excess exposure allocated across the remaining bonds on a pro rata basis. The Index is rebalanced semi-annually. During the intra-rebalance period, the Index may include constituents that no longer meet the Index’s eligibility criteria as described above. Under certain circumstances, such as in response to a change in a bond’s credit rating that causes it to no longer meet the Index eligibility criteria, the Index Provider may remove constituents from the Index intra-rebalance but on a delayed-basis (e.g., at the end of the month in which the credit rating changed).

The Fund may invest up to 20% of its assets in investments not included in the Index, including repurchase agreements and/or derivatives. Derivative investments may include interest rate futures, swaps, and forward contracts.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Trust Prospectus 43

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an interest rate, a currency, or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund may use forward contracts, swaps, and interest rate futures to implement its principal investment strategies. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. As a result, forward contracts are subject to counterparty credit risk, including that a counterparty may be unwilling or unable to meet its contractual obligations. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. An interest rate futures contract is an exchange-traded contract that provides for the future purchase of an interest-bearing asset at a specified price set at the time of contract. Interest rate futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying interest rates.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

44 WisdomTree Trust Prospectus

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Repurchase Agreement Risk. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Investments in repurchase agreements are subject to counterparty risk. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Investments in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the Bloomberg U.S. Universal Total Return Index Value Unhedged USD, a broad-based securities market index intended to represent the overall domestic bond market. Performance is also shown for the ICE BofA Merrill Lynch U.S. High Yield Index, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was (0.25)%.

WisdomTree Trust Prospectus 45

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	8.15%	1Q/2019
Lowest Return	(10.41)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree U.S. High Yield Corporate Bond Fund	1 Year	5 Years	Since Inception April 27, 2016
Return Before Taxes Based on NAV	9.48%	3.34%	4.99%
Return After Taxes on Distributions	6.69%	0.98%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.54%	1.49%	2.74%
WisdomTree U.S. High Yield Corporate Bond Index (Reflects no deduction for fees, expenses or taxes)	9.44%	3.79%	5.58%
ICE BofA Merrill Lynch U.S. High Yield Index (Reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	5.93%
Bloomberg U.S. Universal Total Return Index Value Unhedged USD (Reflects no deduction for fees, expenses or taxes)	7.58%	0.05%	2.15%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Voya Investment Management Co. LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Leveraged Credit team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Scott Frost, CFA, Senior Vice President and Portfolio Manager, has been a portfolio manager of the Fund since January 2026.

David Oberto, Senior Vice President and Lead Portfolio Manager, has been a portfolio manager of the Fund since January 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

46 WisdomTree Trust Prospectus

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 47

WisdomTree U.S. Short-Term Corporate Bond Fund

Investment Objective

The WisdomTree U.S. Short-Term Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-term Quality Corporate Bond Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.18%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 18	$ 58	$ 101	$ 230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management”– or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. corporate bonds and/or investments that have economic characteristics that are substantially similar to the economic characteristics of U.S. corporate bonds. For purposes of this policy, U.S. corporate bonds include fixed income securities such as bonds, notes, and other debt obligations issued by corporations domiciled in the U.S.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to capture the performance of selected issuers in the short-term U.S. investment grade corporate bond market that are deemed to have favorable fundamental and income characteristics. The Index employs a multi-step process, which screens based on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer favorable income characteristics. The goal is to improve the risk-adjusted performance of traditional market capitalization-weighted approaches of corporate bond indices.

48 WisdomTree Trust Prospectus

The Index is comprised of corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, bonds must meet the following criteria: (i) pay fixed-rate coupons; (ii) have at least $350 million in par amount outstanding; (iii) have a remaining maturity of at least one year and at most five years; and (iv) be rated investment grade (at least BBB- or Baa3) by Standard & Poor’s or Moody’s. The final rating is determined by the average rating from the two rating agencies. All bonds are denominated in U.S. dollars.

The Index utilizes a “screen and tilt” rules-based approach to isolate bonds that have favorable fundamentals and tilts to those bonds with favorable income and valuation characteristics. Once the Index universe is defined from the eligibility criteria, individual bonds are assigned a factor score based on rules-based fundamental metrics distinguishing cash flow, profitability and leverage. Bonds are ranked within one of three sectors (i.e., industrial, financial, or utility) based on their factor scores and then screened so that the bonds receiving the lowest 20% of factor scores in each sector are removed from the Index. Each remaining bond is then assigned an income tilt score reflecting, among other factors, the bond's probability of default and duration relative to the other remaining bonds in its sector and the yield spread between the bond and U.S. Treasuries. Income tilt scores are then used to determine a bond’s weight in the Index, with bonds receiving higher income tilt scores being more heavily weighted. Issuer exposure is capped at 5%, with excess exposure distributed to the remaining bonds on a pro-rata basis. The Index is rebalanced quarterly.

The Fund may invest up to 20% of its assets in investments not included in the Index, including repurchase agreements, and/or derivatives. Derivative investments may include interest rate futures, swaps, and forward contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 49

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an interest rate, a currency, or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund may use forward contracts, swaps, and interest rate futures to implement its principal investment strategies. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. As a result, forward contracts are subject to counterparty credit risk, including that a counterparty may be unwilling or unable to meet its contractual obligations. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. An interest rate futures contract is an exchange-traded contract that provides for the future purchase of an interest-bearing asset at a specified price set at the time of contract. Interest rate futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying interest rates.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

50 WisdomTree Trust Prospectus

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Repurchase Agreement Risk. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Investments in repurchase agreements are subject to counterparty risk. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Investments in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index intended to represent the overall domestic bond market. Performance is also shown for the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was (0.25)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.73%	2Q/2020
Lowest Return	(3.65)%	1Q/2022

WisdomTree Trust Prospectus 51

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree U.S. Short-Term Corporate Bond Fund	1 Year	5 Years	Since Inception April 27, 2016
Return Before Taxes Based on NAV	6.55%	2.09%	2.47%
Return After Taxes on Distributions	4.61%	0.78%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.84%	1.02%	1.41%
WisdomTree U.S. Short-term Quality Corporate Bond Index (Reflects no deduction for fees, expenses or taxes)	6.77%	2.36%	2.84%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index (Reflects no deduction for fees, expenses or taxes)	6.80%	2.23%	2.92%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.75%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Voya Investment Management Co. LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Investment Grade Credit team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Travis King, CFA, Portfolio Manager, has been a portfolio manager of the Fund since April 2016.

Lenny Zhang, CFA, Portfolio Manager, has been a portfolio manager of the Fund since February 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

52 WisdomTree Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 53

WisdomTree U.S. Efficient Core Fund

Investment Objective

The WisdomTree U.S. Efficient Core Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.22%[1]

1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 23	$ 71	$ 124	$ 280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing in large-capitalization U.S. equity securities and U.S. Treasury futures contracts.

The Fund invests in a representative basket of U.S. equity securities of large-capitalization companies generally weighted by market capitalization. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of U.S. issuers and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such securities. For the purposes of this policy, U.S. investments are equity or fixed income securities issued by U.S. issuers and U.S. government securities, including U.S. Treasury securities. U.S. issuers are those that conduct their primary business activities (“Primary Business Activities”) and list their shares on a securities exchange operating in the United States. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. Under normal circumstances, the Fund expects its investments in U.S. equity securities to represent approximately 90% of the Fund’s net assets.

54 WisdomTree Trust Prospectus

The remainder of the net assets, which WisdomTree Asset Management, Inc., the Fund’s investment adviser (“WisdomTree Asset Management” or the “Adviser”), expects to be in cash and cash equivalents, will serve as collateral for U.S. Treasury futures contracts of varying maturities ranging from 2 to 30 years, which are selected to achieve a target duration of 3 to 8 years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. Under normal circumstances, the aggregate U.S. Treasury futures contracts positions will represent a notional exposure (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 60% of the Fund’s net assets. The notional exposure of a futures contract is calculated by multiplying the size of the futures contract by the market price for future delivery of the underlying U.S. Treasuries. The Adviser expects that the level of interest rate risk offered by the weighted positions in the U.S. Treasury futures contracts will be set and maintained at risk levels consistent with intermediate term fixed income securities. It is anticipated that the U.S. Treasury futures contracts will be rolled as they near expiry into new contracts, with the size of the futures positions at different maturity points adjusted to maintain the desired interest rate risk exposure.

The Fund’s portfolio will be rebalanced quarterly to implement the results of the model. As a result, between quarterly rebalances, the Fund’s allocations to U.S. equity securities and U.S. Treasury futures contracts may vary from the targeted 90%/60% allocations, and the targeted duration of and level of interest rate risk associated with the fixed income portion of the Fund may vary from their respective targets stated herein. To the extent exposure of the equity and fixed income portions of the Fund deviates from the targeted 90% equity and 60% U.S. Treasury futures contracts allocations noted above by 5% or greater, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the target allocations.

As of September 30, 2026, companies in the Information Technology Sector comprised a significant portion (e.g., approximately 15% or more) of the Fund’s assets; however, the Fund’s sector exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a treasury security. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use U.S. Treasury futures contracts to implement its principal investment strategy. A bond futures contract, such as a U.S. Treasury future, is an exchange-traded contract that provides for the future purchase or sale of the reference asset, at a specified price set at the time of contract. U.S. Treasury futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying U.S. Treasury security.

■	Futures Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling (i.e., replacing expiring futures contracts with new futures contracts). The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

WisdomTree Trust Prospectus 55

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

56 WisdomTree Trust Prospectus

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities, and financial instruments related to fixed income securities, will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk. For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the S&P 500® Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the 60% S&P 500® Index / 40% Bloomberg U.S. Aggregate Index Composite, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

WisdomTree Trust Prospectus 57

The Fund’s year-to-date total return as of September 30, 2026 was 7.23%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	19.31%	2Q/2020
Lowest Return	(17.50)%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree U.S. Efficient Core Fund	1 Year	5 Years	Since Inception August 2, 2018
Return Before Taxes Based on NAV	18.82%	9.76%	12.53%
Return After Taxes on Distributions	18.43%	9.45%	12.19%
Return After Taxes on Distributions and Sale of Fund Shares	11.31%	7.66%	10.17%
60% S&P 500® Index / 40% Bloomberg U.S. Aggregate Index Composite (Reflects no deduction for fees, expenses or taxes)	13.75%	8.35%	9.50%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.50%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since October 2020.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

58 WisdomTree Trust Prospectus

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 59

WisdomTree Emerging Markets Efficient Core Fund

Investment Objective

The WisdomTree Emerging Markets Efficient Core Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.34%[1]

1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 35	$ 109	$ 191	$ 431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing in emerging markets equity securities and U.S. Treasury futures contracts.

The Fund invests in a representative basket of emerging markets equity securities generally weighted by market capitalization. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investments consistent with the Fund’s Emerging Markets Efficient Core strategy. For purposes of this policy, the Fund’s Emerging Markets Efficient Core strategy is the Fund’s strategy to invest in securities of emerging market issuers and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such securities and U.S. Treasury securities. Emerging market issuers are those that conduct their primary business activities (“Primary Business Activities”) and list their shares on a securities exchange operating in an emerging market country. An emerging market country includes any country that is: (i) generally recognized as an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. Under normal circumstances, the Fund expects its investments in emerging markets equity securities to represent approximately 90% of the Fund’s net assets.

60 WisdomTree Trust Prospectus

The remainder of the net assets, which WisdomTree Asset Management, Inc., the Fund’s investment adviser (“WisdomTree Asset Management” or the “Adviser”), expects to be in cash and cash equivalents, will serve as collateral for U.S. Treasury futures contracts of varying maturities ranging from 2 to 30 years, which are selected to achieve a target duration of 3 to 8 years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. Under normal circumstances, the aggregate U.S. Treasury futures contracts positions will represent a notional exposure (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 60% of the Fund’s net assets. The notional exposure of a futures contract is calculated by multiplying the size of the futures contract by the market price for future delivery of the underlying U.S. Treasuries. The Adviser expects that the level of interest rate risk offered by the weighted positions in the U.S. Treasury futures contracts will be set and maintained at risk levels consistent with intermediate term fixed income securities. It is anticipated that the U.S. Treasury futures contracts will be rolled as they near expiry into new contracts, with the size of the futures positions at different maturity points adjusted to maintain the desired interest rate risk exposure.

The Fund’s portfolio will be rebalanced quarterly to implement the results of the model. As a result, between quarterly rebalances, the Fund’s allocations to emerging markets equity securities and U.S. Treasury futures contracts may vary from the targeted 90%/60% allocations, and the targeted duration of and level of interest rate risk associated with the fixed income portion of the Fund may vary from their respective targets stated herein. To the extent exposure of the equity and fixed income portions of the Fund deviates from the targeted 90% equity and 60% U.S. Treasury futures contracts allocations noted above by 5% or greater, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the target allocations.

As of September 30, 2026, companies in the Information Technology and Financials Sectors comprised a significant portion (e.g., approximately 15% or more) of the Fund’s assets; however, the Fund’s sector exposure may change from time to time.

As of September 30, 2026, the equity securities of companies domiciled in or otherwise tied to China, South Korea and Taiwan comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a treasury security. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use U.S. Treasury futures contracts to implement its principal investment strategy. A bond futures contract, such as a U.S. Treasury future, is an exchange-traded contract that provides for the future purchase or sale of the reference asset, at a specified price set at the time of contract. U.S. Treasury futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying U.S. Treasury security.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

WisdomTree Trust Prospectus 61

■	Futures Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling (i.e., replacing expiring futures contracts with new futures contracts). The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

62 WisdomTree Trust Prospectus

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in China
China may be subject to considerable degrees of economic, political and social instability. The Chinese market remains a developing market and may be subject to significantly higher volatility in comparison to those of more developed markets. While the Chinese government has implemented economic and market reforms, the government continues to exert substantial influence over Chinese markets and the economy as a whole. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Escalating trade tensions between the United States and China, including the imposition of significant tariffs by both countries, have increased uncertainty regarding the long-term trajectory of U.S.-China economic relations and may adversely impact Chinese issuers and the Fund's investments in China. The Chinese economy may also experience slower growth if global or domestic demand for Chinese goods decreases significantly and/or key trading partners apply trade tariffs or implement other protectionist measures.

Investments in South Korea
Investments in South Korea are subject to risks specific to South Korea including legal, regulatory, political, currency, security, and economic risks. South Korea’s economy is heavily dependent on the export of certain finished goods and a decrease in demand for those goods could have a significant negative impact on South Korea’s economy. In addition, political and military tensions between South Korea and North Korea remain tense and such tensions, or the outbreak of military conflict, could have a significant negative effect on the Fund’s investments in South Korea.

Investments in Taiwan
The economy of Taiwan is heavily dependent on exports and key trading partners, including Japan, China, and the United States. Currency fluctuations, increasing competition from Asia’s other emerging economies, spending reductions by key trading partners, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. In addition, Taiwan lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Taiwan’s economy. Heightened geopolitical tensions between Taiwan and China, including increased military activity in the Taiwan Strait, present significant risks to Taiwan's economy and financial markets.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

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■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities, and financial instruments related to fixed income securities, will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk. For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the MSCI Emerging Markets Index, a broad-based securities market index intended to represent the overall emerging market equity market. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

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The Fund’s year-to-date total return as of September 30, 2026 was 22.16%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	11.45%	2Q/2025
Lowest Return	(13.69)%	3Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Emerging Markets Efficient Core Fund	1 Year	Since Inception May 20, 2021
Return Before Taxes Based on NAV	37.76%	2.19%
Return After Taxes on Distributions	36.40%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	22.86%	1.56%
MSCI Emerging Markets Index (Reflects no deduction for fees, expenses or taxes)	33.57%	3.80%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since May 2021.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

WisdomTree Trust Prospectus 65

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

66 WisdomTree Trust Prospectus

WisdomTree International Efficient Core Fund

Investment Objective

The WisdomTree International Efficient Core Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.26%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.28%[1]

1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 29	$ 90	$ 157	$ 356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing in international equity securities and U.S. Treasury futures contracts.

The Fund invests in a representative basket of developed market equity securities, excluding the United States and Canada, generally weighted by market capitalization. Under normal circumstances, the Fund invests approximately 90% of its net assets in such equity securities.

The remainder of the net assets, which WisdomTree Asset Management, Inc., the Fund’s investment adviser (“WisdomTree Asset Management” or the “Adviser”) expects to be in cash and cash equivalents, will serve as collateral for U.S. Treasury futures contracts of varying maturities ranging from 2 to 30 years, which are selected to achieve a target duration of 3 to 8 years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. Under normal circumstances, the aggregate U.S. Treasury futures contracts positions will represent a notional exposure (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 60% of the Fund’s net assets. The notional exposure of a futures contract is calculated by multiplying the size of the futures contract by the market price for future delivery of the underlying U.S. Treasuries. The Adviser expects that the level of interest rate risk offered by the weighted positions in the U.S. Treasury futures contracts will be set and maintained at risk levels consistent with intermediate term fixed income securities. It is anticipated that the U.S. Treasury futures contracts will be rolled as they near expiry into new contracts, with the size of the futures positions at different maturity points adjusted to maintain the desired interest rate risk exposure.

WisdomTree Trust Prospectus 67

The Fund’s portfolio will be rebalanced quarterly to implement the results of the model. As a result, between quarterly rebalances, the Fund’s allocations to international equity securities and U.S. Treasury futures contracts may vary from the targeted 90%/60% allocations, and the targeted duration of and level of interest rate risk associated with the fixed income portion of the Fund may vary from their respective targets stated herein. To the extent exposure of the equity and fixed income portions of the Fund deviates from the targeted 90% equity and 60% U.S. Treasury futures contracts allocations noted above by 5% or greater, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the target allocations.

As of September 30, 2026, companies in the Financials and Industrials Sectors comprised a significant portion (e.g., approximately 15% or more) of the Fund’s assets; however, the Fund’s sector exposure may change from time to time.

As of September 30, 2026, the equity securities of companies domiciled in or otherwise tied to Japan and Europe, particularly the United Kingdom, comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a treasury security. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use U.S. Treasury futures contracts to implement its principal investment strategy. A bond futures contract, such as a U.S. Treasury future, is an exchange-traded contract that provides for the future purchase or sale of the reference asset, at a specified price set at the time of contract. U.S. Treasury futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying U.S. Treasury security.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Futures Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling (i.e., replacing expiring futures contracts with new futures contracts). The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

68 WisdomTree Trust Prospectus

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

WisdomTree Trust Prospectus 69

Investments in Europe
Investments in Europe are subject to the risks associated with the political, social and economic conditions in the various countries in Europe in which the Fund invests and in Europe more generally. Many countries within Europe are closely connected and their economies and markets largely interdependent. As such, economic and political events in one European country, including monetary exchange rates between European countries and armed conflicts among two or more European countries, may have adverse effects across Europe. European countries that are members of the European Union (“EU”) and the European Economic and Monetary Union (“EMU”) are subject to certain economic and monetary policies and controls and the risks associated with such coordinated economic and fiscal policies, including the ongoing conflict in Ukraine and related geopolitical tensions continue to present economic risks across Europe, including energy supply disruptions and inflationary pressures. The manifestation of any of these risks could have a negative effect on the Fund's investments in Europe.

Investments in Japan
Investments in Japan are subject to risks associated with its economy’s dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan’s economy is also reliant on the economic strength of its key trading partners in the United States, China, and Southeast Asia. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan’s economy. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

Investments in the United Kingdom
Investments in the United Kingdom (“U.K.”) are subject to risks associated with the U.K.’s economy and the ongoing effects of its withdrawal from the European Union single market and customs union (“Brexit”). The U.K.’s economic growth, as well as the strength of its currency, the British pound, may be affected by changes in the economic health of its primary trade partners across Europe and the United States. The U.K.'s economy is also heavily dependent on the export of financial services and may be impacted by a slowdown in the financial services sector.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities, and financial instruments related to fixed income securities, will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk. For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

70 WisdomTree Trust Prospectus

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the MSCI EAFE Index, a broad-based securities market index intended to represent the overall international equity market. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was 6.18%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	15.90%	4Q/2022
Lowest Return	(15.17)%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree International Efficient Core Fund	1 Year	Since Inception May 20, 2021
Return Before Taxes Based on NAV	30.47%	5.29%
Return After Taxes on Distributions	29.15%	4.66%
Return After Taxes on Distributions and Sale of Fund Shares	18.64%	4.05%
MSCI EAFE Index (Reflects no deduction for fees, expenses or taxes)	31.22%	7.93%

WisdomTree Trust Prospectus 71

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since May 2021.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

72 WisdomTree Trust Prospectus

WisdomTree Efficient Long/Short U.S. Equity Fund

Investment Objective

The WisdomTree Efficient Long/Short U.S. Equity Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.89%[2]

1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 91	$ 284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from January 22, 2026 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing its assets in accordance with both (i) a long/short U.S. equity strategy and (ii) a long-only U.S. equity strategy. Under normal circumstances, the Fund will have approximately equal exposure to the long/short U.S. equity strategy and the long-only U.S. equity strategy. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities and derivative instruments that provide exposure to U.S. equity securities.

For the long-only U.S. equity strategy, the Fund invests in a basket of equity securities of large-capitalization U.S. companies generally weighted by market capitalization or derivative instruments that provide similar exposure. A company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

WisdomTree Trust Prospectus 73

The Fund selects investments for both the long/short U.S. equity strategy and the long-only U.S. equity strategy from a universe consisting of approximately the top 2,000 U.S.-listed companies by market capitalization (the “Parent Universe”) using machine learning models developed by a third-party model provider and trained on historical data to make predictions about a security’s return and/or risk. The model uses historical market and fundamental company data obtained from established third-party institutional data providers. The model provider processes and standardizes this information and uses it to calculate a broad set of security-specific quantitative features. These features are based primarily on well-established quantitative investment concepts documented in academic and practitioner research, including valuation/value, momentum, quality, profitability, size and risk, among other company-specific characteristics (examples include measures derived from security price performance, valuation ratios, profitability, balance-sheet characteristics, earnings and cash flows, company size and historical volatility). The model analyzes these features collectively, and uses historical observations to identify relationships between these features and subsequent security returns and/or risk.

To be eligible for investment, a company must: (i) be part of the Parent Universe and listed on the NYSE or Nasdaq; (ii) have a share price above $20 per share as of the screening date (the models screen companies after the close of trading on the last trading day of each month); (iii) have an average daily trading volume of more than $3 million for the preceding six months; and (iv) if considered for short positions, have a borrow fee of less than 10% of the total value of the borrowed shares.

The Fund’s long/short portfolio holds or has exposure to between 100-300 long positions and 100-300 short positions. Typically, the long/short U.S. equity strategy is 100% long and approximately 90% short but those percentages will vary over time as the models adapt to market conditions. The long/short U.S. equity strategy exposure generally will be achieved through the use of derivative instruments, including, but not limited to, swaps.

The Fund’s portfolio generally is rebalanced monthly, however, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) may adjust or rebalance the portfolio more or less frequently as it deems appropriate to seek to achieve the Fund’s investment objective. Factors such as market conditions and investment opportunities, may cause the Fund’s portfolio to be rebalanced on other than a monthly schedule. Between rebalances, the number of holdings in the Fund and its long/short exposure may vary.

The Fund may invest in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in swap contracts and other derivatives.

The Adviser currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, the Fund had significant exposure (e.g., approximately 15% or more of the Fund’s holdings) to the Materials Sector.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. In addition, the investment model is artificial intelligence-based and designed to identify companies expected to deliver outperformance based on its processing of and identification of patterns in an extensive amount of historical market data. The model's use of artificial intelligence heightens the aforementioned risks. For example, the success of the investment model is primarily driven by its ability to learn from the data input into the model. As a result, the Fund is subject to the risks that the artificial intelligence element fails to learn and develop as expected, reaches erroneous conclusions, and/or is constrained by human intervention in its design or operation. The model's signals may also fail as a result of coding errors, inaccuracies in the data or other information supporting the model, and/or a cybersecurity breach affecting the model or the third-party model provider. The Sub-Adviser (defined below) retains discretion in determining whether and how to implement any outputs generated by the model, and the Sub-Adviser's implementation decisions could affect the success of the Fund's implementation of its strategy. The model may also produce unexpected or anomalous results during periods of significant market volatility or other market disruptions, which may differ materially from the historical data on which the model was trained and could result in losses to the Fund. The aforementioned errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

74 WisdomTree Trust Prospectus

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use swaps and other derivative instruments to implement its principal investment strategies. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. A futures contract is an agreement to buy or sell assets at a fixed price, but to be delivered and paid for later. Options are financial instruments that provide the right, but not the obligation, to buy or sell an underlying asset at a set price. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of swaps, including but not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of swaps; and (3) no guarantee that an active market will exist for swaps at any particular time. Other risks specific to these types of derivatives instruments, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Counterparty Credit Risk. The Fund may invest in derivatives and certain other financial instruments involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. As a result, the Fund is subject to the risk that such counterparties may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations. In such case, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty and the industry in which they operate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

WisdomTree Trust Prospectus 75

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Geographic Investment Risk. The Fund expects to invest most of its assets in the securities of U.S. companies and is therefore more likely to be impacted by events or conditions affecting the United States.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

76 WisdomTree Trust Prospectus

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Materials Sector Risk. The Fund currently invests a significant portion of its assets in the Materials Sector. This sector includes, for example, metals and mining, chemicals, construction materials, glass, paper and related packaging products and forest product companies. This sector can be significantly affected by, among other things, commodity price volatility, demand for basic materials, world economic growth, depletion of natural resources, technological progress, and government regulations.

■	Mid-Capitalization Investing Risk. The Fund invests in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Short Exposure Risk. A short exposure through a derivative exposes the Fund to counterparty, credit and leverage risks. The loss on a short exposure, which may be theoretically unlimited, may be greater than a long investment in the security itself because the price of the referenced security may theoretically rise without limit, thereby increasing the final settlement price of the short exposure contract, or if applicable, the price at which the security must be purchased to satisfy any delivery obligation at final settlement. Moreover, there can be no assurance that securities necessary to satisfy any delivery obligation, or otherwise to offset a short position will be available for purchase. The Fund may be unable to enter into a short position at an advantageous time or price, which could limit its ability to obtain the desired short exposure.

■	Small-Capitalization Investing Risk. The Fund invests in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

■	Tax Risk. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may be deferred to the extent that the Fund has unrealized gains with respect to the other offsetting position in such straddle; (2) the Fund’s holding period in straddle positions be reset if the position has not reached a long-term holding period before the straddle was established and does not begin as long as the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

WisdomTree Trust Prospectus 77

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

Fund Performance

The Fund commenced operations on January 22, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by NIMNA’s Multi-Asset Solutions Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

James Stavena, Head of Portfolio Management, Multi-Asset Solutions, has been a portfolio manager of the Fund since January 2026.

Torrey Zaches, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since January 2026.

Louis Mangini, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since November 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

78 WisdomTree Trust Prospectus

WisdomTree Efficient U.S. Plus International Equity Fund

Investment Objective

The WisdomTree Efficient U.S. Plus International Equity Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%[2]

1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 37	$ 116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from March 19, 2026 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing in equity securities of U.S. large-capitalization companies and in index futures contracts that provide exposure to international equity securities, and which are used to enhance the capital efficiency of the Fund. Capital efficiency is the ability for an investment to gain exposure to a particular market using fewer assets. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments, including common stocks and futures contracts, that provide exposure to the U.S. or international equity markets.

The Fund invests in a basket of equity securities of U.S. large-capitalization companies generally weighted by market capitalization. A company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

WisdomTree Trust Prospectus 79

Typically, the Fund invests approximately 90-100% of its net assets in such U.S. equity securities or derivative instruments that provide similar exposure. The Fund also typically invests in index futures contracts representing a notional exposure of approximately 60% of the Fund’s net assets. The Fund invests in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in futures contracts or other derivatives.

The Fund’s portfolio is rebalanced quarterly to the target allocation exposures. As a result, between quarterly rebalances, the Fund’s exposure to U.S. equity securities and index futures contracts may vary from the targeted exposures. To the extent the Fund’s exposure deviates from the targeted exposure by greater than 5%, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the targeted exposures.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Fund had significant exposure (e.g., approximately 15% or more of the Fund’s holdings) to the Information Technology Sector.

Although the Fund’s geographic exposure may change from time to time, as of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts to implement its principal investment strategies. Risks specific to futures contracts, as well as other risks related to the use of derivatives, generally, such as counterparty and issuer credit risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Futures Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling (i.e., replacing expiring futures contracts with new futures contracts). The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

80 WisdomTree Trust Prospectus

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. The Fund expects to invest most of its assets in the securities of U.S. companies and is therefore more likely to be impacted by events or conditions affecting the United States.

WisdomTree Trust Prospectus 81

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

82 WisdomTree Trust Prospectus

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

Fund Performance

The Fund commenced operations on March 19, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since March 2026.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since March 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

WisdomTree Trust Prospectus 83

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

84 WisdomTree Trust Prospectus

WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund

Investment Objective

The WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.88%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 90	$ 281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund commenced operations on October 8, 2026, portfolio turnover information is not yet available as of the most recent fiscal year end.

Principal Investment Strategies of the Fund

The Fund is actively managed. The Fund seeks to achieve its investment objective by investing its assets in accordance with both (i) a long/short U.S. small-capitalization equity strategy and (ii) a long-only U.S. small-capitalization equity strategy. Under normal circumstances, the Fund will have approximately equal exposure to the long/short U.S. small-capitalization equity strategy and the long-only U.S. small-capitalization equity strategy. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. small-capitalization equity securities and derivative instruments that provide exposure to U.S. small-capitalization equity securities. For purposes of this policy, a company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. Small-capitalization companies are those with market capitalization smaller than the 1,000th largest U.S.-listed company by market capitalization. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

For the long-only U.S. small-capitalization equity strategy, the Fund invests in a basket of equity securities of small-capitalization U.S. companies generally weighted by market capitalization or derivative instruments that provide similar exposure.

WisdomTree Trust Prospectus 85

The Fund’s long/short U.S. small-capitalization equity strategy portfolio holds or has exposure to between 100-300 long positions and 100-300 short positions. Typically, the long/short U.S. small-capitalization equity strategy is comprised of 100% long positions and approximately 90% short positions, but those percentages will vary over time as the models adapt to market conditions. The long/short U.S. small-capitalization equity strategy exposure generally will be achieved through the use of derivative instruments, including, but not limited to, swaps.

The Fund selects investments for both the long/short U.S. small-capitalization equity strategy and the long-only U.S. small-capitalization equity strategy from a universe consisting of those companies with market capitalization smaller than the 1,000th largest U.S.-listed company by market capitalization (the “Parent Universe”), using machine learning models developed by a third-party model provider and trained on historical data to make predictions about a security’s return and/or risk. The model uses historical market and fundamental company data obtained from established third-party institutional data providers. The model provider processes and standardizes this information and uses it to calculate a broad set of security-specific quantitative features. These features are based primarily on well-established quantitative investment concepts documented in academic and practitioner research, including valuation/value, momentum, quality, profitability, size and risk, among other company-specific characteristics (examples include measures derived from security price performance, valuation ratios, profitability, balance-sheet characteristics, earnings and cash flows, company size and historical volatility). The model analyzes these features collectively, and uses historical observations to identify relationships between these features and subsequent security returns and/or risk.

To be eligible for investment, a company must: (i) be part of the Parent Universe and listed on the NYSE or Nasdaq; (ii) have an average daily trading volume of more than $3 million for the preceding six months; and (iii) if considered for short positions, have a borrow fee of less than 10% of the total value of the borrowed shares.

The Fund’s portfolio generally is rebalanced monthly; however, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) may adjust or rebalance the portfolio more or less frequently as it deems appropriate to seek to achieve the Fund’s investment objective. Factors such as market conditions and investment opportunities may cause the Fund’s portfolio to be rebalanced on other than a monthly schedule. Between rebalances, the number of holdings in the Fund and its long/short exposure may vary.

The Fund may invest in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in swap contracts and other derivatives.

The Adviser currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, the Fund is expected to have significant exposure (e.g., approximately 15% or more of the Fund’s holdings) to the Industrials, Healthcare, Financials and Information Technology Sectors.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Small-Capitalization Investing Risk. The Fund invests primarily in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

86 WisdomTree Trust Prospectus

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. In addition, the investment model is artificial intelligence-based and designed to identify companies expected to deliver outperformance based on its processing of and identification of patterns in an extensive amount of historical market data. The model's use of artificial intelligence heightens the aforementioned risks. For example, the success of the investment model is primarily driven by its ability to learn from the data input into the model. As a result, the Fund is subject to the risks that the artificial intelligence element fails to learn and develop as expected, reaches erroneous conclusions, and/or is constrained by human intervention in its design or operation. The model's signals may also fail as a result of coding errors, inaccuracies in the data or other information supporting the model, and/or a cybersecurity breach affecting the model or the third-party model provider. The Sub-Adviser (defined below) retains discretion in determining whether and how to implement any outputs generated by the model, and the Sub-Adviser's implementation decisions could affect the success of the Fund's implementation of its strategy. The model may also produce unexpected or anomalous results during periods of significant market volatility or other market disruptions, which may differ materially from the historical data on which the model was trained and could result in losses to the Fund. The aforementioned errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use swaps and other derivative instruments to implement its principal investment strategies. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. A futures contract is an agreement to buy or sell assets at a fixed price, but to be delivered and paid for later. Options are financial instruments that provide the right, but not the obligation, to buy or sell an underlying asset at a set price. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of swaps, including but not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of swaps; and (3) no guarantee that an active market will exist for swaps at any particular time. Other risks specific to these types of derivatives instruments, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

WisdomTree Trust Prospectus 87

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Counterparty Credit Risk. The Fund may invest in derivatives and certain other financial instruments involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. As a result, the Fund is subject to the risk that such counterparties may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations. In such case, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty and the industry in which they operate.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Financials Sector Risk. The Fund is expected to invest a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Geographic Investment Risk. The Fund expects to invest most of its assets in the securities of U.S. companies and is therefore more likely to be impacted by events or conditions affecting the United States.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

88 WisdomTree Trust Prospectus

■	Healthcare Sector Risk. The Fund is expected to invest a significant portion of its assets in the Healthcare Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Healthcare Sector includes, for example, biotechnology, pharmaceutical, healthcare facilities, and healthcare equipment and supply companies. This sector can be significantly affected by, among other things, lapsing patent protection, restriction on government reimbursement for medical expenses, technological developments that make drugs obsolete, government regulation, price controls, and approvals for drugs.

■	Industrials Sector Risk. The Fund is expected to invest a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Information Technology Sector Risk. The Fund is expected to invest a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Short Exposure Risk. A short exposure through a derivative exposes the Fund to counterparty, credit and leverage risks. The loss on a short exposure, which may be theoretically unlimited, may be greater than a long investment in the security itself because the price of the referenced security may theoretically rise without limit, thereby increasing the final settlement price of the short exposure contract, or if applicable, the price at which the security must be purchased to satisfy any delivery obligation at final settlement. Moreover, there can be no assurance that securities necessary to satisfy any delivery obligation, or otherwise to offset a short position will be available for purchase. The Fund may be unable to enter into a short position at an advantageous time or price, which could limit its ability to obtain the desired short exposure.

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■	Tax Risk. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may be deferred to the extent that the Fund has unrealized gains with respect to the other offsetting position in such straddle; (2) the Fund’s holding period in straddle positions be reset if the position has not reached a long-term holding period before the straddle was established and does not begin as long as the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

Fund Performance

The Fund commenced operations on October 8, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Newton Investment Management North America, LLC ("NIMNA" or the "Sub-Adviser") serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by NIMNA’s Multi-Asset Solutions Portfolio Management Team. The individual members of the team, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, are identified below.

James Stavena, Head of Portfolio Management, Multi-Asset Solutions, has been a portfolio manager of the Fund since October 2026.

Torrey Zaches, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since October 2026.

Louis Mangini, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since November 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently TXSE, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WisdomTree BioRevolution Fund

Investment Objective

The WisdomTree BioRevolution Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree BioRevolution Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to equity securities of domestic and foreign exchange-listed companies that will be significantly transformed by advancements in genetics and biotechnology. Such advancements include the application of genetic technologies to prevent and treat disease; the application of human genetic technologies to new classes of consumer products personalized for each individual; the transformation of agriculture, aquaculture, and food production, creating healthier and more sustainable models for feeding the growing global population; biological re-engineering used to produce an increasing percentage of the physical inputs needed for manufacturing; and DNA as a storage solution (collectively, “BioRevolution Activities”). The Index is based on a rules-based methodology overseen and implemented by the WisdomTree BioRevolution Index Committee.

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To be eligible for inclusion in the Index, a company must list its shares on an eligible stock exchange and conduct its primary business activities (“Primary Business Activities”) in certain countries. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. A company must also meet the following criteria as of the Index screening date: (i) derive at least 50% of its revenue from BioRevolution Activities; (ii) have a market capitalization of at least $300 million; and (iii) have a median daily dollar volume of at least $1 million for each of the preceding three months.

The Index is a modified equally weighted index that is reconstituted and rebalanced semi-annually.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Healthcare Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index. As of September 30, 2026, the Index, and, therefore, the Fund, concentrates in companies in the Pharmaceuticals Biotechnology & Life Sciences Industry Group.

As of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Risk of Investing in BioRevolution Activities. Companies engaged in BioRevolution Activities face intense competition and potentially rapid product obsolescence. These companies may be adversely affected by the loss or impairment of intellectual property rights and other proprietary information or changes in government regulations. The potential for an increased amount of required disclosure or proprietary scientific information could negatively impact the performance of these companies. Additionally, companies engaged in BioRevolution Activities may face increasing regulatory scrutiny in the future, which may limit the development of advancements in genetics and biotechnology and impede the growth of companies that develop and/or utilize this technology.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of September 30, 2026, the Index constituents, and thus the Fund’s investments, are concentrated in securities issued by companies in one or more of the industries comprising the industry group described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Pharmaceuticals Biotechnology & Life Sciences Industry Group
The industries comprising the Pharmaceuticals Biotechnology & Life Sciences Industry Group, which include the Biotechnology Industry, Pharmaceuticals Industry, and Life Sciences Tools & Services Industry, can be significantly affected by heavy dependence on patents and intellectual property rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Additionally, stock prices of biotechnology and pharmaceutical companies can be volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The industry group may also be affected by risks that affect the broader healthcare sector, including expenses and losses from extensive litigation on product liability and similar claims. The Pharmaceuticals Industry may also be affected by risks that affect the broader healthcare sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; supply chain issues; labor shortages; product liability claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

94 WisdomTree Trust Prospectus

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Healthcare Sector Risk. The Fund currently invests a significant portion of its assets in the Healthcare Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Healthcare Sector includes, for example, biotechnology, pharmaceutical, healthcare facilities, and healthcare equipment and supply companies. This sector can be significantly affected by, among other things, lapsing patent protection, restriction on government reimbursement for medical expenses, technological developments that make drugs obsolete, government regulation, price controls, and approvals for drugs.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Small-Capitalization Investing Risk. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the S&P 500® Equal Weight Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the S&P Biotechnology Select Industry Index and S&P 500® Health Care Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was 41.93%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	18.72%	3Q/2025
Lowest Return	(14.53)%	1Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree BioRevolution Fund	1 Year	Since Inception June 3, 2021
Return Before Taxes Based on NAV	22.94%	(6.92)%
Return After Taxes on Distributions	20.92%	(7.35)%
Return After Taxes on Distributions and Sale of Fund Shares	13.74%	(5.22)%
WisdomTree BioRevolution Index (Reflects no deduction for fees, expenses or taxes)	23.08%	(6.88)%
S&P Biotechnology Select Industry Index (Reflects no deduction for fees, expenses or taxes)	35.98%	(0.65)%
S&P 500® Health Care Index (Reflects no deduction for fees, expenses or taxes)	14.60%	7.33%
S&P 500® Equal Weight Index (Reflects no deduction for fees, expenses or taxes)	11.43%	7.22%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since June 2021.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

98 WisdomTree Trust Prospectus

WisdomTree Cloud Computing Fund

Investment Objective

The WisdomTree Cloud Computing Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BVP Nasdaq Emerging Cloud Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in Cloud Computing Companies and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such Cloud Computing Companies. For purposes of this policy, cloud computing companies are companies, as determined by Bessemer Venture Partners (“BVP”), that are primarily involved in providing cloud computing software and services to their customers, which derive the majority of their revenues from business-oriented software products, that are both: (i) provided to customers through a cloud delivery model (e.g., hosted on remote and multi-tenant server infrastructure, accessed through a web browser or mobile device, or consumed as an Application Programming Interface (“API”)); and (ii) provided to customers through a cloud economic model (e.g., a subscription-based, volume-based or transaction-based offering) (collectively, “Cloud Computing Companies”). BVP analyzes a company’s revenue segments and publicly reported data metrics to determine whether the company derives a majority of its revenues from business-oriented software products. Where a company derives 50% or more of its segmented revenue from the cloud business segment, BVP will consider it to be a Cloud Computing Company.

WisdomTree Trust Prospectus 99

Cloud computing is a term used to describe the delivery, through the Internet, of computing services, which can include servers, storage, databases, networking, software, analytics, and intelligence. The Index is provided by Nasdaq, Inc. (the “Index Provider”) and is designed to track the performance of emerging public Cloud Computing Companies.

To be eligible for inclusion in the Index, a company must also meet the following criteria as of the Index screening date: (i) have a revenue growth rate of at least 15% for each of the last two full fiscal years for new Index constituents and a revenue growth rate of at least 7% in at least one of the last two fiscal years for existing Index constituents, each as determined by BVP; (ii) have its primary listing on a Nasdaq, New York Stock Exchange, Inc., or Cboe Global Markets Inc. exchange; (iii) have a minimum market capitalization of $500 million; and (iv) have a minimum three-month average daily trading volume of $5 million.

The Index also excludes companies based on environmental, social, and governance (“ESG”) criteria. The ESG criteria generally seek to exclude from the Index’s eligible investment universe companies that: (i) do not comply with the United Nations Global Compact Principles related to human rights, labor, the environment and anti-corruption; (ii) are involved directly or through corporate ownership in the production and/or distribution of, or the provision of components or services for, controversial weapons (e.g., anti-personnel mines, biological and chemical weapons, and nuclear weapons); (iii) derive meaningful revenue (i.e., more than 5% of revenue) from small arms manufacture-, sales-, and distribution-related activities; (iv) manufacture tobacco products, supply tobacco-related products and/or services, and/or derive meaningful revenue from the distribution and/or retail sale of tobacco products; or (v) derive meaningful revenue from oil and gas exploration activities in Arctic regions, oil sands extraction activities, shale energy exploration and/or production activities, or thermal coal-based power generation-related activities and/or extraction-related activities. The Index Provider has in the past modified, and may in the future further modify, the ESG criteria applied to determine a company’s eligibility to be included in the Index.

The Index is reconstituted and rebalanced semi-annually. Securities are equal-dollar weighted in the Index.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Information Technology Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index. As of September 30, 2026, the Index, and, therefore, the Fund, concentrates in companies in the Software & Services Industry Group.

As of September 30, 2026, the Fund invested a significant portion (e.g., approximately 15% or more) in the equity securities of companies domiciled in or otherwise tied to, and thus had significant investment exposure to, the United States, although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Cloud Computing Company Risk. The Fund invests in Cloud Computing Companies, which are heavily dependent on the Internet and utilizing a distributed network of servers over the Internet. Cloud Computing Companies may have limited operating history, product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. These companies typically face intense competition and potentially rapid product obsolescence. Additionally, many Cloud Computing Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies and the Fund. Securities of Cloud Computing Companies tend to be more volatile than securities of companies that rely less heavily on technology and, more specifically, the Internet. Cloud Computing Companies can typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s operating results.

100 WisdomTree Trust Prospectus

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund may trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of September 30, 2026, the Index constituents, and thus the Fund’s investments, are concentrated in securities issued by companies in one or more of the industries comprising the industry group described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Software & Services Industry Group
Software and services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees, and availability and price of components. The market for products produced by software and services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software and services companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

WisdomTree Trust Prospectus 101

■	ESG Index Data Risk. The Index uses ESG data provided by one or more third-party ESG research firms to exclude certain companies from the composition of the Index based on the ESG exclusionary criteria set forth in the description of the Fund's Principal Investment Strategies. Currently, the Index receives ESG data from Morningstar Sustainalytics. There is not a universally accepted ESG standard or standardized practices for generating ESG data. As a result, the factors and criteria considered when generating ESG data and the results of such ESG research generally will differ across ESG data providers. The evaluation of ESG factors is often subjective and the third-party ESG data providers used by the Index may not identify or evaluate every relevant ESG factor with respect to every Index constituent. As a result, the Index may include constituent companies that do not reflect the beliefs or values of a particular investor and may not be deemed to exhibit favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. Moreover, ESG information and metrics may be limited, unavailable or difficult to obtain. The evaluation of ESG factors and implementation of ESG-related investment restrictions (e.g., screens) rely on the availability of timely, complete, and accurate ESG data reported by issuers and/or third-party research providers. The successful implementation of the ESG component of the Index methodology is therefore dependent in large part on the ESG factors considered and research methodologies employed by the Index's third-party ESG data providers, as well as the timely availability of accurate information. The Index Provider carefully selects its third-party ESG data providers, but due to the specialized resources necessary to obtain ESG-related information underlying or related to the ESG data provided by third-party ESG research firms, the Index Provider does not undertake to, and does not, independently test or verify the factors used or data provided by such firms.

■	ESG Investing Risk. The Index excludes companies based on ESG criteria, which in turn limits the types and number of investment opportunities available to the Fund. As a result, the Fund may underperform other funds with similar strategies that do not have an ESG focus. The Index's use of ESG criteria may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG criteria. In addition, companies selected for inclusion in the Fund may not exhibit positive or favorable ESG characteristics at all times and may shift into and out of favor depending on market and economic conditions.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

102 WisdomTree Trust Prospectus

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the S&P 500® Equal Weight Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the S&P 500® Growth Index and S&P 500® Information Technology Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

WisdomTree Trust Prospectus 103

The Fund’s year-to-date total return as of September 30, 2026 was 15.91%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	63.84%	2Q/2020
Lowest Return	(31.42)%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Cloud Computing Fund	1 Year	5 Years	Since Inception September 6, 2019
Return Before Taxes Based on NAV	(6.64)%	(8.14)%	5.44%
Return After Taxes on Distributions	(6.64)%	(8.14)%	5.44%
Return After Taxes on Distributions and Sale of Fund Shares	(3.93)%	(5.93)%	4.28%
BVP Nasdaq Emerging Cloud Index (Reflects no deduction for fees, expenses or taxes)	(6.23)%	(7.76)%	5.86%
S&P 500® Growth Index (Reflects no deduction for fees, expenses or taxes)	22.18%	15.04%	18.17%
S&P 500® Information Technology Index (Reflects no deduction for fees, expenses or taxes)	24.04%	20.91%	25.55%
S&P 500® Equal Weight Index (Reflects no deduction for fees, expenses or taxes)	11.43%	10.48%	11.73%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since October 2020.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

104 WisdomTree Trust Prospectus

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 105

WisdomTree Cybersecurity Fund

Investment Objective

The WisdomTree Cybersecurity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Team8 Cybersecurity Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of exchange-listed companies that are primarily engaged in cybersecurity activities. For purposes of this policy, cybersecurity activities are the provision of cybersecurity-oriented products as shown by revenue derived from the following cybersecurity themes: privacy & digital trust, cloud security, perimeter-less world, security of internet devices, resilience and recovery, smart security, and security development process.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to equity securities of exchange-listed companies globally, which are primarily involved in cybersecurity and security-oriented technology that generate a meaningful part of their revenue from security protocols that prevent intrusion and attacks to systems, networks, applications, computers, and mobile devices and are experiencing revenue growth. The cybersecurity themes used as guidelines to determine if a company is primarily involved in cybersecurity activities are described in detail in the “Additional Information About the Funds’ Investment Strategies” section of the Prospectus.

106 WisdomTree Trust Prospectus

To be eligible for inclusion in the Index, a company must meet the following criteria as of the Index screening date: (i) derive at least 50% of their revenue from cybersecurity activities; (ii) revenue growth greater than or equal to 7% over the trailing three years for new constituents and revenue growth greater than or equal to 5% over the trailing three years for existing Index constituents; (iii) have a market capitalization of at least $300 million; and (iv) have a median daily dollar trading volume of at least $1 million for each of the preceding three months.

The Index is reconstituted and rebalanced semi-annually.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Information Technology Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index. As of September 30, 2026, the Index, and, therefore, the Fund, concentrates in companies in the Software & Services Industry Group.

As of September 30, 2026, the Fund invested a significant portion (e.g., approximately 15% or more) in the equity securities of companies domiciled in or otherwise tied to, and thus had significant investment exposure to, the United States, although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Risk of Investing in Cybersecurity and Security-Oriented Technology Companies. Companies in the cybersecurity and security-oriented technology sector are particularly vulnerable to rapid changes in technology, rapid obsolescence of products and services, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally. Cybersecurity and security-oriented technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations in the past that have often been unrelated to their operating performance. As a result of these risks, the Fund’s investments can be adversely affected and you may lose money on your investment in the Fund.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of September 30, 2026, the Index constituents, and thus the Fund’s investments, are concentrated in securities issued by companies in one or more of the industries comprising the industry group described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Software & Services Industry Group
Software and services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees, and availability and price of components. The market for products produced by software and services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software and services companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

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■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Small-Capitalization Investing Risk. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the S&P 500® Equal Weight Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the S&P 500® Information Technology Index and S&P 500® Growth Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was 63.96%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	24.13%	4Q/2023
Lowest Return	(27.87)%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Cybersecurity Fund	1 Year	Since Inception January 28, 2021
Return Before Taxes Based on NAV	(1.73)%	3.03%
Return After Taxes on Distributions	(1.73)%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	(1.02)%	2.34%
WisdomTree Team8 Cybersecurity Index (Reflects no deduction for fees, expenses or taxes)	(1.30)%	3.33%
S&P 500® Information Technology Index (Reflects no deduction for fees, expenses or taxes)	24.04%	20.98%
S&P 500® Growth Index (Reflects no deduction for fees, expenses or taxes)	22.18%	15.07%
S&P 500® Equal Weight Index (Reflects no deduction for fees, expenses or taxes)	11.43%	10.64%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since January 2021.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WisdomTree Artificial Intelligence and Innovation Fund

Investment Objective

The WisdomTree Artificial Intelligence and Innovation Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Artificial Intelligence & Innovation Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to equity securities of domestic and foreign exchange-listed companies, including developed countries and emerging markets throughout the world, which are primarily involved in the investment theme of Artificial Intelligence and Innovation.

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Artificial intelligence refers to the application of computer systems or robotics to perform tasks that typically require human intelligence, discernment and adaptation, such as decision-making, reasoning, learning from past experiences, visual perception, and speech recognition. The Index focuses on artificial intelligence technology in the following categories: (i) software - companies that provide artificial intelligence software to enable artificial intelligence and machine learning capabilities to be applied in the client domain; (ii) semiconductors - companies that produce semiconductors or semiconductor equipment and technology; and (iii) other hardware - companies that produce or develop hardware and technology essential for artificial intelligence applications that are not classified as semiconductors (collectively, “Artificial Intelligence Activities”). These Artificial Intelligence Activities are described in further detail in the “Additional Information About the Fund’s Investment Strategies” section of the Prospectus.

Companies within the Innovation theme are those companies that introduce a new, creative, or different (i.e., “innovative”) technologically enabled product or service in seeking to potentially change an industry landscape, as well as companies that service those Innovative technologies, particularly those related to artificial intelligence (collectively, “Innovative Activities”). The Index Provider identifies Artificial Intelligence and/or Innovation-related companies by reference to classifications made by independent firms, through public company filings and/or by identifying companies that derive a significant portion of their revenues from the manufacture, sale and/or service of Innovative products or services. The Index is based on a rules-based methodology overseen and implemented by the WisdomTree Artificial Intelligence Index Committee.

To be eligible for inclusion in the Index, companies must conduct their primary business activities (“Primary Business Activities”) in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom, or the United States (this list may be amended by the Index Provider from time to time pursuant to the Index methodologies). In the case of China, component companies must be incorporated or domiciled in China and have their shares listed on the Hong Kong stock exchange or are trading primarily on a U.S. stock exchange are eligible for inclusion. In addition, Chinese domestic companies that are part of the connect program and meet index requirements are also eligible for inclusion. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. A company must also derive at least 50% of its revenue from (i) one or more of the three Artificial Intelligence Activities or (ii) Innovative Activities, as described above, as of the Index screening date. The Index Provider expects that 50% of the Index constituent weight will meet the definition of Artificial Intelligence Activities.

In addition to meeting the definition of either Artificial Intelligence Activities or Innovative Activities, to be eligible for inclusion in the Index, a company must also meet the following criteria as of the Index screening date: (i) have a market capitalization of at least $100 million; and (ii) have a median daily dollar trading volume of greater than $1 million for each of the preceding three months.

The Index is reconstituted and rebalanced quarterly.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Information Technology Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index. As of September 30, 2026, the Index, and, therefore, the Fund, concentrates in companies in the Software & Services Industry Group and Semiconductors & Semiconductor Equipment Industry.

As of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Risk of Investing in Artificial Intelligence Activities. Companies engaged in Artificial Intelligence Activities typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Companies engaged in Artificial Intelligence Activities typically invest significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Companies that engage in Artificial Intelligence Activities may also face cyberattacks and increasing regulatory scrutiny, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. The customers and/or suppliers of companies engaged in Artificial Intelligence Activities may be concentrated in a particular country, region or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance.

■	Innovation Risk. Companies that are capitalizing on innovation and developing technologies to displace older technologies or create new markets may not be successful. The Fund may invest in a company that does not currently derive any revenue from innovation or developing technologies, and there is no assurance that a company will derive any revenue from innovation or developing technologies in the future.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

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■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of September 30, 2026, the Index constituents, and thus the Fund’s investments, are concentrated in securities issued by companies in one or more of the industries comprising the industry group or industry described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Semiconductors & Semiconductor Equipment Industry
The Semiconductors & Semiconductor Equipment Industry is characterized by intense competition, both domestically and internationally, rapid technological change and product obsolescence, cyclical market patterns, price erosion, periods of over-capacity and production shortages, variations in manufacturing costs and yields, and significant expenditures for capital equipment and product development. Semiconductor and semiconductor equipment companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions. Many semiconductor and semiconductor equipment companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

Software & Services Industry Group
Software and services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees, and availability and price of components. The market for products produced by software and services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software and services companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

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■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

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■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the S&P 500® Equal Weight Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the S&P 500® Information Technology Index, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

The Fund’s year-to-date total return as of September 30, 2026 was 50.07%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	28.85%	2Q/2025
Lowest Return	(25.32)%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Artificial Intelligence and Innovation Fund	1 Year	Since Inception December 9, 2021
Return Before Taxes Based on NAV	35.19%	4.27%
Return After Taxes on Distributions	34.29%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	20.91%	3.23%
WisdomTree Artificial Intelligence & Innovation Index (Reflects no deduction for fees, expenses or taxes)	35.79%	4.53%
S&P 500® Information Technology Index (Reflects no deduction for fees, expenses or taxes)	24.04%	17.57%
S&P 500® Equal Weight Index (Reflects no deduction for fees, expenses or taxes)	11.43%	6.60%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since December 2021.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since December 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since December 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since December 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WisdomTree Quantum Computing Fund

Investment Objective

The WisdomTree Quantum Computing Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Classiq Quantum Computing Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from October 9, 2025 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 48% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to global companies involved in Quantum Computing Activities (as that term is described below). Quantum computing refers to a confluence of advances in technology that use quantum mechanics principles to process information, potentially solving complex problems beyond the capabilities of classical computers by leveraging quantum bits (“qubits”) that can exist in multiple states simultaneously.

The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Quantum Computing Index Committee. The Index will be rebalanced and reconstituted on a quarterly basis in February, May, August, and November.

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To be eligible for inclusion in the Index, a company must (i) conduct its primary business activities (“Primary Business Activities”) and list its shares on a securities exchange operating in one or more of the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, Ireland, Israel, Italy, Japan (Tokyo Stock Exchange only), Mexico, Netherlands, Norway, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, United Kingdom, or United States (this list may be amended by the Index Provider from time to time pursuant to Index methodologies); (ii) have a minimum market capitalization of $200 million; and (iii) have a median daily dollar volume greater than $1,000,000 in the last three months preceding the Index screening date. In the case of China, a constituent company must also list its shares on a securities exchange operating in a developed country, or be part of the Stock Connect program, a securities trading and clearing program designed to facilitate mutual stock market access between mainland China and Hong Kong. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

Companies selected for inclusion in the Index must be a provider of at least one of the following services or technologies (collectively, “Quantum Computing Activities”): (i) quantum chips and qubit technology; (ii) quantum software and algorithms; (iii) quantum annealing and simulation; (iv) quantum-as-a-service (i.e., cloud-based platforms that provide users with a variety of quantum computing resources, including hardware, software, and development tools); (v) post-quantum cryptography; (vi) quantum networking and communications; (vii) advanced computing; and (viii) tools and infrastructure as well as semiconductors, materials and components to companies involved in the development of quantum computing technologies.

A company’s involvement in Quantum Computing Activities is assessed via applicable language in its company description, regulatory filings (e.g., Annual Report, 10-K), earnings call transcripts, patent submissions, news, and press releases, as well as via exposure to relevant industry classifications and/or revenue derived from Quantum Computing Activities. In determining whether a company is involved in Quantum Computing Activities and the extent of such involvement, WisdomTree expects to rely on publicly available information and analyses of such information performed by third-party data providers.

Each company that meets the eligibility criteria is assigned a Relevancy Score and Purity Classification based on the nature and significance of its Quantum Computing Activities, and, when available in company disclosures, revenue derived from those activities. The Relevancy Score is set at 3, 2, or 1, reflecting high, medium, or low relevancy of the company’s involvement in Quantum Computing Activities and significance of those activities for the progress of quantum computing. The Purity Classification is specified as ‘Pure’ or ‘Diversified’, depending on the business focus (i.e., companies solely engaged in Quantum Computing Activities are classified as “Pure” while companies engaged in multiple lines of business with one involving Quantum Computing Activities are classified as “Diversified”) and, when available in company disclosures, revenue derived from Quantum Computing Activities. Companies with a Relevancy Score of 3 and which are classified as ‘Pure’ are allocated a greater weight, while those companies with a Relevancy Score of 1 and classified as ‘Diversified’ are allocated a reduced weight. A company’s Relevancy Score and Purity Classification are reviewed and, if necessary, updated in connection with the quarterly rebalance and reconstitution of the Index. At each rebalance, the maximum weight of any security in the Index is capped at 15%.

The Adviser currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and therefore the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Information Technology Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index. As of September 30, 2026, the Index, and, therefore, the Fund, concentrates in companies in the Semiconductors & Semiconductor Equipment Industry and Software & Services Industry Group.

Although the Fund’s geographic exposure may change from time to time, as of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Risk of Investing in Quantum Computing. Companies engaged in the development of quantum computing or machine learning technology may be significantly impacted by rapid technological advancements, product obsolescence, intense competition, consumer demand, and government regulation. Such companies are also heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to quantum computing or machine learning, including the associated costs, are critical factors that may affect such company’s profitability. In addition, tariffs placed on specialized components and/or raw materials used by such companies may increase costs and delay progress associated with research and development in quantum computing and machine learning.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. The Index constituents, and thus the Fund expects to concentrate its investments in companies in the Semiconductors & Semiconductor Equipment Industry and Software & Services Industry Group. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

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Semiconductors & Semiconductor Equipment Industry

The Semiconductors & Semiconductor Equipment Industry is characterized by intense competition, both domestically and internationally, rapid technological change and product obsolescence, cyclical market patterns, price erosion, periods of over-capacity and production shortages, variations in manufacturing costs and yields, and significant expenditures for capital equipment and product development. Semiconductor and semiconductor equipment companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions. Many semiconductor and semiconductor equipment companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

Software & Services Industry Group

Software and services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees, and availability and price of components. The market for products produced by software and services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software and services companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value. Risks to foreign investors, such as the Fund, from the restrictive actions of emerging market governments may impact the ability of the Fund to track its Index, which is not subject to such restrictions. If the Fund is no longer able to seek to track the yield and price performance of its Index, the Fund will consider all options available to it, including possibly changing its Index, the performance of which it seeks to track, or its investment objective.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

124 WisdomTree Trust Prospectus

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

The Fund commenced operations on October 9, 2025, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since October 2025.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since October 2025.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since October 2025.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since October 2025.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

WisdomTree Trust Prospectus 125

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

126 WisdomTree Trust Prospectus

WisdomTree Space Economy Fund

Investment Objective

The WisdomTree Space Economy Fund (the “Fund”) seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.75%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 77	$ 240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund commenced operations on July 9, 2026, after the most recent fiscal year end, and as a result, the Fund’s portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is actively managed and seeks to achieve its investment objective by investing primarily in equity securities that provide exposure to global companies involved in activities that form the space economy (“Space Economy Companies”). These activities include, but are not limited to, enabling access to space, supporting space operations through launch, orbital and deep-space infrastructure, delivering commercial space-based services and connectivity, providing space-related security solutions, and developing emerging space-focused and space-enabled technologies (“Space Economy Activities”). Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Space Economy Companies and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such Space Economy Companies.

Companies selected for inclusion in the Fund must be involved in at least one of the following Space Economy Activities:

1. Launches & Infrastructure

2. Commercial Space

3. Defense Space

4. Emerging Technologies

WisdomTree Trust Prospectus 127

A company’s involvement in Space Economy Activities is assessed via applicable language in its company description, regulatory filings (e.g., Annual Report or 10-K), earnings call transcripts, patent submissions, news and press releases, as well as via exposure to relevant industry classifications and/or revenue derived from Space Economy Activities. In determining whether a company is involved in Space Economy Activities and the extent of such involvement, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) expects to rely on publicly available information and analyses of such information performed by third-party data providers.

Each of the four Space Economy Activities categories is assigned a Thematic Score that reflects its relative importance within the overall space economy framework. The Thematic Score is set at 4, 3, 2, or 1, reflecting the significance of each category’s activities to the advancement of the space economy, considering their commercial maturity, overall relevance, and growth potential. Each eligible company is assigned a Relevancy Score based on the nature and significance of its Space Economy Activities, and, where such information is available, revenue derived from those Activities. The Relevancy Score is set at 4, 3, 2, or 1, reflecting leader, high, medium, or low relevancy of the company’s involvement in Space Economy Activities and the significance of those Activities to the progress of the space economy. A company’s contribution to the progress of the space economy is measured by assessing the extent to which Space Economy Activities are a meaningful part of its business. This assessment is informed by:

■	Nature of activities: whether the company directly develops, manufactures or offers products related to Space Economy Activities, or otherwise conducts business activities that directly enable Space Economy Activities, as opposed to peripheral or indirect involvement;

■	Significance of activities: the degree to which Space Economy Activities are core to the company’s strategy, product offerings, or competitive positioning; and

■	Revenue exposure, where disclosed: the proportion of revenue attributable to Space Economy Activities, or qualitative disclosures indicating that such activities represent a material business line for the company.

Companies whose Space Economy Activities are central, ongoing, and commercially meaningful receive higher Relevancy Scores, while companies with limited, early stage, or ancillary exposure receive lower Relevancy Scores.

Each company is initially equally weighted, with subsequent Thematic and Relevancy adjustments applied to increase the weight of securities with higher Thematic and Relevancy Scores.

The Adviser currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Fund had significant exposure (e.g., approximately 15% or more of the Fund’s holdings) to the Industrials and Communication Services Sectors.

The Fund concentrates its investments (i.e., invest more than 25% of its net assets) in companies in the Capital Goods and Technology Hardware & Equipment groups of industries.

A company selected for inclusion in the Fund must conduct its primary business activities (“Primary Business Activities”) and list its shares on a securities exchange operating in one or more of the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hungary, Hong Kong, Ireland, Israel, Italy, Japan (Tokyo Stock Exchange only), Mexico, Netherlands, Norway, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, the United Kingdom, and the United States (this list may be amended by the Adviser from time to time). The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

Although the Fund’s geographic exposure may change from time to time, as of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

128 WisdomTree Trust Prospectus

■	Space Economy Companies Risk. The space economy industry is characterized by significant technological complexity and high capital requirements. Space Economy Companies may incur considerable expenditures, require large investments, and face extended product development cycles before generating meaningful revenue. There is no assurance that space-based products and services will achieve commercial adoption on the timelines currently expected, or at all. Further, the industry continues to attract new entrants and is subject to rapid technological change and intense competition, and there is no assurance that any given Space Economy Company will maintain a competitive position or that its products and services will remain relevant as the industry continues to develop.

Space Economy Companies are also subject to extensive and evolving regulation at both the domestic and international level, which could increase compliance costs, restrict operations, or limit access to key markets. Additional factors including global economic conditions, currency fluctuations, world events, environmental damage liabilities, and general civil liabilities may further affect the financial performance of companies operating in this sector, and any of these risks could adversely impact the value of the Fund's investments.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of September 30, 2026, the Fund’s investments are concentrated in securities issued by companies in one or more of the industries comprising the industry group described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Companies in Capital Goods Industries

The Capital Goods Industry Group relies heavily on corporate spending and the prices of the securities of companies doing business in the Capital Goods Industry Group may fluctuate widely due to economic cycles and factors affecting manufacturing demands. The Capital Goods Industry Group tends to perform well during times of economic expansion when the demand for capital goods is strong. Conversely, the performance of the Capital Goods Industry Group tends to weaken in economic downturns as a result of low corporate profitability and spending and overall lesser demand for products. Many capital goods are sold internationally, and companies in this industry group may be affected by market conditions in other countries and regions. Legislative or regulatory changes and increased government supervision may also affect companies in the Capital Goods Industry Group.

Companies in Technology Hardware & Equipment Industries

The Technology Hardware & Equipment Industry Group is comprised of companies involved in the manufacturing of communication equipment, computers, electronic components, and other electronic equipment and instruments, as well as distributors of software and technology hardware and equipment. Companies in the industry group may experience effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader Information Technology Sector.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

WisdomTree Trust Prospectus 129

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Communication Services Sector Risk. The Fund currently invests a significant portion of its assets in the Communication Services Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Communication Services Sector consists of companies that facilitate communication and offer content and information through various types of media. These companies include, for example, telecom companies, such as wireless and fixed-line telecommunications service providers, media companies, such as broadcasters, advertisers, publishers, cable and satellite companies, and companies in the movie industry, and other companies that provide internet software, on-line services, social media platforms, video games, and digital entertainment. This sector can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

130 WisdomTree Trust Prospectus

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

WisdomTree Trust Prospectus 131

Fund Performance

The Fund commenced operations on July 9, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since July 2026.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since July 2026.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since July 2026.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since July 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

132 WisdomTree Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 133

WisdomTree Physical AI, Humanoids, and Drones Fund

Investment Objective

The WisdomTree Physical AI, Humanoids, and Drones Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Physical AI, Humanoids, and Drones Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.45%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 46	$ 144

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from May 14, 2026 (commencement of operations) to the most recent fiscal year end, the Fund's portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to global companies involved in physical artificial intelligence (“Physical AI”) activities (“Physical AI Activities”). Physical AI refers to how artificial intelligence brings intelligence into the physical world, and Physical AI Activities include humanoid and collaborative robots, autonomous drones and vehicles, AI-enabled manufacturing systems, warehouse and supply chain automation, and intelligent machines across sectors such as healthcare, construction, agriculture, and defense. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Artificial Intelligence and Innovation Index Committee.

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To be eligible for inclusion in the Index, a company must (i) conduct its primary business activities (“Primary Business Activities”) and list its shares on a securities exchange operating in one or more of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan (Tokyo Stock Exchange only), Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, or the United States (collectively, the “Developed Countries”), or Brazil, Chile, China, Czech Republic, Hungary, Mexico, Poland, South Africa, South Korea, Taiwan, or Thailand (collectively, the “Emerging Market Countries”) (this list may be amended by the Index Provider from time to time pursuant to Index methodologies); (ii) have a minimum market capitalization of $200 million as of the Index screening date; and (iii) have a median daily dollar trading volume of at least $1 million for the preceding three months. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. In the case of a company conducting its Primary Business Activities in China, it must be incorporated or domiciled in China, its shares must be listed on a stock exchange in a Developed Country or trade via Stock Connect, and it must meet the other Index eligibility criteria described above. Stock Connect is a securities trading and clearing program designed to facilitate mutual stock market access between mainland China and Hong Kong.

Of these eligible companies, companies selected for inclusion in the Index must be involved in at least one of the categories of Physical AI Activities listed below.

1.	Humanoid Robotics: Companies developing humanoid or exoskeleton robots that replicate human movement, interaction, or assistive functions. This category includes designers of bipedal robots, service robots, and robotic components such as actuators, sensors, and embodied-AI systems enabling human-like capabilities.

2.	Drones/Autonomous Mobility: Companies involved in unmanned and autonomous vehicles operating in air, land, or sea. This category includes producers of drones, eVTOL aircraft, autonomous driving systems, and supporting hardware and software for self-navigating mobility.

3.	Next-Gen Factories (Smart Manufacturing): Companies advancing industrial automation and robotics within manufacturing. This category covers providers of robots, machine vision, control systems, and digital-factory software enabling autonomous, connected, and data-driven production environments.

4.	Next-Gen Logistics & Supply Chain Robotics: Companies providing robotic and automation solutions that streamline warehousing and distribution, including automated storage systems, mobile and guided robots, and AI-driven logistics software.

5.	Emerging Applications of Robotics: Companies applying robotics and AI to new or specialized sectors such as healthcare, agriculture, construction, and defense. This category includes manufacturers of medical, rehabilitation, inspection, and field-service robots expanding robotics beyond factory and logistics use.

Each category is assigned a Thematic Score that reflects its relative importance within the overall Physical AI framework. The Thematic Score is set at 3, 2, or 1, reflecting high, medium, or low significance of each category’s activities to the advancement of Physical AI, considering their technological maturity, market relevance, and growth potential. Each eligible company is then assigned a Relevancy Score based on the nature and significance of its Physical AI Activities, and, where such information is available, revenue derived from those Physical AI Activities. The Relevancy Score is set at 3, 2, or 1, reflecting high, medium, or low relevancy of the company’s involvement in Physical AI Activities and the significance of those Physical AI Activities to the progress of Physical AI. “Progress” in this context refers to the advancement of Physical AI technologies and systems through development, commercialization, deployment, integration, or adoption in real-world applications. Relevancy Scores are based on evidence of activity and economic relevance. A company’s contribution to the progress of Physical AI is measured by assessing the extent to which Physical AI Activities are a meaningful part of its business. This assessment is informed by:

■	nature of activities (whether the company directly develops, manufactures, or enables Physical AI systems or key components, as opposed to peripheral or indirect involvement);

■	significance of activities (the degree to which Physical AI Activities are core to the company’s strategy, product offerings, or competitive positioning); and

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■	revenue exposure, where disclosed (the proportion of revenue attributable to Physical AI Activities, or qualitative disclosures indicating that such activities represent a material business line for the company).

Companies whose Physical AI Activities are central, ongoing, and commercially meaningful receive higher Relevancy Scores, while companies with limited, early-stage, or ancillary exposure receive lower Relevancy Scores.

Based on the Thematic and Relevancy scores, companies that are determined to be representative of the categories of Physical AI Activities described above are selected for inclusion in the Index. Although the number of constituents may vary, the Index Provider generally expects the Index to include a minimum of 25 constituents. If fewer than 25 companies are determined to be eligible for inclusion, companies with lower market capitalization and/or trading volumes may be selected as constituents until the minimum number of constituents is reached.

A company’s involvement in Physical AI Activities is assessed via applicable language in its company description, regulatory filings (e.g., Annual Report or 10-K), earnings call transcripts, patent submissions, news and press releases, as well as via exposure to relevant industry classifications and/or revenue derived from Physical AI Activities. In determining whether a company is involved in Physical AI Activities and the extent of such involvement, WisdomTree expects to rely on publicly available information and analyses of such information performed by third-party data providers.

In constituting the Index, each company is initially equally weighted, with subsequent Thematic and Relevancy adjustments applied to adjust the weight of securities with higher and lower Thematic and Relevancy Scores. At each rebalance, the weight of any constituent company generally is capped at 10% and constituents’ aggregate exposure to a single country (excluding the United States) is capped at 25%. Each company’s weighting may be further adjusted at each rebalance to implement additional individual and collective weight caps and liquidity adjustments described in the Index methodology.

The Index is reconstituted and/or rebalanced on a quarterly basis. During an intra-rebalance period, the Index may include constituents that no longer meet the Index’s eligibility criteria described above.

Common stocks, real estate investment trusts, tracking stocks, holding companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are eligible for inclusion in the Index.

The Adviser currently uses the Global Industry Classification Standard (GICS®) a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and therefore the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Information Technology and Industrials Sectors.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of related industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of related industries to approximately the same extent as the Index. As of September 30, 2026, the Index, and, therefore, the Fund, concentrates in companies in Capital Goods industries.

Although the Fund’s geographic exposure may change from time to time, as of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in Japan and the United States comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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■	Risk of Investing in Companies Involved in Physical AI, Humanoids, and Drones Activities. Companies engaged in Physical AI Activities are subject to unique regulatory, operational and technological risks, such as intense competition and potentially rapid product obsolescence. The regulation of such companies in the United States and other countries is diverse and rapidly evolving, which may inhibit or delay adoption. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Companies engaged in Physical AI Activities typically invest significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Companies that engage in Physical AI Activities may also face cyberattacks and increasing regulatory scrutiny, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. The customers and/or suppliers of companies engaged in Physical AI Activities may be concentrated in a particular country, region or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance. These companies may also face risks relating to public safety, data privacy, labor market dynamics, and consumer sentiment. Intense competition among such companies, including large, established firms, may result in diminished market position and/or profitability.

Humanoid robotics companies are sensitive to trends in industrial production, capital-expenditure cycles, supply-chain conditions, and adoption rates of automation technologies across varied sectors including business and industrial end-users. Humanoid robotics companies may have long and capital-intensive development timelines, highly uncertain paths to profitability and large-scale deployment, and limited product lines, markets, financial resources or personnel.

Drone companies may be dependent on the U.S. Government and its agencies for a significant portion of their revenues, and the commercial and military adoption of drone technologies remains subject to extensive and evolving governmental oversight, including aviation safety standards, airworthiness certification requirements, export controls, and national security reviews. Product defects, public safety incidents, implementation delays, reliance on key personnel and the fragmented and evolving regulatory landscape governing the use of drones and autonomous vehicles are all factors that could negatively affect a drone company’s growth or continuation.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of September 30, 2026, the Index constituents, and thus the Fund’s investments, are concentrated in securities issued by companies in one or more of the industries comprising the industry group described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Companies in Capital Goods Industries
The Capital Goods Industry Group relies heavily on corporate spending and the prices of the securities of companies doing business in the Capital Goods Industry Group may fluctuate widely due to economic cycles and factors affecting manufacturing demands. The Capital Goods Industry Group tends to perform well during times of economic expansion when the demand for capital goods is strong. Conversely, the performance of the Capital Goods Industry Group tends to weaken in economic downturns as a result of low corporate profitability and spending and overall lesser demand for products. Many capital goods are sold internationally, and companies in this industry group may be affected by market conditions in other countries and regions. Legislative or regulatory changes and increased government supervision may also affect companies in the Capital Goods Industry Group.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in Japan
Investments in Japan are subject to risks associated with its economy’s dependence on the export market and consistent government support of its export market. Slowdowns in the Japanese export market may have a negative impact on the Japanese economy as a whole. Japan’s economy is also reliant on the economic strength of its key trading partners in the United States, China, and Southeast Asia. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan’s economy. Japan is also subject to risks associated with natural disasters and escalating political tension in the region.

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Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. The United States, as well as other countries and regions in which the Fund invests, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Industrials Sector Risk. The Fund currently invests a significant portion of its assets in the Industrials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, rapid technological developments, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

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■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Stock Connect Risk. The Fund’s ability to invest in China A-Shares through Stock Connect, or on such other stock exchanges in China that participate in Stock Connect from time to time or in the future, is subject to trading limits, rules and regulations by the applicable regulatory authority. These restrictions and regulations may adversely affect the Fund’s ability to achieve its investment objective. For example, daily quotas that limit the Fund’s maximum daily net purchases through Stock Connect may restrict the Fund’s ability to invest in A-Shares through Stock Connect on a timely basis. Investments through Stock Connect are also subject to trading, clearance and settlement procedures that are relatively untested in mainland China. Stock Connect only operates on days when both the People’s Republic of China (“PRC”) and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, the Fund may be subject to price fluctuations at times when Stock Connect is not open for trading. Stock Exchange of Hong Kong Limited, Shanghai Stock Exchange, and Shenzhen Stock Exchange also reserve the right to suspend trading through Stock Connect, if necessary, to ensure an orderly and fair market and manage risks prudently. Halts may adversely affect the Fund’s access to the PRC market. The Fund will not benefit from the China Securities Investor Protection Fund in mainland China. That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A-Shares through Stock Connect, it would be compensated by Hong Kong’s Investor Compensation Fund. Investing through Stock Connect is also premised on the proper functioning of operational systems maintained by each market participant and the connectivity of differing securities regimes and legal systems in the PRC and Hong Kong. Investments through Stock Connect are also governed by departmental regulations that have legal effect in the PRC but have not been tested in the PRC courts. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Fund, which may invest in the PRC markets through Stock Connect, may be adversely affected as a result of such changes.

Fund Performance

The Fund commenced operations on May 14, 2026, and, therefore, does not yet have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, are identified below.

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Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since May 2026.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2026.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2026.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2026.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WisdomTree True Emerging Markets Fund

Investment Objective

The WisdomTree True Emerging Markets Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree True Emerging Markets Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.32%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 33	$ 103	$ 180	$ 406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” –or indexing –investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

The Index is a modified float-adjusted market cap weighted index that consists of common stocks issued by companies in emerging markets, excluding companies listed or incorporated in China, Taiwan, or Korea. The Index also excludes common stocks of “state-owned enterprises”. WisdomTree, Inc. (“WisdomTree”), the index provider (the “Index Provider”) and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), defines state-owned enterprises as companies with over 20% government ownership. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Global, International and EM Equity Index Committee.

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The starting universe for the Index (the “pre-screening universe”) is comprised solely of companies, as of the Index screening date, that (i) conduct their primary business activities (“Primary Business Activities”) in one of the following emerging market countries: Argentina, Brazil, Chile, Colombia, Czech Republic, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Thailand, Turkey, United Arab Emirates, and Vietnam (the “Emerging Market Countries”) (this list may be amended by the Index Provider from time to time pursuant to Index methodologies); (ii) list shares on a stock exchange in one of the Emerging Market Countries or the United States; (iii) have a float-adjusted market capitalization of at least $1 billion (“float-adjusted” means that the share amounts reflect only shares available to investors); (iv) have an average daily dollar trading volume of at least $100,000 for the preceding three months; and (v) trade at least 250,000 shares per month or $25 million notional for each of the preceding six months. The Index is comprised solely of companies in the pre-screening universe that are not state-owned enterprises as of the annual Index screening date. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

Securities are weighted in the Index based on a float-adjusted market cap weighting scheme that adjusts the weight of Index securities from each country to approximate the weight of securities from that country in the pre-screening universe. In addition, on the annual screening date, the weight of all companies from a country is capped at 35% and the maximum weight of the top held company is capped at 5%.

Companies that are not state-owned, but have Primary Business Activities within countries that have a higher percentage of state-owned companies relative to other Emerging Market Countries, could potentially see higher weights than they would under a normal market cap weighting scheme. Companies that are not state-owned, but have Primary Business Activities within countries that have a lower percentage of state-owned companies relative to other Emerging Market Countries, could potentially see lower weights than they would under a normal market cap weighting scheme. Sector and/or country weights may fluctuate above the specified cap or below their adjusted weights in response to market conditions and/or the application of volume factor adjustments (described below) but will be reset at each annual rebalance date.

The Index methodology applies a volume factor adjustment to reduce a constituent security’s weight in the Index and reallocate the reduction in weight pro rata among the other securities if, as of the annual Index screening date, an existing constituent security no longer meets certain trading volume thresholds.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of September 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Financials Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

As of September 30, 2026, the equity securities of companies that conduct their Primary Business Activities in India comprised a significant portion of the Fund’s holdings (e.g., approximately 15% or more), although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

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■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in India
Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on the Fund's performance. While the Indian government has implemented economic structural reforms designed to liberalize many aspects of India's economy, there can be no assurance that these policies will be successful or continue. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. India is also subject to religious and social unrest as well as border disputes with neighboring countries such as Pakistan and China.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

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■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the MSCI Emerging Markets ex-China Index, a broad-based securities market index intended to represent the overall emerging markets ex-China equity market. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/us.

Effective July 10, 2025, the Index changed its name to the WisdomTree True Emerging Markets Index and revised its methodology. Index performance shown below for periods prior to July 10, 2025 reflects the performance of the Index as constructed and maintained in accordance with its prior methodology. Similarly, Fund performance shown below for periods prior to July 10, 2025 reflects the performance of the Fund when it sought to track the Index as constructed and maintained in accordance with its prior methodology.

The Fund’s year-to-date total return as of September 30, 2026 was (4.05)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	16.91%	2Q/2025
Lowest Return	(6.46)%	4Q/2024

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree True Emerging Markets Fund*	1 Year	Since Inception September 22, 2022
Return Before Taxes Based on NAV	18.08%	13.63%
Return After Taxes on Distributions	14.75%	12.37%
Return After Taxes on Distributions and Sale of Fund Shares	12.53%	10.59%
WisdomTree True Emerging Markets Index** (Reflects no deduction for fees, expenses or taxes)	19.12%	14.72%
MSCI Emerging Markets ex-China Index (Reflects no deduction for fees, expenses or taxes)	34.61%	17.47%

*	Fund performance shown for periods prior to July 10, 2025 reflects the performance of the Fund when it sought to track the Index as constructed and maintained in accordance with its prior methodology.

**	Index performance shown for periods prior to July 10, 2025 reflects the performance of the Index prior to the change in its methodology and name.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (“MIC” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of MIC, has been a portfolio manager of the Fund since September 2022.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2022.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2022.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since September 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information About the Funds

Additional Information About the Funds’ Investment Objectives

This Prospectus describes both passively managed funds and actively managed funds. Each Fund, except the U.S. Efficient Core Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund, Efficient Long/Short U.S. Equity Fund, Efficient U.S. Plus International Equity Fund, and Efficient Long/Short U.S. SmallCap Equity Fund (collectively, the “Capital Efficient Funds”), Global Alpha Fund and Space Economy Fund (together with the Capital Efficient Funds, the “Active Funds”), seeks to track the price and yield performance, before fees and expenses, of a particular index (each, an “Index”) (collectively, the “Index Funds”). Each Index Fund, except the Cloud Computing Fund, seeks to track the performance of an Index developed and maintained by WisdomTree, Inc. (“WisdomTree”), the parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), which may give rise to potential conflicts of interest. For example, a potential conflict could arise between an affiliated person of WisdomTree Asset Management and a Fund if that entity attempted to use information regarding changes to, and the composition of, its Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to an Index’s composition methodology or the constituent securities in an Index prior to the time that information is made publicly available. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of a Fund). Although the Adviser and WisdomTree have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about an Index), there can be no assurance that such measures will be successful. The Cloud Computing Fund seeks to track the performance of the BVP Nasdaq Emerging Cloud Index, which is a product of Nasdaq, Inc.

Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Funds’ Investment Strategies

80% Policies.

Each Index Fund, with the exception of those noted below, has adopted a non-fundamental 80% investment policy in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"):

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

The U.S. Corporate Bond Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. corporate bonds and/or investments that have economic characteristics that are substantially similar to the economic characteristics of U.S. corporate bonds.

For purposes of this policy, U.S. corporate bonds include fixed income securities such as bonds, notes, and other debt obligations issued by corporations domiciled in the U.S.

The U.S. Short-Term Corporate Bond Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. corporate bonds and/or investments that have economic characteristics that are substantially similar to the economic characteristics of U.S. corporate bonds.

For purposes of this policy, U.S. corporate bonds include fixed income securities such as bonds, notes, and other debt obligations issued by corporations domiciled in the U.S.

The Cloud Computing Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in Cloud Computing Companies and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such Cloud Computing Companies.

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For purposes of this policy, cloud computing companies are companies, as determined by Bessemer Venture Partners ("BVP"), that are primarily involved in providing cloud computing software and services to their customers, which derive the majority of their revenues from business-oriented software products, that are both: (i) provided to customers through a cloud delivery model (e.g., hosted on remote and multi-tenant server infrastructure, accessed through a web browser or mobile device, or consumed as an Application Programming Interface (“API”)); and (ii) provided to customers through a cloud economic model (e.g., a subscription-based, volume-based or transaction-based offering) (collectively, “Cloud Computing Companies”). BVP analyzes a company’s revenue segments and publicly reported data metrics to determine whether the company derives a majority of its revenues from business-oriented software products. Where a company derives 50% or more of its segmented revenue from the cloud business segment, BVP will consider it to be a Cloud Computing Company.

The Cybersecurity Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of exchange-listed companies that are primarily engaged in cybersecurity activities.

For purposes of this policy, cybersecurity activities are the provision of cybersecurity-oriented products as shown by revenue derived from the following cybersecurity themes: privacy & digital trust, cloud security, perimeter-less world, security of internet devices, resilience and recovery, smart security, and security development process.

Each Active Fund below, with the exception of the Global Alpha Fund and International Efficient Core Fund, has adopted a non-fundamental 80% investment policy in accordance with Rule 35d-1 under the 1940 Act to achieve its investment objective.

The U.S. Efficient Core Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of U.S. issuers and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such securities.

For the purposes of this policy, U.S. investments are equity or fixed income securities issued by U.S. issuers and U.S. government securities, including U.S. Treasury securities. U.S. issuers are those that conduct their Primary Business Activities and list their shares on a securities exchange operating in the United States. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

The Emerging Markets Efficient Core Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investments consistent with the Fund’s Emerging Markets Efficient Core strategy.

For purposes of this policy, the Fund’s Emerging Markets Efficient Core strategy is the Fund’s strategy to invest in securities of emerging market issuers and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such securities and U.S. Treasury securities. Emerging market issuers are those that conduct their Primary Business Activities and list their shares on a securities exchange operating in an emerging market country. An emerging market country includes any country that is: (i) generally recognized as an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Efficient Long/Short U.S. Equity Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities and derivative instruments that provide exposure to U.S. equity securities.

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For purposes of this policy, a company is considered a U.S. company if it conducts its Primary Business Activities in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

The Efficient U.S. Plus International Equity Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments, including common stocks and futures contracts, that provide exposure to the U.S. or international equity markets.

For purposes of this policy, a company is considered a U.S. company if it conducts its Primary Business Activities in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

The Efficient Long/Short U.S. SmallCap Equity Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. small-capitalization equity securities and derivative instruments that provide exposure to U.S. small-capitalization equity securities.

For purposes of this policy, a company is considered a U.S. company if it conducts its Primary Business Activities in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. Small-capitalization companies are those companies with market capitalization smaller than the 1,000th largest U.S.-listed company by market capitalization. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer.

The Space Economy Fund has adopted the following non-fundamental policy:

The Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Space Economy Companies and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such Space Economy Companies.

For purposes of this policy, Space Economy Companies are companies involved in activities that form the space economy which include, but are not limited to, enabling access to space, supporting space operations through launch, orbital and deep-space infrastructure, delivering commercial space-based services and connectivity, providing space-related security solutions, and developing emerging space-focused and space-enabled technologies (“Space Economy Activities”).

Companies selected for inclusion in the Space Economy Fund must be involved in at least one of the following Space Economy Activities:

1. Launches and Infrastructure

2. Commercial Space

3. Defense Space

4. Emerging Technologies

A Fund will provide its shareholders with at least 60 days’ notice prior to making a change to its 80% investment policy. Derivatives instruments used by a Fund will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.

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Additional Information About Certain of the Funds’ Investment Strategies

To achieve its investment objective, the Global Alpha Fund invests its assets in accordance with a long/short global equity strategy. The Fund selects investments for the long/short global equity strategy using machine learning models developed by AlphaBeta Investment Indices Ltd, a third-party model provider.

To achieve its investment objective, the Efficient Long/Short U.S. Equity Fund invests its assets in accordance with both (i) a long/short U.S. equity strategy and (ii) a long-only U.S. equity strategy. The Fund selects investments for both the long/short U.S. equity strategy and the long-only U.S. equity strategy from the Parent Universe using machine learning models developed by AlphaBeta Investment Indices Ltd, a third-party model provider.

To achieve its investment objective, the Efficient Long/Short U.S. SmallCap Equity Fund invests its assets in accordance with both (i) a long/short U.S. small-capitalization equity strategy and (ii) a long-only U.S. small-capitalization equity strategy. The Fund selects investments for both the long/short U.S. small-capitalization equity strategy and the long-only U.S. small-capitalization equity strategy from the Parent Universe using machine learning models developed by AlphaBeta Investment Indices Ltd, a third-party model provider.

The models used by the Global Alpha Fund, Efficient Long/Short U.S. Equity Fund, and Efficient Long/Short U.S. SmallCap Equity Fund use historical data and continuous training to make predictions about a security’s return and/or risk. The models analyze more than one hundred security-specific features across several categories, including valuation, profitability, momentum, quality, risk, and size to identify securities with the desired risk/return profile from which each Fund selects its long and short positions.

With respect to the U.S. Efficient Core Fund, under normal circumstances, the Fund expects its investments in U.S. equity securities to represent approximately 90% of the Fund’s net assets. With respect to the Emerging Markets Efficient Core Fund, under normal circumstances, the Fund expects its investments in emerging markets equity securities to represent approximately 90% of the Fund’s net assets. With respect to the International Efficient Core Fund, the Fund invests approximately 90% of its net assets in developed market equity securities, excluding the United States and Canada, generally weighted by market capitalization. For each of these Funds, under normal circumstances, the aggregate U.S. Treasury futures contracts positions will represent a notional exposure (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 60% of a Fund’s net assets.

Index Funds. Each Index Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole.

The quantity of holdings in an Index Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities may be added to or removed from any of the Indexes and consequently the attributes of an Index, such as the sectors, industries or countries represented in the Index and/or the weights of individual Index constituents, may change. Investors should also understand that the Index Provider may make changes to an Index with no notice to or input from the Adviser. Each Index Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to its Index or to reflect various corporate actions or other changes to its Index. Between rebalances, an Index (and the Fund seeking to track the Index) may temporarily include constituents that no longer meet the Index’s eligibility criteria. Further, each Index Fund may overweight or underweight securities in its Index, purchase or sell securities not in its Index, or utilize various combinations of other available techniques, in seeking to track its Index. The Index Provider has broad discretion to identify countries that it considers to qualify for inclusion in an Index pursuant to each Fund’s index methodologies.

Index Constituent Weighting. Certain Indexes (WisdomTree Dynamic International Equity Index, WisdomTree Dynamic International SmallCap Equity Index, WisdomTree U.S. Quality Corporate Bond Index, WisdomTree U.S. High Yield Corporate Bond Index, and WisdomTree U.S. Short-term Quality Corporate Bond Index) are modified market capitalization weighted indexes and, therefore, blend features of traditional market capitalization weighted indexes and of fundamentally weighted indexes. Fundamentally weighted indexes weight companies based on a measure of a company’s fundamental value, such as dividends or earnings, or a combination of fundamental and technical factors. After market capitalization weighting, the WisdomTree Dynamic International Equity Index and WisdomTree Dynamic International SmallCap Equity Index adjust each company’s weighting to magnify the effect that dividends play in the total return of the Indexes, which means companies that have higher cash dividends generally will be more heavily weighted. After market capitalization weighting, the WisdomTree U.S. Quality Corporate Bond Index, WisdomTree U.S. High Yield Corporate Bond Index, and WisdomTree U.S. Short-term Quality Corporate Bond Index adjust each company’s weighting to increase the weight of companies with favorable income and valuation characteristics.

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The WisdomTree True Emerging Markets Index is a modified float-adjusted market capitalization weighted index, which means the market cap weighting of each company is adjusted by the number of shares available for public trading (i.e., market float), and is further modified to approximate each country’s weight in the pre-screening universe.

Certain Indexes (WisdomTree Classiq Quantum Computing Index, WisdomTree Physical AI, Humanoids, and Drones Index, and WisdomTree Team8 Cybersecurity Index) are factor-weighted indexes, which means each company is initially equal weighted, and the weighting is then adjusted through a two-step factor process based on assigned scores. For the WisdomTree Classiq Quantum Computing Index, each company’s weighting is adjusted by the Relevancy Score and Purity Classification assigned to the company when screened for inclusion in the Index. For the WisdomTree Physical AI, Humanoids, and Drones Index, each company’s weighting is adjusted based on the Relevancy Score assigned to the company and the Thematic Score assigned to the company’s category when screened for inclusion in the Index. For the WisdomTree Team8 Cybersecurity Index, each company’s weighting is adjusted based on the growth and focus scores each Company was assigned when screened for inclusion in the Index (see additional information below).

The WisdomTree U.S. Adaptive Moving Average Index and WisdomTree International Adaptive Moving Average Index allocate their entire weight between an underlying equity index (the WisdomTree 500 Index or the WisdomTree International LargeCap Index, respectively) and U.S. Treasury bills, based on a "moving average crossover" price trend signal that shifts the allocation between equities and Treasury bills as market trends rise and fall.

The BVP Nasdaq Emerging Cloud Index is an equal-weighted index, which means each company is assigned the same weight at each rebalance. The WisdomTree BioRevolution Index and the WisdomTree Artificial Intelligence & Innovation Index are modified equal-weighted indexes, which means the companies are equal weighted while the weight allocated to each Index’s thematic categories or sectors may be strategically adjusted based on quantitative and qualitative criteria.

Each Index’s constituent weighting also is subject at each rebalance to individual and collective weights caps and liquidity adjustments described in its methodology.

Index Summary

BVP Nasdaq Emerging Cloud Index. The Index excludes companies based, in part, on the ESG criteria described in the Cloud Computing Fund's Summary Section as qualified by the Index's methodology. The ESG criteria generally seek to identify companies that do not comply with the United Nations Global Compact Principles and which engage in certain activities commonly viewed as antithetical to ESG principles and efforts. The ESG criteria, including the percentage thresholds referenced in certain of the criteria, are subject to change in connection with a determination to modify the Index’s methodology. As disclosed in the Cloud Computing Fund’s discussion of principal risks, the Index Provider relies on ESG data provided by one or more third-party ESG research firms to identify companies that should be excluded from the Index based on the ESG criteria. However, for a variety of reasons, a third-party ESG research firm may not be able to fully evaluate and assess whether a particular company meets one or more of the ESG criteria. As a result, it is possible that the Index may, from time to time, include securities of companies that engage in one or more activities that are inconsistent with the ESG criteria or other activities that a shareholder may view as generally inconsistent with ESG considerations.

In addition to the ESG criteria, the following criteria must be met to be eligible for inclusion in the Index:

■	Industry - an issuer must derive the majority of its revenues from business-oriented software products, as defined by BVP, which are both: (i) provided to customers through a cloud delivery model; and (ii) provided to customers through a cloud economic model.

■	Revenue growth - have a revenue growth rate of at least 15% for each of the last two full fiscal years, as determined by BVP, for new Index constituents and a revenue growth rate of at least 7% in at least one of the last two fiscal years, as determined by BVP, for existing Index constituents.

■	Security conditions - (i) have its primary listing on a Nasdaq, New York Stock Exchange, Inc., or Cboe Global Markets Inc. exchange; (ii) have a minimum market capitalization of $500 million; and (iii) have a minimum three month average daily trading volume of $5 million.

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WisdomTree Artificial Intelligence & Innovation Index. The Index is composed of domestic and foreign exchange-listed companies that are primarily involved in Artificial Intelligence Activities and Innovative Activities. The WisdomTree Artificial Intelligence Index Committee considers both qualitative and quantitative characteristics of eligible companies’ involvement in Artificial Intelligence Activities and Innovative Activities when selecting the constituents of the Index. The WisdomTree Artificial Intelligence Index Committee may exercise discretion in its implementation of the Index methodology from time to time and under certain circumstances, some of which are specified in the Index methodology. Artificial Intelligence Activities comprise the following three categories of companies:

■	Software - Companies that provide artificial intelligence software to their clients to enable artificial intelligence and machine learning capabilities to be applied in the client domain (for example, software platforms and tools for natural language processing, speech recognition, robotics process automation, image processing, conversational bots and virtual assistants, and data science and analytics).

■	Semiconductors - Companies that produce semiconductors or semiconductor equipment and technology (for example, integrated circuits for efficient computation, memory devices for the necessary data storage and transfer, as well as equipment and technology for semiconductor manufacturing and yield optimization).

■	Other Hardware - Companies that produce or develop hardware and technology essential for artificial intelligence applications that are not classified as semiconductors (for example, devices and technology for robotics, industrial automation, and autonomous driving).

WisdomTree BioRevolution Index. The Index is composed of domestic and foreign exchange-listed companies that are primarily involved in BioRevolution Activities. The extent of a company’s engagement in one or more of the sectors listed below is used to determine if the company is primarily involved in BioRevolution Activities. The WisdomTree BioRevolution Index Committee considers both qualitative and quantitative characteristics of eligible companies’ involvement in BioRevolution Activities when selecting the constituents of the Index. The WisdomTree BioRevolution Index Committee may exercise discretion in its implementation of the Index methodology from time to time and under certain circumstances, some of which are specified in the Index methodology.

■	Human Health - the application of genetic technologies to prevent and treat disease, leading to significant enhancements to human health, wellbeing, and longevity (for example, gene therapies using biological data to screen and diagnose diseases and disorders and that enable more precise and beneficial interventions) as well as the application of human genetic technologies to new classes of consumer products personalized for each individual (for example, direct to consumer genetic testing).

■	Agriculture and Food - the transformation of agriculture, aquaculture, and food production, creating healthier and more sustainable models for feeding the growing global population (for example, cultured and genetically engineered foods that enable the growth of animal cells outside of the animal itself).

■	Materials, Chemicals, and Energy - biological re-engineering (the creations of materials by manipulating genetic code rather than extracting them from nature) used to produce an increasing percentage of the physical inputs needed for manufacturing (for example, biofuels).

■	Biological Machines and Interfaces - DNA as a storage solution (for example, encoding and decoding binary data to and from synthesized strands of DNA).

WisdomTree Classiq Quantum Computing Index. The Classiq Quantum Computing Index is designed to provide exposure to global companies involved in Quantum Computing Activities. Quantum Computing Activities refers to the following services or technologies: (i) quantum chips and qubit technology; (ii) quantum software and algorithms; (iii) quantum annealing and simulation; (iv) quantum-as-a-service (i.e., cloud-based platforms that provide users with a variety of quantum computing resources, including hardware, software, and development tools); (v) post-quantum cryptography; (vi) quantum networking and communications; (vii) advanced computing; and (viii) tools and infrastructure as well as semiconductors, materials and components to companies involved in the development of quantum computing technologies. A company’s involvement in Quantum Computing Activities is assessed via applicable language in its company description, Annual Report, 10-K or equivalent report, earnings call transcripts, patent submissions, news and press releases, as well as via exposure to relevant industry classifications and revenue derived from Quantum Computing Activities.

WisdomTree Dynamic International Equity Index & Dynamic International SmallCap Equity Index. The Dynamic International Equity Index (the “Equity Index”) is designed to provide exposure to the equity securities of companies in the industrialized world, excluding Canada and the United States, that pay regular cash dividends on shares of common stock, while at the same time dynamically hedging currency exposure to fluctuations between the value of the applicable foreign currencies and the U.S. dollar. The Equity Index dynamically hedges such currency exposure using four quantitative signals: momentum, interest rate differentials, low volatility, and time-series momentum.

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The Dynamic International SmallCap Equity Index (the “SmallCap Equity Index”) is designed to provide exposure to the small-capitalization equity securities of companies in the industrialized world, excluding Canada and the United States, that pay regular cash dividends on shares of common stock, while at the same time dynamically hedging currency exposure to fluctuations between the value of the applicable foreign currencies and the U.S. dollar. The SmallCap Equity Index consists of the equity securities of companies that comprise the bottom 25% of the market capitalization of the WisdomTree International Equity Index, after the 300 largest companies have been removed.

Dynamic International Equity Funds. For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar.

The Dynamic International Equity Fund and Dynamic International SmallCap Equity Fund (together, the “Dynamic International Equity Funds”) employ strategies to “hedge” against fluctuations in the relative value of non-U.S. currencies included in its underlying Index against the U.S. dollar. The Dynamic International Equity Funds seek to track the performance of equity securities in foreign markets while dynamically hedging currency fluctuations in the relative value of applicable foreign currencies against the U.S. dollar using quantitative signals to determine hedge ratios on the foreign currencies. While currency hedging seeks to reduce or eliminate losses from currency, it can also reduce or eliminate gains from currency to the extent a currency hedge is applied at an inopportune time.

WisdomTree International Adaptive Moving Average Index. The Index adapts on a daily basis to rising and falling trends in the developed international equity market by allocating its full weight between developed international equity securities (the WisdomTree International LargeCap Index) and U.S. Treasury bills, based on a "moving average crossover" price trend signal developed by WisdomTree. When the signal indicates a rising trend, the Index allocates 100% of its weight to the WisdomTree International LargeCap Index; when it indicates a falling trend, the Index allocates 100% of its weight to U.S. Treasury bills. This allocation is further refined by a breadth overlay, which can trigger reallocation back to equities based on the percentage of constituents trading above their 200-day average price, and a stop-loss mechanism that reallocates to U.S. Treasury bills if the equity allocation subsequently declines by more than 5%.

WisdomTree Physical AI, Humanoids, and Drones Index. The Index is designed to track the performance of companies involved in Physical AI Activities. Physical AI refers to how artificial intelligence brings intelligence into the physical world, including humanoid and collaborative robots, autonomous drones and vehicles, AI-enabled manufacturing systems, warehouse and supply chain automation, and intelligent machines across sectors such as healthcare, construction, agriculture, and defense. A company’s involvement in Physical AI Activities is assessed via applicable language in its company description, Annual Report, 10-K or equivalent report, earnings call transcripts, patent submissions, news and press releases, as well as via exposure to relevant industry classifications and revenue derived from Physical AI Activities.

WisdomTree Team8 Cybersecurity Index. The Index is composed of global exchange-listed companies that are primarily involved in cybersecurity activities. For instance, the following cybersecurity themes are used as guidelines to determine if a company is primarily involved in cybersecurity activities:

■	Privacy and Digital Trust - emerging privacy regulations and the growing awareness for user privacy will drive more investments in privacy-enhancing technologies and provide users with more control of their data. As a result, protecting data and allowing for safe collaborations will also grow in demand.

■	Cloud Security - refers to a broad set of policies, controls, procedures and technologies that work together to protect cloud-based systems, data, and infrastructure. Since cloud usage is expected to grow, cloud security is vital and can be configured to the exact needs of the business.

■	Perimeter-less World - as data is moving and multiplying at a rapid pace across boundaries, platforms and applications, users have the ability to access data in a variety of ways and data very rarely stays within the secure perimeter of an enterprise anymore. With more and more sensitive data residing outside of the corporate perimeter, locating, securing and controlling this data presents a significant challenge. Businesses need to understand the risks to their data, keeping up to date with the constantly evolving threat landscape.

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■	Security of Internet Devices - security focuses on protecting and safeguarding a wide array of internet-enabled devices that connect to each other on wireless networks.

■	Resilience and Recovery - security is about more than prevention, detection and response; it is also about surviving attacks and continuing to offer services to customers while infrastructure and assets are degraded. Companies require technologies which enable business continuity, rapid recovery from damaging attacks, and ongoing re-evaluation of assets and capabilities.

■	Smart Security - with a fast-growing pace of change in technology, companies are constantly dealing with security complexity and integration. Companies are also utilizing automation, data and artificial intelligence for smart security solutions.

■	Security Development Process - moving security to the earliest possible point in the development process, also known as “shift left” security, involves making changes in when, where and how to apply security best practices. Embedding security considerations early in the design and testing phases can reduce cybersecurity risk and cost.

The Index uses a “growth score” and a “focus score” to determine eligibility. Growth scores are based on revenue growth rates and are calculated as the compound average annual revenue growth over the trailing three years. Companies with revenue growth rates of 20% or higher receive a “Growing Fast” score. Companies that are not in the Index with at least 7% revenue growth, or companies that are currently in the Index with revenue growth equal to or above 5% receive a “Growing” score. All other companies receive a zero growth score.

Focus scores are based on the perceived degree of a company’s overall involvement across cybersecurity development themes for which a company scores a “High Exposure”. Companies with high exposure to 3 or more themes receive a “Broad Focus” score. Companies with high exposure to 1 or 2 themes receive a “Narrow Focus” score. Companies without high exposure to a development theme receive a zero score.

Index constituent weights are assigned based on a combination of a constituent’s growth score and focus score. “Broad Focus” and “Growing Fast” companies will receive a weighting factor of 1.33. “Narrow Focus” and “Growing” companies will receive a weighting factor of 0.75. All other selection companies will receive a weighting factor of 1.

WisdomTree True Emerging Markets Index. The Index consists of common stocks issued by companies in emerging markets, excluding companies listed or incorporated in China, Taiwan, or Korea, and excluding common stocks of “state-owned enterprises” (defined as companies with over 20% government ownership). Securities are weighted based on a float-adjusted market cap weighting scheme, subject to a country weight cap of 35% and a top security weight cap of 5%.

WisdomTree U.S. Adaptive Moving Average Index. The Index adapts on a daily basis to rising and falling trends in the U.S. equity market by allocating its full weight between U.S. equity securities (the WisdomTree 500 Index) and U.S. Treasury bills, based on a "moving average crossover" price trend signal developed by WisdomTree. When the signal indicates a rising trend, the Index allocates 100% of its weight to the WisdomTree 500 Index; when it indicates a falling trend, the Index allocates 100% of its weight to U.S. Treasury bills. This allocation is further refined by a breadth overlay, which can trigger reallocation back to equities based on the percentage of constituents trading above their 200-day average price, and a stop-loss mechanism that reallocates to U.S. Treasury bills if the equity allocation subsequently declines by more than 5%.

WisdomTree U.S. High Yield Corporate Bond Index. The Index is designed to capture the performance of selected issuers in the U.S. non-investment-grade corporate bond market with favorable fundamental and income characteristics. The Index employs a multi-step process that screens bonds on fundamental factors, including free cash flow, and on momentum factors based on the relative equity market performance of issuers, and then tilts the remaining bonds' weights toward those offering favorable income characteristics, taking into account the probability of default and recovery values. Issuer exposure is capped at 2% and individual issue exposure is capped at 0.50% of total market value at rebalance, with excess exposure redistributed to the remaining constituents on a pro rata basis. The Index is rebalanced semi-annually.

WisdomTree U.S. Quality Corporate Bond Index and WisdomTree U.S. Short-term Quality Corporate Bond Index. Each Index is designed to capture the performance of selected issuers in the U.S. investment grade corporate bond market that are deemed to have favorable fundamental and income characteristics. Each Index employs a multi-step process that screens corporate bonds on fundamental factors, including cash flow, profitability and leverage measures, to identify bonds with favorable characteristics, and then tilts the remaining bonds' weights toward those offering favorable income and valuation characteristics, taking into account the probability of default and interest rate risk.

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Issuer exposure within each Index is capped at 5% of total market value, with excess exposure redistributed to the remaining constituents on a pro rata basis. Each Index is rebalanced quarterly.

Non-Principal Information About the Funds’ Investment Strategies

In addition to the investments described in the “Principal Investment Strategies of the Fund” section of the Prospectus, each Fund may invest in other investments that the Adviser and/or the Sub-Advisers believe will help a Fund achieve its investment objective, including cash and cash equivalents and in shares of other investment companies, including WisdomTree Funds.

Temporary Defensive Strategies. Each Active Fund’s investment process is heavily dependent on quantitative models, which do not adjust to take temporary defensive positions. However, each Active Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser or Sub-Adviser in response to adverse market, economic, political or other conditions. In the event an Active Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Active Fund’s ability to achieve its investment objective may be limited.

Securities Lending. Each Fund participates in a securities lending program administered by a third-party securities lending agent, The Bank of New York, pursuant to which it may lend its portfolio securities in an amount not to exceed one-third (33 1/3%) of the value of its total assets to brokers, dealers and other financial institutions desiring to borrow those securities for a variety of reasons, including to facilitate the pursuit of certain investment strategies or to complete transactions to which the borrower may be committed. To protect a Fund, in part, from the risk of borrower default, the borrowing party provides collateral in an amount at least equal to the market value (plus accrued interest) of the borrowed securities. The collateral will be maintained and marked to market daily by the Fund’s securities lending agent, who will request any shortfall from the borrower. Each Fund has permitted the securities lending agent to invest any collateral received in short-term, highly liquid investments, such as U.S. government securities, repurchase agreements collateralized by U.S. government securities, and government money market funds, including affiliated government money market funds. The terms of the securities lending program provide that a Fund will receive a portion of the income generated from the loan of its securities and the investment of the collateral received in connection with such loan. In exchange for its services, the securities lending agent also receives a portion of the revenue generated by the securities lending program. While a Fund’s portfolio securities are on loan, the borrower has the right to exercise any voting rights associated with those securities and the right to receive dividends and other distributions on those securities. However, each Fund has the right to recall loaned securities in time to vote on any matter of importance to it, and a borrower is obligated to repay to the Fund the amount of any dividends or distributions received on the loaned securities. Generally, a Fund would recall a loaned security to vote a proxy only if the Adviser believes the matter to be voted on could have a material effect on the Fund or its investment in the loaned securities.

Additional Principal Risk Information About the Funds

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summaries. Risk information may not be applicable to each Fund. Please consult each Fund’s Summary sections to determine which risks are applicable to a particular Fund. Each of the factors below could have a negative impact on Fund performance and trading prices.

Active Management Risk

The Active Funds are actively managed using proprietary investment strategies and processes. Each Active Fund is subject to active management or investment-selection risk and its performance, therefore, will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving a Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector, or country and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Active Funds will achieve their investment objectives or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to an Active Fund’s net assets.

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Adaptive Strategy Risk

U.S. Adaptive Moving Average Fund and International Adaptive Moving Average Fund Only. In seeking to adapt to rising and falling trends in the U.S. or international equity markets, the Index and, therefore, the Fund, allocates its assets to equity or fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not make such allocations and may not anticipate market trends successfully. There can be no guarantee that the adaptive strategy will work as intended. The strategy may result in periods of underperformance, limit the Fund’s ability to participate in rising markets, and increase transaction costs. If the Index has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Index’s equity exposure, causing the Index, and therefore the Fund, possibly to forgo gains from the market rebound. The strategy may fail to protect against market declines.

Capital Controls and Sanctions Risk

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action, armed conflicts and/or wars, and other conditions, may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund, and cause a Fund to decline in value. A Fund may also be forced to sell or otherwise dispose of foreign investments at inopportune times or prices due to sanctions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been imposed and that may further be imposed on certain countries could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

Cash Redemption Risk

When a Fund redeems shares for cash or otherwise includes cash as part of its redemption proceeds, it may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause a Fund to recognize capital gains that it might not have recognized if it had made an in-kind redemption (i.e., distribute securities as payment of redemption proceeds). Certain Funds generally redeem shares for cash or otherwise includes cash as part of their redemption proceeds. As a result, the Funds may pay out higher annual capital gains distributions than if they redeemed shares in kind. Additionally, a Fund’s sale of non-U.S. denominated securities to satisfy a redemption request may generate realized foreign exchange losses that could impact the income distributions paid by a Fund.

Cloud Computing Company Risk

The Cloud Computing Fund invests in Cloud Computing Companies, which are heavily dependent on the Internet and utilizing a distributed network of servers over the Internet. Cloud Computing Companies may have limited operating history, product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. These companies typically face intense competition and potentially rapid product obsolescence. Additionally, many Cloud Computing Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies and the Fund. Cloud Computing Companies can also be susceptible to security or other defects in technology or operations, application or system performance issues, unauthorized access or other leaking of proprietary information, non-compliance with existing policies and contractual obligations, loss of stored data, lack of business continuity or disaster recovery preparedness, service outages, and/or vendor unreliability, any or all of which could materially impact a company’s share price. Securities of Cloud Computing Companies tend to be more volatile than securities of companies that rely less heavily on technology and, more specifically, the Internet. Cloud Computing Companies can typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s operating results.

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Concentration Risk

The value of the investments of a Fund that focuses its investments in a particular industry or group of related industries will be highly sensitive to financial, economic, political, and other developments affecting that industry or group of related industries, and conditions that negatively impact those industries will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries in which a Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly. As of September 30, 2026, the Index constituents, and thus the Fund’s investments, are concentrated in securities issued by companies in the industry or group of related industries described below. The industries in which Index constituents, and thus a Fund’s assets, may be concentrated may vary over time.

Companies in Capital Goods Industries
Space Economy Fund and Physical AI, Humanoids, and Drones Fund Only. The Capital Goods Industry Group relies heavily on corporate spending and the prices of the securities of companies doing business in the Capital Goods Industry Group may fluctuate widely due to economic cycles and factors affecting manufacturing demands. The Capital Goods Industry Group tends to perform well during times of economic expansion when the demand for capital goods is strong. Conversely, the performance of the Capital Goods Industry Group tends to weaken in economic downturns as a result of low corporate profitability and spending and overall lesser demand for products. Many capital goods are sold internationally, and companies in this industry group may be affected by market conditions in other countries and regions. Legislative or regulatory changes and increased government supervision may also affect companies in the Capital Goods Industry Group.

Pharmaceuticals Biotechnology & Life Sciences Industry Group
BioRevolution Fund Only. The Pharmaceuticals, Biotechnology, and Life Sciences Industry Group can be significantly affected by heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology and pharmaceutical companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology industry may also be affected by risks that affect the broader healthcare sector, including expenses and losses from extensive litigation on product liability and similar claims. The pharmaceuticals industry may also be affected by risks that affect the broader healthcare sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; supply chain issues; labor shortages; product liability claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel. There can be no assurance that the steps taken by companies to protect their proprietary rights will prevent misappropriation of their intellectual property or that competitors will not independently develop pharmaceuticals that are substantially equivalent or superior.

Semiconductors & Semiconductor Equipment Industry
Artificial Intelligence, Innovation Fund, and Quantum Computing Fund Only. The Semiconductors & Semiconductor Equipment Industry is characterized by intense competition, both domestically and internationally, rapid technological change and product obsolescence, cyclical market patterns, price erosion, periods of over-capacity and production shortages, variations in manufacturing costs and yields, and significant expenditures for capital equipment and product development. Semiconductor and semiconductor equipment companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions. Specifically, the lack of raw materials and supply chain disruptions can lead to significant operational challenges, including production halts. Many semiconductor and semiconductor equipment companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies.

Software & Services Industry Group
Artificial Intelligence and Innovation Fund, Cybersecurity Fund, Quantum Computing Fund, and Cloud Computing Fund Only. Software and services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees, and availability and price of components. The market for products produced by software and services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software and services companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software and services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

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Counterparty and Issuer Credit Risk

To the extent that a Fund engages in investment transactions or enters into derivative or other contracts with third parties (i.e., “counterparties”) then each Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services, or otherwise) as being in such situations. If a counterparty defaults on its payment obligations, a Fund will lose money and the value of an investment in Fund shares may decrease. In addition, a Fund may engage in such investment transactions with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a security if the issuer defaults. Market conditions that impact the financials sector and developments affecting financial institutions and other issuers may increase concerns about credit risk and exposure and may also result in significant liquidity or other financial difficulties including defaults on debt obligations. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as S&P and Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in a Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

Currency Exchange Rate Risk

Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investments and the value of a Fund’s shares. Because each Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in a Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention, and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly, unpredictably, and without warning, and you may lose money.

Dynamic International Equity Funds Only. Each of the Funds employs various strategies to minimize the impact of changes in the value of applicable currencies against the U.S. dollar. Each of the Funds employs various strategies to attempt to limit losses when a foreign currency depreciates against the U.S. dollar while participating in gains when a non-U.S. currency appreciates against the U.S. dollar. However, these strategies may not be successful. In addition, a Fund may not be hedged to the same extent as its Index, or hedged to the extent indicated by any or all of its quantitative signals, in order to minimize transaction costs or for other reasons.

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Cybersecurity Risk

The Funds and their service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Funds in many ways, including, but not limited to, disruption of a Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting a Fund’s third-party service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may subject a Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund. For instance, cyber-attacks may impact a Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause a Fund to incur additional compliance costs associated with corrective measures, subject a Fund to regulatory fines or other financial losses, and/or cause reputational damage to a Fund. Cybersecurity breaches of market makers, Authorized Participants, or the issuers of securities in which a Fund invests also could have material adverse consequences on a Fund’s business operations and cause financial losses for a Fund and its shareholders. While the Funds and their service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks, and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Funds have no control over the cybersecurity protections put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

Derivatives Risk

Certain Funds may invest in derivatives, such as forward currency contracts, swaps, options, and futures contracts, including currency futures contracts, to pursue their investment objectives. Specifically, the Funds may use derivatives to hedge against foreign currency exposure and implement their principal investment strategies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), volatility, lack of availability, counterparty credit, liquidity, and valuation. The use of such derivatives also may expose the Funds to the performance of investments that they do not own. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that such hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Funds. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Adviser or Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited.

Funds that invest in derivatives are also subject to the risk that a change in U.S. law and related regulations will impact the way they operate, increase the particular costs of their operation and/or change the competitive landscape. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs a fund’s use of derivatives. Among other things, the rule generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program, and comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” The rule significantly changes the regulatory framework applicable to a fund's use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety.

Forward Contracts

A forward contract is a private, customizable agreement to buy or sell a specified security or instrument at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The risks of forward contracts include, but are not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets, and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

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Futures Contracts

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. An interest rate futures contract is an agreement between a buyer and seller for the future delivery of an interest-bearing asset at a specified date in the future at an agreed upon exchange rate. The risks of futures contracts include, but are not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

Options

Options may be subject to volatile swings in price influenced by changes in the value of the underlying asset. The options purchased and sold by the Fund may have imperfect correlation to the returns of their underlying assets, which may in turn adversely affect the Fund’s ability to achieve its investment objective. The Fund’s losses may outweigh the gains to the Fund from the receipt of options premiums. In addition, there is no guarantee that an active market will exist for the options at any particular time. Further, trading restrictions or limitations may be imposed on options by an exchange or as a result of government regulations.

Swaps

A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. The risks of swaps include, but are not limited to, the potential to increase or decrease the overall volatility of the Fund’s investments and its share price.

Dividend Paying Securities Risk

Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by a Fund (which may be due to forces outside of a company’s control, such as political, social or other pressures) or the capital resources available for such companies’ dividend payments may adversely affect the Fund. In the event a company reduces or eliminates its dividend, a Fund may not only lose the dividend payout but the stock price of the company may also fall.

ESG Index Data Risk

The Index of the Cloud Computing Fund uses ESG data provided by one or more third-party ESG research firms to exclude certain companies from the composition of the Index based on the ESG exclusionary criteria set forth in the description of the Fund’s Principal Investment Strategies. Currently, the Index receives ESG data from Morningstar Sustainalytics. There is not a universally accepted ESG standard or standardized practices for generating ESG data. The lack of a uniform standard means that the factors and criteria processed to generate ESG data and the results of such ESG research processes generally will differ across ESG data providers. The evaluation of ESG factors is often subjective and the third-party ESG data providers used by the Index may not identify or evaluate every relevant ESG factor with respect to every Index constituent. As a result, the Index may include constituent companies that do not reflect the beliefs or values of a particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or an ESG rating agency’s assessment of a company’s ESG practices may change over time. Moreover, ESG, information and metrics may be limited, unavailable or difficult to obtain. The evaluation of ESG factors and implementation of ESG-related investment restrictions (e.g., screens) rely on the availability of timely, complete, and accurate ESG data reported by issuers and/or third-party research providers. A third-party ESG data provider’s ability to evaluate and assess ESG factors is limited and/or compromised to the extent relevant data is unavailable or inaccurate. As a result of the foregoing, the Index may, from time to time, include securities of companies that do not have favorable ESG characteristics. The successful implementation of the ESG component of the Index methodology is therefore dependent in large part on the ESG factors considered and research methodologies employed by the Index’s third-party ESG data providers. As such, the Index Provider carefully selects its third-party ESG data providers, taking into consideration a data provider’s industry reputation and research methodologies, among other factors. However, due to the specialized resources necessary to obtain ESG-related information underlying or related to the ESG data provided by third-party ESG research firms, the Index Provider does not undertake to, and does not, independently test or verify the factors used or data provided by such firms.

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ESG Investing Risk

The Index of the Cloud Computing Fund excludes companies based on ESG criteria, which in turn limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds with similar strategies that do not have an ESG focus. The Index's use of ESG criteria may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG criteria. In addition, companies selected for inclusion in the Fund’s portfolio may not exhibit positive or favorable ESG characteristics at all times and may shift into and out of favor depending on market and economic conditions. There are different interpretations regarding what it means for a company to have positive or favorable ESG characteristics and the companies identified for inclusion in the Fund’s portfolio could be viewed differently when considering different interpretations in addressing ESG matters. In addition, the company may not score positively or favorably with respect to all ESG characteristics.

Foreign Securities Risk

Investments in non-U.S. securities and instruments involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting, and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. Foreign securities also include American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts ("GDRs"), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Investments in ADRs, GDRs, and EDRs may be less liquid and more volatile than underlying shares in their primary trading markets.

Futures Rolling Risk

Certain Funds invest in or have exposure to futures contracts and are subject to costs associated with and risks related to “rolling.” The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of settlement. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.”

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in the relevant futures contracts at the time of rolling would be expected to adversely affect a Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect a Fund.

WisdomTree Trust Prospectus 163

There have been extended periods in which contango or backwardation has existed in the futures contracts markets, and such periods can be expected to occur in the future. These extended periods can cause significant losses for a Fund.

Geographic Investment Risk

Funds that are less diversified across countries or geographic regions generally are riskier than more geographically diversified funds. To the extent that a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Investments in Emerging Markets

Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political, and economic uncertainty, (iv) governmental controls on foreign investments, market manipulation concerns, and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, accounting, auditing, financial reporting, and recordkeeping standards, (vi) fewer protections of property rights, (vii) limited investor rights and legal or practical remedies available to a Fund against portfolio companies, (viii) restrictions on the transfer of securities or currency or payment of dividends, and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact a Fund’s ability to buy, sell, transfer, receive, deliver, or otherwise obtain exposure to, emerging market securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund and cause a Fund to decline in value. The volatility of emerging markets may be heightened by the actions (such as significant buying and selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities’ prices and cause Fund share prices to decline. For these and other reasons, investments in emerging markets are often considered speculative. Risks to foreign investors, such as a Fund, from the restrictive actions of emerging market governments may impact the ability of an Index Fund to track its Index, which is not subject to such restrictions. If an Index Fund is no longer able to seek to track the yield and price performance of its Index, the Index Fund will consider all options available to it, including possibly changing its Index, the performance of which it seeks to track, or its investment objective.

Investments in China

Although the Chinese economy has grown rapidly during recent years and the Chinese government has implemented significant economic reforms to liberalize trade policy, promote foreign investment, and reduce government control of the economy, there can be no guarantee that economic growth or these reforms will continue. The Chinese economy may also experience a decline in its growth rate if global or domestic demand for Chinese goods decreases significantly and/or key trading partners apply trade tariffs or implement other protectionist measures, including measures implemented in connection with ongoing tensions between China and the United States. The Chinese economy is susceptible to rising rates of inflation, economic recession, market inefficiency, volatility, and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments, and the repatriation of capital invested. These risks to foreign investors may impact the ability of a Fund to track its Index, which is not subject to such restrictions. If a Fund is no longer able to seek to track the yield and price performance of its Index, a Fund will consider all options available to it including possibly changing its Index, the performance of which it seeks to track, or its investment objective. These risks may be exacerbated by actions by the U.S. government, such as the recent delisting from U.S. national securities exchanges of certain Chinese companies. The regulatory requirements applicable to Chinese companies, including accounting standards and auditor oversight, generally are not comparable to those applicable to U.S. companies or companies organized and operating in more developed countries. As a result, information about the Chinese companies in which a Fund invests may be less reliable or incomplete. The lack of available information may be a significant obstacle to pursuing investigations into or litigation against Chinese companies, and as a shareholder, a Fund may have limited legal remedies. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in a Fund.

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Investments in Europe

Many countries within Europe are closely connected and their economies and markets largely interdependent. As such, economic and political events in one European country, including monetary exchange rates between European countries and armed conflicts among two or more European countries, may have adverse effects across Europe. European countries that are members of the European Union (“EU”) and the European Economic and Monetary Union (“EMU”) are subject to certain economic and monetary policies and controls and the risks associated with such coordinated economic and fiscal policies. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) substantial changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) significant changes in the supply and demand for European imports or exports, and (vi) high unemployment rates.

Similarly, tariffs or other trade restrictions imposed by the United States or other major trading partners on EU member states and their goods could adversely affect the competitiveness of European industries and the economies of some or all European countries.

In addition, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the EU, the United Kingdom, and other countries have had and continue to have an adverse impact on Europe’s overall economy, including through disruptions to energy markets, inflationary pressures, and supply chain dislocations. The manifestation of any of these risks could have a negative effect on a Fund’s investments in Europe.

Investments in India

Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on Funds that invest in India. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy.

The Indian government has in the past and may in the future implement economic structural reforms with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financials sector, and placing greater reliance on market mechanisms to direct economic activity. There can be no assurance that these policies will continue or be implemented in the future, or that any economic growth will be sustained. Religious and border disputes persist in India. In addition, India has experienced civil unrest and hostilities with neighboring countries such as Pakistan and China. The Indian government has confronted separatist movements in several Indian states.

Investments in Japan

Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy supporting its export market. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan's economy. Trade tariffs and other protectionist measures could also have an adverse impact on the Japanese export market. The Japanese economy has in the past been negatively affected by, among other factors, government intervention and protectionism and an unstable financial services sector. These and other factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, escalating political tension in the region, or other events, such as natural disasters, could have a negative impact on Japanese securities.

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Investments in South Korea

The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). South Korea experienced modest economic growth during the years that led up to 2020, and South Korea experienced an acceleration in economic growth in 2021; however, growth moderated in subsequent years amid global inflationary pressures, rising interest rates, and weakening export demand. The growth potential of South Korea’s economy may also be limited by the county’s rapidly aging population. In addition, relations with North Korea could also have a significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified by periodic acts or threats of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan

Investments in Taiwan are subject to legal, regulatory, political, currency, and economic risks that are unique to Taiwan, including risks associated with its ongoing tensions with China. The economy of Taiwan is heavily dependent on exports and key trading partners, including Japan, China, and the United States. Currency fluctuations, increasing competition from Asia’s other emerging economies, spending reductions by key trading partners, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. In addition, Taiwan lacks many natural resources. As such, any significant increase in commodity prices, worldwide shortages, or volatility in the commodities market could have an adverse effect on Taiwan’s economy. The Chinese government is engaged in a longstanding dispute with Taiwan, and continually threatens invasion. Continued deterioration of the political and economic relations between the United States and China could exacerbate the tensions between China and Taiwan and cause China to act upon its threat of invasion. Such escalation could adversely affect Taiwan’s economy, as well as the value of a Fund.

Investments in the United Kingdom

The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries and the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financials sector may have an adverse impact on the United Kingdom’s economy. These and other factors, including the ongoing consequences of Russia’s invasion of Ukraine, could have a negative impact on a Fund’s performance.

Investments in the United States

The economic, political, regulatory, and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. A Fund’s investments in the United States are particularly subject to the risk that they, and the U.S. economy more generally, will be adversely affected by a decrease in imports or exports, changes in trade regulations, inflation, and/or an economic recession in the United States. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any economic sanctions levied against a non-U.S. country may adversely affect specific U.S. companies and sectors that previously engaged with such countries. In addition, proposed and adopted policy and legislative changes in the United States have changed and may continue to change many aspects of financial, public health, environmental, and other regulation. Certain of these changes may have a significant effect, either positive or negative, on U.S. markets and issuers, including issuers in which a Fund may invest. A Fund’s investments in the United States also may be adversely affected by any one of several geopolitical risks to which the United States is subject, including its precarious strategic competitive relationship with China, increasing environmental and climate risk, and the ever-increasing threat of damaging cyber-attacks. The United States has also experienced elevated debt levels and increased internal political discord. If these trends were to continue or any of the other risks were to manifest, whether due to conditions or an event originating from within or outside of the United States, it may have an adverse effect on a Fund’s investments in the United States and thus, a Fund’s performance.

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Geopolitical Risk

The United States, as well as other countries and regions in which the Funds invest, has experienced and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical events also may disrupt the orderly functioning of the securities markets globally. Each of the foregoing may negatively impact a Fund’s investments.

Growth Investing Risk

Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer’s earnings and other measures, because investors believe they have greater growth potential, but there is no guarantee that their growth potential will be realized. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on future expectations. If investors believe an issuing company’s future earnings expectations will not be met, growth stock prices can decline rapidly and significantly. An investment in growth stocks may also be susceptible to rapid price swings during periods of economic uncertainty.

Hedging Risk

Derivatives used by the Dynamic International Equity Funds to offset their exposure to foreign currencies may not perform as intended for a variety of reasons, including a lack of correlation between the derivative and the underlying currency. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. Since the derivatives used by a Fund to offset non-U.S. currency exposure are generally reset on a monthly basis, currency risk can develop intra-month. There can be no assurance that a Fund’s dynamic hedging strategies or transactions will be effective. The Funds do not attempt to mitigate other factors that may have a greater impact than currency exposure on their equity holdings and performance. In addition, in order to minimize transaction costs or for other reasons, a Fund may not be dynamically hedged to the same extent as the Index or, if applicable, dynamically hedged to the extent indicated by any or all of its quantitative signals. The value of an investment in a Fund could be significantly and negatively impacted if (i) the value of foreign currencies being hedged by a Fund appreciate relative to the U.S. dollar at the same time the value of the Fund’s equity holdings depreciate, or (ii) the Fund’s derivatives are unsuccessful in offsetting a significant portion of the Fund’s exposure to such non-U.S. currencies.

High Yield Securities Risk

The U.S. High Yield Corporate Bond Fund invests in high yield securities. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. Less liquid high yield securities may be more difficult to value accurately and more challenging to sell at an advantageous price or time. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook as well as real or perceived adverse economic and competitive industry conditions and, therefore, subject to greater volatility. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

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Index and Data Risk

All Index Funds. The Index Funds, which employ a “passive management” – or indexing – investment approach, seek to track the price and yield performance, before fees and expenses, of the applicable Index. The Index Provider has developed an Index methodology that describes both the objective of the Index and the rules pursuant to which the Index is constructed and maintained to seek to achieve its objective. Each Index, however, may not achieve its objective or perform as intended for a variety of reasons, even when constructed and maintained consistently with its rules-based methodology. As a result, none of the Index Provider, its affiliates or agents, or any contributor of data considered in determining the composition or price of an Index, including the independent Index calculation agent, provide any warranty or accept any liability with regard to the quality, accuracy or completeness of an Index, its calculation, its valuation, or any related data, nor does any such entity guarantee that an Index will achieve its objective. While the Index Provider to each Index is related to the Adviser (except the Index Provider to the BVP Nasdaq Emerging Cloud Index), the Index Provider is not obligated to consider a Fund's interests or those of its shareholders when administering an Index. In addition, the Index Provider may make adjustments to an Index or cease making an Index available without regard to the particular interests of a Fund or its shareholders. Any such decision by the Index Provider may be disruptive to the management of a Fund and adversely affect its performance. The structure and composition of an Index will affect the performance, volatility, and risk of the Index, but also the applicable Fund. Errors in Index data, Index computations, or the construction or adjustment of an Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or other appropriate party for a period of time or at all, which may have an adverse impact on an Index Fund and its shareholders. Each Index may be particularly vulnerable to the risk of an ongoing or sustained error because it generally is not used as a benchmark by other funds or managers. An Index error may result in the inclusion or exclusion of constituent securities in the Index or the weighting of constituent securities in the Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such error not occurred. Index errors, as well as the length of time between an Index’s and a Fund’s regular rebalance and/or reconstitution events, may result in the Fund holding for a period of time, securities or other investments that have become inconsistent with its investment strategies and/or investment criteria. The Adviser and Sub-Adviser seek to manage the Index Fund to track the performance of its Index even in circumstances where it may be determined that the Index composition was not accurate. Consequently, losses or costs associated with an Index error and other related risks may be borne by the applicable Fund and its shareholders, and neither the Adviser, Sub-Advisers, nor their affiliates or agents make any representations or warranties regarding the performance or administration of an Index. The management of the Index Fund is dependent on the operation of its Index. If the computers or other facilities of the Index Provider, Index calculation agent, Index data providers, if any, and/or other Index-related service provider malfunction for any reason, calculation and dissemination of Index values and any scheduled adjustments to the composition of the Index may be delayed. Depending on the duration of the delay, such event may necessitate suspending trading in an Index Fund’s shares until normal operation of the Index resumes.

Innovation Risk

The Artificial Intelligence and Innovation Fund invests in companies that are capitalizing on innovation and developing technologies to displace older technologies or create new markets. These companies may not be successful. Companies that initially develop novel technologies may not be able to, or may not continue to, capitalize on these technologies. These companies may face political or legal challenges from competitors, industry groups, or local and national governments. The Fund may invest in a company that does not currently derive any revenue from innovation or developing technologies, and there is no assurance that a company will derive any revenue from innovation or developing technologies in the future.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Conversely, as interest rates decline, the value of fixed income securities is likely to increase. Duration is a measure commonly used to determine the sensitivity of a security’s price to changes in interest rates. While securities with longer durations tend to produce higher yields, the prices of longer duration securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter durations. A substantial increase in interest rates also may adversely affect the liquidity of a security, especially those with longer durations. Falling interest rates may give rise to the potential for a decline in a Fund’s income and yield. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. Changes in interest rates could lead to increased volatility and heightened liquidity risk for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.

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Investment Risk

As with all investments, an investment in a Fund is subject to loss. Investors in a Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Issuer-Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of a Fund.

Leveraging Risk

Certain transactions of the Global Alpha Fund and Capital Efficient Funds, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing these Funds to be more volatile than if they had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk

The Funds may invest in derivatives and/or other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell readily at a favorable time or price, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which a Fund invests may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Capitalization Risk

Large-Capitalization Investing

The securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Investing

The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Small-Capitalization Investing

The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

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Market Risk

The trading prices of securities, including shares of a Fund, and other instruments may fluctuate, at times significantly, in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. As a result of these and other factors, investors could lose money on their investment in a Fund.

Recent Events

The value of a Fund’s investments may be adversely affected by recent and current events occurring outside of the United States, including those affecting foreign markets (including extreme volatility, depressed valuations, and decreased liquidity), significant geopolitical events (including armed conflict, terror attacks, and disruptions to foreign economic and trade relationships), and public health emergencies (including pandemics such as the COVID-19 pandemic), among other events. For example, ongoing armed conflict between Russia and Ukraine in Europe and armed conflicts in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, and the United States. Similarly, changes in U.S. policy may also introduce heightened risks, including economic policy and market risks, such as with the imposition of tariffs and other trade-related initiatives that could disrupt the market globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which a Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. The extent and duration of these and similar conflicts, policy initiatives, and tensions are impossible to predict, and they could result in significant market disruptions, including with respect to certain industries or sectors, such as the oil and the natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as a Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions.

Models and Data Risk

In implementing certain Funds’ investment strategies, the Adviser utilizes investment models that may be proprietary or developed by third parties. These models are used to help select a Fund’s investments. A Fund is subject to the risk that its investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data, any of which may adversely affect the value of a Fund. Models rely on accurate market data inputs among other inputs. If inaccurate or incomplete market data is entered into a model, the results produced by the models will be incorrect. Inaccurate or incomplete data could be attributable to a variety of causes, including lack of publicly available data, data entry errors or incorrect calculations, the application of erroneous or incomplete criteria screens to collect and compile model data, or an interruption in a third party’s ability to provide such data for use by a model.

Certain Funds may also utilize artificial intelligence-based investment models designed to identify companies expected to deliver outperformance based on their processing of and identification of patterns in an extensive amount of historical market data. Such models’ use of artificial intelligence heightens the aforementioned risks. For example, the success of the investment models is primarily driven by their ability to learn from the data input into the models. As a result, certain Funds are subject to the risks that the artificial intelligence element fails to learn and develop as expected, reaches erroneous conclusions, and/or is constrained by human intervention in its design or operation. A model’s signals may also fail as a result of coding errors, inaccuracies in the data or other information supporting the model, and/or a cybersecurity breach affecting the model or the third-party model provider. The Sub-Adviser retains discretion in determining whether and how to implement any outputs generated by the models, and the Sub-Adviser’s implementation decisions could affect the success of the Fund’s implementation of its strategy. A model may also produce unexpected or anomalous results during periods of significant market volatility or other market disruptions, which may differ materially from the historical data on which the model was trained and could result in losses to a Fund.

The aforementioned errors in the data, assumptions and/or the design of a model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or the Adviser for a significant period or at all, which may magnify the adverse effect on a Fund of any investment decisions made in reliance on the erroneous model results. In addition, those models that include a predictive element may incorrectly assess future events or market conditions, and models that seek to evaluate securities or securities markets based on certain market-related assumptions may not be able to precisely evaluate a particular security affected by events unforeseen or not assumed by the model.

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Non-Correlation Risk

As with all index funds, the performance of an Index Fund and the Index may vary somewhat for a variety of reasons. For example, each Index Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, an Index Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index or may be subject to pricing differences, differences in the timing of dividend accruals, or differences in the timing of foreign withholding taxes on such dividends, if any, tax gains or losses, currency convertibility and repatriation, operational inefficiencies, and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to an Index to be reflected in the portfolio composition of an Index Fund. The use of sampling techniques may affect an Index Fund’s ability to achieve close correlation with the Index. By using a representative sampling strategy, an Index Fund generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions. In addition, when markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the Index tracking risk.

Non-Diversification Risk

Each Fund is considered to be non-diversified. This means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on a Fund’s performance. However, each Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”). See the “Taxes – Qualification as a Regulated Investment Company” section of the Statement of Additional Information (the “SAI”) for detail regarding the asset diversification requirements.

Passive Investment Risk

Each Index Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. An Index Fund does not attempt to outperform its Index or take defensive positions in declining markets unless the Index is taking similar positions. As a result, each Index Fund’s performance may be adversely affected by a general decline in the market segments represented in its Index. The returns from the types of securities in which an Index Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause an Index Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (e.g., large-, mid-, and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Repurchase Agreement Risk

A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Investments in repurchase agreements are subject to counterparty risk. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed causing a loss to the Fund. Investments in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Risk of Investing in Artificial Intelligence Activities

The Artificial Intelligence and Innovation Fund invests in companies engaged in Artificial Intelligence Activities. These companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that these companies will be able to successfully protect their intellectual property, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Companies engaged in Artificial Intelligence Activities typically invest significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Companies that engage in Artificial Intelligence Activities are also potential targets for cyberattacks, which can adversely affect performance of these companies. These companies also tend to be more volatile than companies that do not rely heavily on technology. Companies engaged in Artificial Intelligence Activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. There is also the risk of trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The customers and/or suppliers of companies engaged in Artificial Intelligence Activities may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on the Fund’s performance.

Risk of Investing in BioRevolution Activities

The BioRevolution Fund invests in companies engaged in BioRevolution Activities, including, but not limited to, companies in the biotechnology, pharmaceutical and life sciences industries, are engaged in the research and development of advancements in genetics and biotechnology for use in numerous products and services, such as vaccines, internal medicine, over-the-counter medicine, rare diseases, immunology, oncology, genomics and biological re-engineering. These companies face intense competition and potentially rapid product obsolescence. Companies engaged in BioRevolution Activities may be adversely affected by the loss or impairment of intellectual property rights and other proprietary information or changes in government regulations or policies. These companies may rely on their domestic government for specific regulatory approvals, which may involve a long and costly process, and, subsequent to approval, they may be subject to product liability litigation and similar claims. Further, the potential for an increased amount of required disclosure or proprietary scientific information could negatively impact the performance of these companies. Additionally, companies engaged in BioRevolution Activities may face increasing regulatory scrutiny in the future, which may limit the development of advancements in genetics and biotechnology and impede the growth of companies that develop and/or utilize this technology.

Risk of Investing in Companies Involved in Physical AI, Humanoids, and Drones Activities

The Physical AI, Humanoids, and Drones Fund invests in companies engaged in Physical AI Activities. These companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that these companies will be able to successfully protect their intellectual property, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Companies engaged in Physical AI Activities typically invest significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Companies that engage in Physical AI Activities are also potential targets for cyberattacks, which can adversely affect performance of these companies. These companies also tend to be more volatile than companies that do not rely heavily on technology. Companies engaged in Physical AI Activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. There is also the risk of trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The customers and/or suppliers of companies engaged in Physical AI Activities may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on the Fund’s performance.

Humanoid robotics companies are sensitive to trends in industrial production, capital-expenditure cycles, supply-chain conditions, and adoption rates of automation technologies across manufacturing, logistics, transportation, and commercial sectors. Companies engaged in the design, manufacture, integration, or deployment of humanoid robotics may also face competitive pressures from global industrial, semiconductor, and software providers. Business-facing humanoid robotics companies are reliant on the continued adoption of smart manufacturing technologies by industrial end-users, and a sustained pace of capital investment in factory automation and modernization. Humanoid robotics companies may have limited product lines, markets, financial resources or personnel. Hardware and component manufacturers may face risks associated with semiconductor availability, sensor and actuator supply constraints, manufacturing delays, and reliance on specialized materials or precision engineering capabilities. Such companies often operate at pre-commercial or early-commercial stages, with long and capital-intensive development timelines and highly uncertain paths to profitability and large-scale deployment.

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Drone companies may be dependent on the U.S. Government and its agencies for a significant portion of their revenues, and their continued success and growth may depend on their ability to maintain existing and compete for new government contracts. The legal and regulatory framework governing the use of drones and autonomous vehicles is fragmented, varied, evolving, and jurisdictionally specific. For instance, drones are subject to extensive and diverse airspace restrictions imposed by various governmental authorities. The commercial and military adoption of drone technologies remains subject to extensive and evolving governmental oversight, including aviation safety standards, airworthiness certification requirements, export controls, national security reviews, and restrictions arising from the designation of drone manufacturers or suppliers as foreign adversary-controlled entities. Adverse regulatory actions, or a shift in policy, could materially impair a company's business, financial condition, and growth prospects. Drone companies that rely on components, software, or platforms sourced from foreign manufacturers face heightened risk of supply chain disruption, contract ineligibility, and reputational harm. Drone companies also face significant reputational and liability risks. Additionally, for consumer-facing drone and autonomous mobility companies, product defects, public safety incidents, implementation delays, and reliance on key personnel could affect consumer sentiment and inhibit the growth of companies that develop or utilize this technology. Litigation based on product liability claims could be brought against such drones and autonomous mobility companies, and insurance costs, as well as uninsured losses or those that exceed policy limits, could be significant.

Risk of Investing in Cybersecurity and Security-Oriented Technology Companies

The Cybersecurity Fund invests in companies in the cybersecurity and security-oriented technology market. These companies are particularly vulnerable to rapid changes in technology, rapid obsolescence of products and services, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, evolving industry standards and frequent new product and service introductions. These companies may also be smaller and less experienced companies, with limited product or service lines, markets or financial resources and fewer experienced management or marketing personnel. Cybersecurity and security-oriented technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations in the past that have often been unrelated to their operating performance. As a result of these risks, the Fund’s investments can be adversely affected and you may lose money on your investment in the Fund.

Risk of Investing in Quantum Computing

The Quantum Computing Fund invests in companies engaged in the development of quantum computing or machine learning technology. These companies may be significantly impacted by rapid technological advancements, product obsolescence, intense competition, consumer demand, and government regulation. Such companies are also heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to quantum computing or machine learning, including the associated costs, are critical factors that may affect such company’s profitability. In addition, tariffs placed on specialized components and/or raw materials used by such companies may increase costs and delay progress associated with research and development in quantum computing and machine learning. Additionally, smaller companies developing these technologies may have limited operating histories and may be more volatile compared to other larger, tech companies.

Sector Risks

Communication Services Sector Risk

The Communication Services Sector consists of companies that facilitate communication and offer content and information through various types of media, such as telecom and media companies, and certain internet retailers and software companies. Telecom companies include wireless and fixed-line telecommunications service providers and companies that provide high-density data transmission services through high bandwidth or fiber-optic cable networks. Media companies include broadcasting corporations, cable and satellite companies, advertising and publishing companies, and movie and entertainment companies. Other companies in this sector either provide internet software and services, such as social media platforms, search engines, and on-line streaming services, or home entertainment software, such as video games and digital entertainment. The Communication Services Sector is characterized by increasing competition and regulation by various regulatory authorities. Challenges facing companies in this sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, technological innovations that make existing products and services obsolete, and satisfying consumer demand. Further, while all companies are subject to cyber security threats, companies in the Communication Services Sector may attract greater attention from hackers and be more susceptible to network security breaches and the theft of proprietary or customer information than other companies, which may have an adverse financial impact on companies in this sector.

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Financials Sector Risk

To the extent a Fund invests significantly in securities of, or financial instruments tied to the performance of, companies in the Financials Sector, it is subject to the risk that the Financials Sector will underperform the market as a whole due to adverse regulatory developments, market conditions or similar events affecting the Financials Sector. The Financials Sector includes companies involved in a wide variety of financial activities, including, for example, banking, consumer finance, asset management, investment banking and brokerage, insurance brokerage, reinsurance, residential and commercial mortgage servicing, and the operation of financial exchanges. Companies in the Financials Sector are subject to extensive government regulation and intervention, adverse market conditions, and increased competition, all of which may adversely affect the scope of their activities, the fees and interest rates they can charge, the amount of capital and liquid assets they must maintain, the financial commitments that they can make, profitability, and, potentially, their size. Adverse regulation or market conditions may affect the Financials Sector as a whole or specific industries or sub-industries within the Financials Sector. For example, companies in the Banks Industry, a separate industry within the Financials Sector, were particularly affected by recent market conditions that contributed to the failure of multiple regional banks. In addition, the deterioration of particular segments of the market, such as the credit market, may have particularly far-reaching and adverse effects across the Financials Sector. Events affecting the Financials Sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain companies within the sector to incur large losses further exacerbating the adverse performance of the sector as a whole. The Financials Sector is also a target for cyber-attacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in the Financials Sector.

Healthcare Sector Risk

The Healthcare Sector includes, for example, biotechnology, pharmaceutical, healthcare facilities, and healthcare equipment and supply companies. This sector can be significantly affected by, among other things, lapsing patent protection, restrictions on government reimbursement for medical expenses, technological developments that make drugs obsolete, government regulation, price controls, and approvals for drugs.

Industrials Sector Risk

The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, exchange rates, commodity prices, government and corporate spending, supply and demand for specific products and manufacturing, trade restrictions, tariffs, and rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Information Technology Sector Risk

The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation. Challenges facing companies in the Information Technology Sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, technological innovations that make existing products and services obsolete, and satisfying consumer demand.

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Materials Sector Risk

The Materials Sector includes, for example, metals and mining, chemicals, construction materials, glass, paper and related packaging products and forest product companies. This sector can be significantly affected by, among other things, swift fluctuations in supply and demand for basic materials, commodity price volatility, world economic growth, depletion of natural resources and energy conservation, technological progress, and government regulations, including international political and economic developments, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. As the demand for, or prices of, basic materials increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, basic materials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund's and your investment.

Shares of the Funds May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will not materially differ from a Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of a Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Because securities held by certain Funds trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of a Fund’s shares or sells at a time when the market price is at a discount to the NAV of a Fund’s shares, an investor may sustain losses. Additionally, in stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s underlying portfolio holdings.

Short Exposure Risk

A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes certain Funds to counterparty credit and leverage risks. The loss on a short exposure, which may be theoretically unlimited, may be greater than a direct long investment in the security itself because the price of the referenced security may theoretically rise without limit, thereby increasing the price at which the referenced security must be purchased to satisfy any delivery requirements or increasing the final settlement price of the short exposure contract. A Fund may not always be able to close out a short position at a particular time or at an acceptable price.

Space Economy Companies Risk

The Space Economy Fund invests in Space Economy Companies. The space economy represents an early-stage, rapidly evolving industry characterized by significant technological complexity and high capital requirements. Space Economy Companies may incur considerable research and development expenditures, require large upfront infrastructure investments, and face extended product development cycles before generating meaningful revenue. Further, there is no assurance that space-based products and services will achieve commercial adoption on the timelines currently expected, or at all. The space economy industry also continues to attract new entrants and is subject to rapid technological change and intense competition. There can be no assurance that any given space economy company will maintain a competitive position or that its products and services will remain relevant as the industry continues to develop. Therefore, Space Economy Companies face a number of unique operational and market risks that may cause their securities to exhibit greater volatility than those of companies in other sectors, and the growth of such companies may be slower and subject to material setbacks.

Space Economy Companies are subject to extensive and evolving regulation at both the domestic and international levels, reflecting the ongoing and challenging transition of the industry from government-dominated programs to commercially driven enterprise. This shift in the commercial paradigm has resulted in changes in applicable laws, regulatory interpretations, or government spending priorities, which could increase compliance costs, restrict operations, or limit access to key markets. Additional factors including global economic conditions, currency fluctuations, world events, environmental damage liabilities, and general civil liabilities may further affect the financial performance of companies operating in this sector, and any of these risks could adversely impact the value of the Fund's investments.

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Stock Connect Risk

Physical AI, Humanoids, and Drones Fund Only.

Quota limitations risk. Stock Connect is subject to daily quota limitations on investments, which may restrict the ability of the Fund to invest in China A-Shares through Stock Connect on a timely basis, and the Fund may not be able to effectively pursue its investment policies. In addition, an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through Stock Connect and to enter into or exit trades on a timely basis.

Suspension risk. SEHK, SSE, and SZSE reserve the right to suspend trading if necessary to ensure an orderly and fair market and manage risks prudently which could adversely affect the Fund’s ability to access the PRC market.

Differences in trading day. Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but Hong Kong investors (such as the Fund) cannot carry out any China A-Shares trading. The Fund may be subject to a risk of price fluctuations in China A-Shares during the time when Stock Connect is not trading as a result.

Restrictions on selling imposed by front-end monitoring. PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-Shares sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling.

Clearing settlement and custody risks. HKSCC and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the CSRC. The chances of a ChinaClear default are considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the Fund may suffer a delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A-Shares traded through Stock Connect are issued in scriptless form, so investors, such as the Fund, will not hold any physical China A-Shares. Hong Kong and overseas investors, such as the Fund, who have acquired Mainland Securities through Northbound trading maintain the Mainland Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

Nominee arrangements in holding China A-Shares. HKSCC is the “nominee holder” of the Mainland Securities acquired by overseas investors (including the Fund) through Stock Connect. The CSRC Stock Connect rules expressly provide that investors enjoy the rights and benefits of the Mainland Securities acquired through Stock Connect in accordance with applicable laws. The CSRC has clarified that (i) the concept of nominee shareholding is recognized in China, (ii) overseas investors shall hold Mainland Securities through HKSCC and are entitled to proprietary interests in such securities as shareholders, (iii) China law does not expressly provide for a beneficial owner under the nominee holding structure to bring legal proceedings, nor does it prohibit a beneficial owner from doing so, (iv) as long as certification issued by HKSCC is treated as lawful proof of a beneficial owner’s holding of Mainland Securities under the Hong Kong Special Administrative Region law, it would be fully respected by CSRC, and (v) as long as an overseas investor can provide evidential proof of direct interest as a beneficial owner, the investor may take legal actions in its own name in PRC courts. However, the courts in the PRC may consider that any nominee or custodian as registered holder of the Mainland Securities would have full ownership thereof, and even if the concept of beneficial owner is recognized under PRC law, those Mainland Securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither the Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

176 WisdomTree Trust Prospectus

Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Mainland Securities in the PRC or elsewhere. Therefore, although the Fund’s ownership may be ultimately recognized and the HKSCC confirmed that it is prepared to provide assistance to the beneficial owners of Mainland Securities where necessary, the Fund may suffer difficulties or delays in enforcing its rights in China A-Shares. Moreover, whether PRC courts will accept the legal action independently initiated by the overseas investor with the certification of holding Mainland Securities issued by HKSCC has yet to be tested. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

China A-Share market suspension risks. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. China A-Shares may only be bought or sold where the relevant A-Shares are traded on the SSE or the SZSE, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock, and/or the whole market, and/or government intervention), the subscription and redemption of shares may also be disrupted. An Authorized Participant is unlikely to redeem or subscribe shares if it considers that A-Shares may not be available.

Investor compensation. The Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since the Fund is carrying out trading of China A-Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund. That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A-Shares through Stock Connect, it would be compensated by Hong Kong’s Investor Compensation Fund.

Trading costs. In addition to paying trading fees and stamp duties in connection with China A-Share trading, the Fund may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers which are yet to be determined by the relevant authorities.

Operational risk. Stock Connect provides a new channel for investors from Hong Kong and overseas, such as the Fund, to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

The securities regimes and legal systems of the two markets differ significantly and in order for the trial program to operate, market participants may need to address issues arising from the differences on an on-going basis. Further, the “connectivity” in Stock Connect program requires routing of orders across the border. This has and will continue to require the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. The Fund’s ability to access the China A-Share market (and hence to pursue their investment strategy) will be adversely affected.

Regulatory risk. The CSRC Stock Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules, e.g., in liquidation proceedings of PRC companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades through Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Fund, which may invest in the PRC markets through Stock Connect, may be adversely affected as a result of such changes.

WisdomTree Trust Prospectus 177

Tax Risk

If positions held by certain Funds were treated as “straddles” for federal income tax purposes, or a Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may be deferred to the extent that the Fund has unrealized gains with respect to the other offsetting position in such straddle; (2) the Fund’s holding period in straddle positions be reset if the position has not reached a long-term holding period before the straddle was established and does not begin as long as the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

U.S. Government Securities Risk

U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities not backed by the full faith and credit of the United States government are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Securities issued by the U.S. government historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. government to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

U.S. Treasuries Risk

U.S. Treasuries differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline. A further downgrade of the ratings of U.S. government debt obligations could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury obligations from another ratings agency or a further downgrade may cause the value of a Fund’s U.S. Treasuries to decline. Additionally, a high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. government to issue additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

Additional Non-Principal Risk Information

Trading. Although each Fund’s shares are listed for trading on NYSE Arca, Nasdaq, Cboe, or TXSE (each a “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in a Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

178 WisdomTree Trust Prospectus

Costs of Buying or Selling Shares. Investors buying or selling a Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of a Fund’s shares. In addition, secondary market investors also will incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread for a Fund’s shares varies over time based on the trading volume and market liquidity of a Fund’s shares and in some cases, the trading volume and market liquidity of a Fund’s holdings. Increased trading volume and market liquidity generally have the effect of reducing a fund’s bid/ask spread. Further, a relatively small investor base, asset swings, and/or increased market volatility may increase a fund’s bid/ask spread. Shares of the Funds, similar to shares of other issuers listed on a securities exchange, may be sold short and are, therefore, subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling a Fund’s shares, including bid/ask spreads, frequent trading of a Fund’s shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly trading small investments.

Securities Lending. Securities lending subjects the Funds to the risk that the borrower of its securities may fail to return the loaned securities or deliver the proper amount of collateral, which may result in a loss to the Funds. In addition, in the event of the bankruptcy of or other default by the borrower, the Funds could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by the indemnification provided by a Fund’s securities lending agent. It also is possible that a Fund’s securities lending agent could experience financial difficulties or bankruptcy. Should such circumstances arise, the Funds may not receive the fees it has earned and is owed under the securities lending program, and may have difficulty and confront delays in retrieving its loaned securities and/or collateral. In addition, although a Fund receives and invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. A Fund’s investment of cash collateral is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds may have a limited number of financial institutions that may serve as Authorized Participants. Only Authorized Participants who have entered into agreements with the Distributor (as defined below) may engage in creation or redemption transactions directly with the Funds. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. A Fund’s shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting if either of the following events occur: (i) Authorized Participants exit the business, experience a significant business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”), or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, experience a significant business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”), or significantly reduce their business activities and no other entities step forward to make and support markets in a Fund’s shares or otherwise facilitate liquidity in the markets.

This risk may be heightened to the extent that a Fund invests in derivatives or securities that trade on foreign exchanges or in markets that require foreign securities settlement and/or because Authorized Participants may be required to post collateral in relation to securities settlement, which only certain Authorized Participants may be able to do or are interested in doing.

Operational Risk. The Funds and their service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, and technology or systems failures, any of which may have an adverse effect on the management or operations of the Funds, including its ability to create and redeem shares. Although the Funds and their service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

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Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings, including their identities and quantities, is available at www.wisdomtree.com/us. Each Fund also discloses its complete portfolio holdings as of the end of its fiscal year (June 30) and its second fiscal quarter (December 31) in its Form N-CSR. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31 and September 30, respectively) with the SEC in Part F of Form N-PORT no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov, or by calling WisdomTree Trust at 1-866-909-WISE (9473). A summary of each Fund’s portfolio holdings disclosure policies and procedures is included in the SAI.

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Management

Investment Adviser

As the Adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of the WisdomTree Trust (the “Trust”), including each of its separate investment portfolios called “Funds.” WisdomTree Asset Management is a registered investment adviser with offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119, and is a leader in ETF management. As of September 30, 2026, WisdomTree Asset Management had assets under management totaling approximately $101.6 billion. WisdomTree* is the parent company of WisdomTree Asset Management.

WisdomTree Asset Management provides and oversees the implementation of an investment program for each Fund. WisdomTree Asset Management also provides proactive oversight of the investment sub-advisers of the Funds (each, a “Sub-Adviser”), including daily monitoring of each Sub-Adviser’s purchase and sale of Fund holdings, and regular review of each Sub-Adviser’s investment performance. In addition, WisdomTree Asset Management arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate.

*	“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

For the fiscal year ended June 30, 2026, the Funds paid management fees to the Adviser, as a percentage of average daily net assets, in the amounts listed below.

Name of Fund	Management Fee
Dynamic International Equity Fund	0.40%
Dynamic International SmallCap Equity Fund	0.48%
International Adaptive Moving Average Fund	0.42%
Global Alpha Fund[1]	0.88%
U.S. Adaptive Moving Average Fund	0.32%
U.S. Corporate Bond Fund	0.18%
U.S. High Yield Corporate Bond Fund	0.38%
U.S. Short-Term Corporate Bond Fund	0.18%
U.S. Efficient Core Fund	0.20%
Emerging Markets Efficient Core Fund	0.32%
International Efficient Core Fund	0.26%
Efficient Long/Short U.S. Equity Fund	0.88%
Efficient U.S. Plus International Equity Fund	0.35%
Efficient Long/Short U.S. SmallCap Equity Fund[1]	0.88%
BioRevolution Fund	0.45%
Cloud Computing Fund	0.45%
Cybersecurity Fund	0.45%
Artificial Intelligence and Innovation Fund	0.45%
Quantum Computing Fund	0.45%
Space Economy Fund[1]	0.75%
Physical AI, Humanoids, and Drones Fund	0.45%
True Emerging Markets Fund	0.32%

[1]	The Fund commenced operations after the most recent fiscal year end and therefore did not pay management fees for the fiscal year ended June 30, 2026.

Pursuant to the terms of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”) for each Fund, WisdomTree Asset Management has agreed to pay generally all expenses of each Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to each Fund, and is liable and responsible for, and administers payments to the CCO, the Independent Trustees, and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

WisdomTree Trust Prospectus 181

WisdomTree is a minority investor in AlphaBeta ETF Ltd, whose parent is AlphaBeta Investment Indices Ltd, the model provider for the Global Alpha Fund, the Efficient Long/Short U.S. Equity Fund, and the Efficient Long/Short U.S SmallCap Equity Fund. WisdomTree Asset Management pays AlphaBeta ETF Ltd, an asset-based fee pursuant to the terms of a licensing agreement as compensation for the provision and maintenance of the models.

All Funds, except the Efficient Long/Short U.S. Equity Fund, International Adaptive Moving Average Fund, U.S. Adaptive Moving Average Fund, Efficient U.S. Plus International Equity Fund, Physical AI, Humanoids, and Drones Fund, Space Economy Fund, Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund. The basis for the Board’s approval of the Investment Advisory Agreement for each Fund is available in the Trust’s Semi-Annual Financial Statements and Other Information for the period ended December 31, 2025, which is included as part of the Funds' Form N-CSR.

Efficient Long/Short U.S. Equity Fund, International Adaptive Moving Average Fund, U.S. Adaptive Moving Average Fund, Efficient U.S. Plus International Equity Fund, and Physical AI, Humanoids, and Drones Fund. The basis for the Board’s approval of the Investment Advisory Agreement for each Fund is available in the Trust’s Annual Financial Statements and Other Information for the year ended June 30, 2026, which will be included as part of the Funds' Form N-CSR.

Space Economy Fund, Global Alpha Fund, and Efficient Long/Short U.S. SmallCap Equity Fund. The basis for the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Trust’s Semi-Annual Financial Statements and Other Information for the period ending December 31, 2026, which will be included as part of the Funds’ Form N-CSR.

Sub-Advisers

Mellon Investments Corporation (“MIC”): MIC is responsible for the day-to-day management of each Fund, except for the U.S. Corporate Bond Fund, U.S. High Yield Corporate Bond Fund, and U.S. Short-Term Corporate Bond Fund (collectively, the “Fixed Income Funds”), Global Alpha Fund, Efficient Long/Short U.S. Equity Fund and Efficient Long/Short U.S. SmallCap Equity Fund. MIC, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 500 Ross Street, Pittsburgh, Pennsylvania 15258. As of September 30, 2026, MIC had assets under management totaling approximately $1.04 trillion. MIC is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. MIC chooses each Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays MIC for providing sub-advisory services to each of the Funds sub-advised by MIC.

Voya Investment Management Co. LLC (“Voya IM”): Voya IM is responsible for the day-to-day management of the Fixed Income Funds. Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 200 Park Avenue, New York, New York 10166. As of June 30, 2026, Voya IM had assets under management totaling approximately $377.2 billion. Voya IM assets are calculated on a Market value basis. Voya IM is a majority-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Fixed Income Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fixed Income Funds.

Newton Investment Management North America, LLC (“NIMNA”): NIMNA is responsible for the day-to-day management of the Global Alpha Fund, Efficient Long/Short U.S. Equity Fund and Efficient Long/Short U.S. SmallCap Equity Fund. NIMNA, a registered investment adviser, is an indirect subsidiary of BNY Mellon, a banking and financial services company. Its offices are located at 201 Washington Street, Boston, Massachusetts 02108. As of September 30, 2026, NIMNA’s assets under management totaled approximately $83.7 billion. NIMNA is part of a group of affiliated companies that provide investment advisory services under the brand name “Newton Investment Management.” Investment advisory services are provided in the United States by NIMNA and in the United Kingdom by Newton Investment Management Ltd. WisdomTree Asset Management pays NIMNA for providing sub-advisory services to the Fund.

All Funds, except the Efficient Long/Short U.S. Equity Fund, International Adaptive Moving Average Fund, U.S. Adaptive Moving Average Fund, Efficient U.S. Plus International Equity Fund, Physical AI, Humanoids, and Drones Fund, Space Economy Fund, Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund. The basis for the Board's approval of the sub-investment advisory agreement for each Fund is available in the Trust's Semi-Annual Financial Statements and Other Information for the period ended December 31, 2025, which is included as part of the Funds' Form N-CSR.

182 WisdomTree Trust Prospectus

Efficient Long/Short U.S. Equity Fund, International Adaptive Moving Average Fund, U.S. Adaptive Moving Average Fund, Efficient U.S. Plus International Equity Fund, and Physical AI, Humanoids, and Drones Fund. The basis for the Board’s approval of the sub-investment advisory agreement for each Fund is available in the Trust’s Annual Financial Statements and Other Information for the year ended June 30, 2026, which is included as part of the Funds' Form N-CSR.

Space Economy Fund, Global Alpha Fund, and Efficient Long/Short U.S. SmallCap Equity Fund. The basis for the Board’s approval of the sub-investment advisory agreement for each Fund will be available in the Trust’s Semi-Annual Financial Statements and Other Information for the period ended December 31, 2026, which will be included as part of the Funds' Form N-CSR.

WisdomTree Asset Management may hire one or more sub-advisers to perform the day-to-day portfolio management activities for the Funds, subject to its oversight. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits, among other things, WisdomTree Asset Management, with the approval of the independent trustees of the Trust, to hire unaffiliated investment sub-advisers for each Fund, except the Emerging Markets Efficient Core Fund, International Efficient Core Fund, and BioRevolution Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust, however, would notify shareholders in the event a new sub-adviser is hired or an existing sub-adviser is terminated and/or replaced. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee any sub-adviser and recommend its hiring, termination, and replacement.

Portfolio Managers

MIC

Each MIC Fund is managed by MIC’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer, has been with MIC since 1995. Ms. Walker-Smith oversees both the Equity Index and Fixed Income Index Portfolio Management Teams. Previously, she served as a Senior Director, Head of Equity Index Portfolio Management and equity trader for MIC. Prior to joining the firm, Ms. Walker-Smith was a trader for Banc One Investment Advisors Corporation and a brokerage services manager for Mid Atlantic Capital Corporation. She has been in the investment industry since 1990. Ms. Walker-Smith earned an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College.

David France, CFA, a Senior Vice President, has been with MIC since 2009. Mr. France is a senior portfolio manager and team manager in the equity index portfolio management group. He manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, he was an investment advisor with PNC Wealth Management. Previously, he worked as an investment analyst with Greycourt, an independent advisory firm serving wealthy families and foundations, and before that he held various fixed income and equity support positions at T. Rowe Price. He has been in the investment industry since 1995. Mr. France earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Todd Frysinger, CFA, a Senior Vice President, has been with MIC since 2007. Mr. Frysinger is a senior portfolio manager and team manager in the equity index portfolio management group. He manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, Mr. Frysinger served as assistant portfolio manager for Mellon Financial Corporation’s Corporate Treasury group, managing fixed income investment portfolios. He has been in the investment industry since 1996. Mr. Frysinger earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

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Vlasta Sheremeta, CFA, a Senior Vice President, has been with MIC since 2011. Ms. Sheremeta is a senior portfolio manager and team manager in the equity index portfolio management group. She manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, she provided trade execution support to the FX trading desk at BNY Mellon. She has been in the investment industry since 2010. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA® designation and is a member of the CFA Institute and the CFA Society of Pittsburgh.

Voya IM

U.S. Corporate Bond Fund and U.S. Short-Term Corporate Bond Fund

Each Fund is managed by Voya IM’s Investment Grade Credit Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are described below.

Travis King is Head of the U.S. Investment Grade Corporates at Voya IM. Prior to joining the firm, he was a senior fixed income analyst with Reams Asset Management. Mr. King received a BBA from James Madison University and an MBA from Memorial University. He holds the Chartered Financial Analyst® designation.

Lenny Zhang is a Portfolio Manager at Voya IM, responsible for managing various investment grade credit mandates. Previously at Voya IM, he was a portfolio analyst supporting the investment grade credit team. He earned a BBA with a concentration in finance/international studies from Emory University’s Goizueta Business School. Mr. Zhang is a CFA® Charterholder.

U.S. High Yield Corporate Bond Fund

The Fund is managed by Voya IM’s Leveraged Credit team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Scott Frost, CFA, is a Senior Vice President and high yield Portfolio Manager at Voya IM. Prior to joining Voya, he was a sell-side high yield analyst at PNC Capital Markets. Mr. Frost earned an MSIA from Carnegie Mellon University and a BS with honors in business administration from Bowling Green State University. He is a CFA® Charterholder.

David Oberto is a Lead Portfolio Manager, Income and Growth at Voya IM. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a portfolio manager and director with portfolio management, research and trading responsibilities for the income and growth strategies team. Mr. Oberto served as portfolio manager for the U.S. High Yield Bond strategy and was also responsible for managing multiple closed-end and open-end mutual funds. Prior to that, he was a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer at Bain Capital. Mr. Oberto earned a BSBA with a concentration in finance and a minor in economics from Fordham University and an MS in finance from the D’Amore-McKim School of Business at Northeastern University.

NIMNA

Global Alpha Fund, Efficient Long/Short U.S. Equity Fund and Efficient Long/Short U.S. SmallCap Equity Fund

The Funds are managed by NIMNA’s Multi-Asset Solutions Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, are identified below.

James Stavena is the Head of Portfolio Management, Multi-Asset Solutions team at NIMNA since September 2021. Prior thereto, Mr. Stavena was a portfolio manager and senior portfolio manager at MIC and Mellon Capital (both BNY Mellon group companies). Mr. Stavena joined the BNY Mellon group of companies in 1998. Earlier in his career, Mr. Stavena was a currency options trader with both Credit Suisse First Boston and HSBC in New York and London, respectively. He received his M.B.A. from Rice University and has over 30 years of investment experience.

Torrey Zaches is a Portfolio Manager, Multi-Asset Solutions team at NIMNA since September 2021. Prior thereto, Mr. Zaches was a portfolio manager and senior portfolio manager at MIC and Mellon Capital (both BNY Mellon group companies). Prior to joining BNY Mellon in 1998, Mr. Zaches worked at Mercer Global Advisors providing global asset allocation investment solutions to small businesses and high net worth clients. He earned an M.B.A. from the University of Southern California and a BA in economics from the University of California at Santa Barbara. He holds the CFA® designation and is a member of the CFA Institute.

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Louis Mangini is a Portfolio Manager, Multi-Asset Solutions team at NIMNA since September 2021. In his current role, Mr. Mangini is responsible for global multi-asset strategies. Before joining Newton, Mr. Mangini was a portfolio manager, portfolio analyst and global settlements specialist at Mellon Investments Corporation and Mellon Capital (both BNY group companies). Prior to joining NIMNA, Mr. Mangini served as a portfolio manager at Zola Capital Management. Previously, he spent several years at Mellon Capital, a legacy firm, on the cash management team responsible for executing international equity and currency orders. He was also a senior global fixed-income risk analyst at Franklin Templeton. Mr. Mangini has a BS in Business from Excelsior College. He received his CFA® designation in 2012 and is a member of the CFA Institute. Mr. Mangini also holds the FRM designation.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds.

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Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Funds in secondary market transactions through broker-dealers at market prices, which may be greater than (premium) or less than (discount) the NAV of the Funds’ shares. Shares of the Funds trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Shares of the Funds trade under the trading symbols listed on the cover of this Prospectus. Recent information regarding a Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Fund’s website at www.wisdomtree.com/us.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

Determination of Net Asset Value

The NAV of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m., Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Each Fund’s net assets are comprised of its portfolio securities and other investments and assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of a Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV.

In calculating its NAV, a Fund generally values: (i) equity securities (including common stocks and preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; (iii) fixed income securities at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers; (iv) foreign equity securities at the last sale price or official closing price on the exchange or system on which they are principally traded or, as determined necessary, at fair value (i.e., a good faith approximation of the value of a security determined based on limited inputs and the consideration of a number of subjective factors) under the circumstances described below; (v) money market funds at their NAV per share; and (vi) derivatives investments at fair value using a variety of information (e.g., futures contracts are generally fair valued based on settlement price). In addition, a Fund may invest in affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the affiliated ETF has not traded on its principal exchange.

The values of foreign securities generally are determined at the close of such foreign markets or the NAV Calculation Time, if earlier. Investments quoted in foreign currencies are valued in U.S. dollars at the prevailing currency exchange rates. If a Fund holds securities primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the Fund’s NAV will reflect the foreign market changes at the next NAV Calculation Time. Similarly, if a Fund holds securities primarily listed on foreign exchanges that are closed while U.S. markets are open, the Fund’s NAV will reflect the fair value of those securities as determined by the Valuation Designee (as defined below).

Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued on the measurement date using an interpolated foreign exchange rate between the closest preceding and subsequent settlement period, using spot and forward rates provided by an independent pricing service provider. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

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Pursuant to Board-approved valuation procedures established by the Trust and the Adviser, the Board has appointed the Adviser as each Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of each Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Fair value pricing is used by the Valuation Designee when reliable market quotations are not readily available or are not deemed to reflect current market values and when the instrument to be priced is not a security. Fund holdings that may be valued using “fair value” pricing may include, but are not limited to, foreign securities due to the time difference between the close of the relevant foreign exchanges and the NAV Calculation Time, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation).

When fair value pricing is employed by the Valuation Designee, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

All Funds, except the Fixed Income Funds, Efficient Long/Short U.S. Equity Fund, Efficient Long/Short U.S. SmallCap Equity Fund, Global Alpha Fund, BioRevolution Fund, Cloud Computing Fund, Cybersecurity Fund, Artificial Intelligence and Innovation Fund, Quantum Computing Fund, Space Economy Fund, and Physical AI, Humanoids, and Drones Fund intend to pay dividends, if any, on a quarterly basis but in any event no less frequently than annually. The Fixed Income Funds intend to pay dividends, if any, on a monthly basis but in any event no less frequently than annually. The Efficient Long/Short U.S. Equity Fund, Efficient Long/Short U.S. SmallCap Equity Fund, Global Alpha Fund, BioRevolution Fund, Cloud Computing Fund, Cybersecurity Fund, Artificial Intelligence and Innovation Fund, Quantum Computing Fund, Space Economy Fund and Physical AI, Humanoids, and Drones Fund intend to pay dividends, if any, on an annual basis. Nonetheless, a Fund may not make a dividend payment every month, quarter, or year, as applicable.

Each Fund intends to distribute its net realized capital gains, if any, to investors annually. On occasion, a Fund may be required or determine to make one or more supplemental distributions of its net realized capital gains during the year. Distributions in cash may be reinvested automatically (net of any applicable withholding tax) in additional whole shares of a Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gains distributions to you.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Frequent Purchases and Redemptions of Fund Shares

The Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Only Authorized Participants are authorized to purchase and redeem shares directly from the Funds, and their purchase and redemption transactions are essential to the operation of the Funds. In addition to helping to ensure there is an adequate supply of Fund shares to meet secondary market trading demand, Authorized Participants’ purchase and redemption transactions also generally help to keep the trading prices of the Fund shares in line with their NAV per share. The Funds may engage in in-kind transactions with Authorized Participants. In-kind purchase and redemption transactions generally do not give rise to the adverse consequences commonly associated with frequent purchases and redemptions of fund shares because they do not require a fund to sell portfolio holdings to raise cash to meet redemptions, which may increase portfolio transaction costs and potentially result in adverse tax consequences, such as the realization of capital gains, or to hold a significant amount of cash to meet redemptions or while awaiting investment opportunities to invest share purchase proceeds, which can lead to increased tracking error or reduced returns. Accordingly, it is the policy of each Fund to accommodate frequent purchases and redemptions of Fund shares by Authorized Participants. To mitigate any adverse consequences of frequent purchases and redemptions, particularly for those Funds that transact with Authorized Participants on a cash-basis, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the costs incurred by the Funds in executing such trades. In addition, each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading as well as to reject any purchase order at any time.

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other registered investment companies, including shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund. However, a Fund may not be permitted to accept such an investment by another investment company if the Fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A). Any investment company interested in purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment.

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Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

Each Fund has elected or intends to elect to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions;

■	You sell Fund shares; and

■	You purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gains will generally be taxable as ordinary income. Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The investment strategies of certain Funds may limit their ability to distribute dividends eligible for the reduced rates applicable to qualified dividend income.

In the case of corporate shareholders, Fund distributions (other than Capital Gain Dividends) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent a Fund lends its securities and receives substitute dividend payments, such payments are not expected to generate qualified dividend income when distributed to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction, which is generally available to corporate shareholders under the Code provided such dividends are also appropriately reported as eligible for the dividends received deduction by a Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The trading strategies of certain Funds, particularly the Dynamic International Equity Fund, Dynamic International SmallCap Equity Fund, International Adaptive Moving Average Fund, Global Alpha Fund, True Emerging Markets Fund and Fixed Income Funds, may significantly limit their ability to distribute dividends eligible for the dividends received deduction for corporations.

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A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by a Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Funds and capital gains on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% tax on net investment income applicable to certain individuals, estates and trusts.

Certain positions undertaken by the Funds, including its variable hedging strategy and its use of derivatives may result in “straddles” for U.S. federal income tax purposes. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Distributions (other than Capital Gain Dividends) paid to shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies, but Capital Gain Dividends generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the United States for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a non-U.S. shareholder engaged in a trade or business within the United States.

You should note that if you purchase shares before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

The Funds (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Assuming you hold Fund shares as capital assets, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

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Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause such Funds to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Funds may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Foreign Investments by the Funds

Dividends, interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds may need to file special claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating U.S. federal income tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

More information about taxes related to each Fund and its investments is included in the SAI.

Distribution

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Premium/Discount and NAV Information

Information regarding a Fund’s NAV and how often shares of each Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com/us.

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Additional Notices

Listing Exchange

Shares of the Funds are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Index or the ability of any Index identified herein to track stock market performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of any Index or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the shares, or any other person or entity from the use of the Indexes or any data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Funds

WisdomTree and WisdomTree Asset Management (together, “WT”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in shares of the Funds particularly or, with respect to the Index Funds (except the Cloud Computing Fund), the ability of any Index to track general stock market performance. WisdomTree is the licensor of certain Indexes, trademarks, service marks, and trade names of the Funds. WisdomTree has no obligation to take the needs of the Index Funds or the owners of shares of the Index Funds into consideration in determining, composing, or calculating the WisdomTree Indexes. WisdomTree is not responsible for, and has not participated in, the calculation of the Indices, the determination of the timing, prices, or quantities of shares of the Funds to be issued, or the determination or calculation of the equation by which shares of the Funds are redeemable. Neither WT nor any of the Index Funds guarantee the accuracy, completeness, or performance of any Index or the data included therein or related thereto and neither shall have any liability in connection with any Index, including its calculation. Without limiting any of the foregoing, in no event shall WT have any liability for any special, punitive, indirect, or consequential damages (including but not limited to, lost profits), even if notified of the possibility of such damages. WisdomTree has contracted with an independent calculation agent to calculate each WisdomTree Index.

Nasdaq, Inc.

The Cloud Computing Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq together with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly, or the ability of the Index to track general stock market performance. The Corporations' only relationship to WisdomTree Asset Management is in the licensing of Nasdaq and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq without regard to WisdomTree Asset Management or the Fund. Nasdaq has no obligation to take the needs of WisdomTree Asset Management, the Fund, or the shareholders of the Fund into consideration in determining, composing or calculating the Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WISDOMTREE ASSET MANAGEMENT, THE FUND OR SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

192 WisdomTree Trust Prospectus

THE INFORMATION SET FORTH IN THE INDEX IS NOT INTENDED TO BE, AND SHALL NOT BE REGARDED OR CONSTRUED AS, A RECOMMENDATION FOR A TRANSACTION OR INVESTMENT OR FINANCIAL, TAX, INVESTMENT OR OTHER ADVICE OF ANY KIND BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS DOES NOT PROVIDE INVESTMENT ADVICE TO WISDOMTREE ASSET MANAGEMENT OR THE FUND, IS NOT AN INVESTMENT ADVISER TO THE FUND AND IS NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND. THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS MAKES NO WARRANTY OR REPRESENTATION REGARDING THE QUALITY, ACCURACY OR COMPLETENESS OF THE INDEX, INDEX VALUES OR ANY INDEX RELATED DATA INCLUDED HEREIN, PROVIDED HEREWITH OR DERIVED THEREFROM AND ASSUMES NO LIABILITY IN CONNECTION WITH ITS USE. BESSEMER VENTURE PARTNERS AND/OR POOLED INVESTMENT VEHICLES WHICH IT MANAGES, AND INDIVIDUALS AND ENTITIES AFFILIATED WITH SUCH VEHICLES, MAY PURCHASE, SELL OR HOLD SECURITIES OF ISSUERS THAT ARE CONSTITUENTS OF THE INDEX FROM TIME TO TIME AND AT ANY TIME, INCLUDING IN ADVANCE OF OR FOLLOWING AN ISSUER BEING ADDED TO OR REMOVED FROM THE INDEX.

AlphaBeta

The Global Alpha Fund, the Efficient Long/Short U.S. Equity Fund, and the Efficient Long/Short U.S. SmallCap Equity Fund are not sponsored, endorsed, sold, or promoted by AlphaBeta ETF Ltd or its affiliates (collectively, “AlphaBeta”). AlphaBeta has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. AlphaBeta makes no representation or warranty, express or implied to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the shares of the Funds particularly, or the ability of the models used by the Funds to predict a security’s risk and/or return. AlphaBeta is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which shares of the Funds are to be converted into cash. AlphaBeta has no liability in connection with the administration, marketing or trading of the Funds. The information produced by the models is not intended to be, and shall not be regarded or construed as, a recommendation for a transaction or investment or financial, tax, investment or other advice of any kind by AlphaBeta. AlphaBeta does not provide investment advice to WisdomTree Asset Management or the Funds, is not an investment adviser to the Funds and is not responsible for the performance of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund that has commenced operations as of the latest fiscal year end for the past five fiscal years or, if shorter, the period since a Fund’s inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Financial Statements and Other Information, which is available on the Funds’ website and as part of the Funds’ most recent Form N-CSR, which can be located on the SEC’s website.

WisdomTree Trust Prospectus 193

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic International Equity Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$39.45	$33.86	$31.16	$27.78	$30.50
Investment Operations:
Net investment income[1]	1.32	1.43	1.27	1.36	1.34
Net realized and unrealized gain (loss)	6.44	5.32	2.76	3.31	(2.54)
Total from investment operations	7.76	6.75	4.03	4.67	(1.20)
Dividends to shareholders:
Net investment income	(1.18)	(1.16)	(1.33)	(1.29)	(1.52)
Net asset value, end of year	$46.03	$39.45	$33.86	$31.16	$27.78
TOTAL RETURN[2]	19.82%	20.21%	13.13%	17.18%	(4.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,445,310	$662,677	$282,691	$241,457	$168,070
Ratio to average net assets of:
Expenses, net of expense waivers[3,6]	0.41%	0.44%	0.41%	0.41%	0.41%
Expenses, prior to expense waivers[3,6]	0.41%	0.44%	0.41%	0.41%	0.41%
Net investment income	3.01%	3.95%	3.93%	4.56%	4.41%
Portfolio turnover rate[5]	30%	25%	28%	29%	35%

WisdomTree Dynamic International SmallCap Equity Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$39.54	$33.85	$31.10	$29.80	$34.45
Investment Operations:
Net investment income[1]	1.52	1.53	1.37	1.55	1.37
Net realized and unrealized gain (loss)	4.69	5.70	2.72	1.40	(4.65)
Total from investment operations	6.21	7.23	4.09	2.95	(3.28)
Dividends and distributions to shareholders:
Net investment income	(1.63)	(1.54)	(1.34)	(1.31)	(1.37)
Capital gains	—	—	—	(0.34)	—
Total dividends and distributions to shareholders	(1.63)	(1.54)	(1.34)	(1.65)	(1.37)
Net asset value, end of year	$44.12	$39.54	$33.85	$31.10	$29.80
TOTAL RETURN[2]	15.85%	21.78%	13.34%	10.27%	(9.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$425,717	$425,103	$287,693	$177,298	$58,118
Ratio to average net assets of:
Expenses, net of expense waivers[3,4]	0.50%	0.49%	0.49%	0.49%	0.49%
Expenses, prior to expense waivers[3,4]	0.50%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.52%	4.30%	4.23%	5.05%	4.06%
Portfolio turnover rate[5]	42%	43%	37%	48%	48%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Does not include expenses of the underlying investment companies, if applicable.
[4]	Included in the expense ratio are “Other fees.” Without these expenses, the expense ratio would have been 0.48%.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.
[6]	Included in the expense ratio are “Other fees.” Without these expenses, the expense ratio would have been 0.40%.

194 WisdomTree Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree True Emerging Markets Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period September 22, 2022* through June 30, 2023
Net asset value, beginning of period	$34.16	$32.07	$27.34	$24.73
Investment Operations:
Net investment income[1]	0.76	0.54	0.48	0.34
Net realized and unrealized gain	0.39	2.08	4.72	2.51
Total from investment operations	1.15	2.62	5.20	2.85
Dividends and distributions to shareholders:
Net investment income	(0.65)	(0.53)	(0.47)	(0.24)
Capital gains	(3.21)	—	—	—
Total dividends and distributions to shareholders	(3.86)	(0.53)	(0.47)	(0.24)
Net asset value, end of period	$31.45	$34.16	$32.07	$27.34
TOTAL RETURN[2]	3.40%	8.27%	19.25%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$78,619	$88,805	$54,522	$16,405
Ratio to average net assets of:
Expenses, net of expense waivers[3]	0.32%	0.32%	0.32%	0.32%[4]
Expenses, prior to expense waivers[3]	0.32%	0.32%	0.32%	0.32%[4]
Net investment income	2.29%	1.70%	1.65%	1.70%[4]
Portfolio turnover rate[5]	99%	11%	25%	85%

WisdomTree U.S. Corporate Bond Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$44.70	$43.87	$43.77	$45.21	$54.48
Investment Operations:
Net investment income[1]	2.17	2.15	1.96	1.63	1.25
Net realized and unrealized gain (loss)	(0.33)	0.86	0.03	(0.91)	(9.18)
Total from investment operations	1.84	3.01	1.99	0.72	(7.93)
Dividends and distributions to shareholders:
Net investment income	(2.17)	(2.18)	(1.89)	(2.16)	(1.24)
Capital gains	—	—	—	—	(0.10)
Total dividends and distributions to shareholders	(2.17)	(2.18)	(1.89)	(2.16)	(1.34)
Net asset value, end of year	$44.37	$44.70	$43.87	$43.77	$45.21
TOTAL RETURN[2]	4.18%	7.00%	4.69%	1.69%	(14.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$17,746	$17,881	$17,549	$8,755	$40,685
Ratio to average net assets of:
Expenses[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income	4.83%	4.84%	4.52%	3.63%	2.42%
Portfolio turnover rate[5]	16%	16%	25%	41%	52%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Does not include expenses of the underlying investment companies, if applicable.
[4]	Annualized.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Trust Prospectus 195

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. High Yield Corporate Bond Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$46.11	$44.72	$44.08	$43.92	$52.79
Investment Operations:
Net investment income[1]	2.88	2.90	2.87	2.60	2.20
Net realized and unrealized gain (loss)	(0.34)	1.42	0.64	0.16	(8.92)
Total from investment operations	2.54	4.32	3.51	2.76	(6.72)
Dividends to shareholders:
Net investment income	(2.86)	(2.93)	(2.87)	(2.60)	(2.15)
Net asset value, end of year	$45.79	$46.11	$44.72	$44.08	$43.92
TOTAL RETURN[2]	5.65%	9.95%	8.22%	6.42%[3]	(13.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$238,091	$198,292	$223,579	$207,193	$171,295
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses, prior to expense waivers[4]	0.38%	0.38%	0.38%	0.38%	0.38%
Net investment income	6.24%	6.36%	6.46%	5.85%	4.36%
Portfolio turnover rate[5]	88%	66%	23%	22%	24%

WisdomTree U.S. Short-Term Corporate Bond Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$48.77	$47.63	$46.83	$47.51	$51.48
Investment Operations:
Net investment income[1]	2.17	2.16	1.88	1.39	0.68
Net realized and unrealized gain (loss)	(0.45)	1.14	0.75	(0.65)	(3.82)
Net increase from payment by sub-adviser	—	—	—	0.00 [6]	—
Total from investment operations	1.72	3.30	2.63	0.74	(3.14)
Dividends and distributions to shareholders:
Net investment income	(2.16)	(2.16)	(1.83)	(1.42)	(0.62)
Capital gains	—	—	—	—	(0.21)
Total dividends and distributions to shareholders	(2.16)	(2.16)	(1.83)	(1.42)	(0.83)
Net asset value, end of year	$48.33	$48.77	$47.63	$46.83	$47.51
TOTAL RETURN[2]	3.58%	7.07%	5.72%	1.59%[3]	(6.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$53,168	$48,768	$47,629	$37,463	$42,757
Ratio to average net assets of:
Expenses[4]	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income	4.44%	4.47%	3.97%	2.95%	1.36%
Portfolio turnover rate[5]	37%	46%	43%	42%	55%

[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Includes a reimbursement from the sub-adviser for an operational error. Excluding this reimbursement, total return would have been unchanged.
[4]	Does not include expenses of the underlying investment companies, if applicable.
[5]	Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.
[6]	Amount represents less than $ 0.005.

196 WisdomTree Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Efficient Core Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$32.99	$29.63	$27.61	$28.63	$41.51
Investment Operations:
Net investment income[1]	0.76	0.79	0.59	0.78	0.82
Net realized and unrealized gain (loss)	15.09	3.66	2.04	(0.97)	(12.71)
Net increase from payment by sub-adviser	—	—	—	0.00 [2]	—
Total from investment operations	15.85	4.45	2.63	(0.19)	(11.89)
Dividends and distributions to shareholders:
Net investment income	(1.23)	(1.09)	(0.61)	(0.83)	(0.73)
Capital gains	—	—	—	—	(0.26)
Total dividends and distributions to shareholders	(1.23)	(1.09)	(0.61)	(0.83)	(0.99)
Net asset value, end of year	$47.61	$32.99	$29.63	$27.61	$28.63
TOTAL RETURN[3]	48.98%	15.32%	9.75%	(0.41)%[4]	(29.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$57,137	$31,342	$26,663	$52,464	$34,352
Ratio to average net assets of:
Expenses, net of expense waivers[5]	0.32%	0.32%	0.32%	0.32%	0.32%
Expenses, prior to expense waivers[5]	0.32%	0.32%	0.32%	0.32%	0.32%
Net investment income	1.90%	2.60%	2.16%	2.87%	2.52%
Portfolio turnover rate[6]	6%	5%	5%	12%	102%

WisdomTree International Efficient Core Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$40.80	$36.36	$34.24	$30.93	$39.98
Investment Operations:
Net investment income[1]	1.14	1.03	0.94	0.92	1.19
Net realized and unrealized gain (loss)	6.40	4.50	2.08	3.15	(9.26)
Total from investment operations	7.54	5.53	3.02	4.07	(8.07)
Dividends and distributions to shareholders:
Net investment income	(1.65)	(1.09)	(0.90)	(0.76)	(0.96)
Capital gains	—	—	—	—	(0.02)
Total dividends and distributions to shareholders	(1.65)	(1.09)	(0.90)	(0.76)	(0.98)
Net asset value, end of year	$46.69	$40.80	$36.36	$34.24	$30.93
TOTAL RETURN[3]	18.74%	15.41%	8.90%	13.35%	(20.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$485,555	$405,972	$329,019	$253,357	$75,767
Ratio to average net assets of:
Expenses[5]	0.26%	0.26%	0.26%	0.26%	0.26%
Net investment income	2.57%	2.74%	2.70%	2.82%	3.30%
Portfolio turnover rate[6]	3%	3%	1%	5%	13%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[4]	Includes a reimbursement from the sub-adviser for an operational error. Excluding this reimbursement, total return would have been unchanged.
[5]	Does not include expenses of the underlying investment companies, if applicable.
[6]	Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Trust Prospectus 197

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Efficient Core Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$50.02	$43.88	$37.09	$33.36	$40.57
Investment Operations:
Net investment income[1]	0.63	0.58	0.50	0.45	0.42
Net realized and unrealized gain (loss)	9.02	6.15	6.79	3.73	(7.23)
Total from investment operations	9.65	6.73	7.29	4.18	(6.81)
Dividends to shareholders:
Net investment income	(0.64)	(0.59)	(0.50)	(0.45)	(0.40)
Net asset value, end of year	$59.03	$50.02	$43.88	$37.09	$33.36
TOTAL RETURN[2]	19.41%	15.41%	19.78%	12.68%	(16.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,363,685	$1,205,557	$1,083,908	$852,996	$695,605
Ratio to average net assets of:
Expenses[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.16%	1.25%	1.28%	1.32%	1.05%
Portfolio turnover rate[4]	3%	15%	5%	7%	7%

WisdomTree Artificial Intelligence and Innovation Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Period December 9, 2021* through June 30, 2022
Net asset value, beginning of period	$24.52	$20.90	$19.02	$15.04	$25.22
Investment Operations:
Net investment income (loss)[1]	(0.01)	0.04	0.03	0.07	0.03
Net realized and unrealized gain (loss)	23.17	3.62	1.90	3.94	(10.21)
Total from investment operations	23.16	3.66	1.93	4.01	(10.18)
Dividends and distributions to shareholders:
Net investment income	(0.53)	(0.04)	(0.03)	(0.03)	—
Capital gains	—	—	(0.02)	—	—
Total dividends and distributions to shareholders	(0.53)	(0.04)	(0.05)	(0.03)	—
Net asset value, end of period	$47.15	$24.52	$20.90	$19.02	$15.04
TOTAL RETURN[2]	95.73%	17.54%	10.15%	26.74%	(40.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$664,774	$210,876	$292,559	$122,673	$752
Ratio to average net assets of:
Expenses, net of expense waivers[3]	0.45%	0.45%	0.45%	0.45%	0.45%[5]
Expenses, prior to expense waivers[3]	0.45%	0.45%	0.45%	0.45%	0.45%[5]
Net investment income (loss)	(0.05)%	0.17%	0.15%	0.42%	0.26%[5]
Portfolio turnover rate[4]	85%	32%	55%	26%	11%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Does not include expenses of the underlying investment companies, if applicable.
[4]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.
[5]	Annualized.

198 WisdomTree Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree BioRevolution Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$13.46	$15.77	$17.40	$17.36	$26.65
Investment Operations:
Net investment income[1]	0.06	0.08	0.11	0.11	0.08
Net realized and unrealized gain (loss)	7.84	(2.28)	(1.60)	0.00 [2]	(9.34)
Total from investment operations	7.90	(2.20)	(1.49)	0.11	(9.26)
Dividends to shareholders:
Net investment income	(0.77)	(0.11)	(0.14)	(0.07)	(0.03)
Net asset value, end of year	$20.59	$13.46	$15.77	$17.40	$17.36
TOTAL RETURN[3]	59.81%	(14.02)%	(8.64)%	0.61%	(34.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$2,677	$2,019	$2,366	$2,783	$4,688
Ratio to average net assets of:
Expenses[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	0.35%	0.52%	0.67%	0.60%	0.36%
Portfolio turnover rate[5]	44%	32%	15%	34%	17%

WisdomTree Cloud Computing Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$36.15	$31.61	$31.73	$28.03	$55.89
Investment Operations:
Net investment loss[1]	(0.13)	(0.15)	(0.12)	(0.11)	(0.21)
Net realized and unrealized gain (loss)	(3.97)	4.69	0.00 [2]	3.81	(27.65)
Total from investment operations	(4.10)	4.54	(0.12)[6]	3.70	(27.86)
Net asset value, end of year	$32.05	$36.15	$31.61	$31.73	$28.03
TOTAL RETURN[3]	(11.34)%	14.36%	(0.38)%	13.20%	(49.85)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$238,808	$377,783	$490,683	$688,573	$630,651
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, prior to expense waivers[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment loss	(0.41)%	(0.42)%	(0.37)%	(0.38)%	(0.44)%
Portfolio turnover rate[5]	43%	39%	32%	41%	50%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[4]	Does not include expenses of the underlying investment companies, if applicable.
[5]	Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.
[6]	The total from investment operations per share does not correspond with the amount reported within the Statements of Changes in Net Assets due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

WisdomTree Trust Prospectus 199

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Cybersecurity Fund	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value, beginning of year	$31.86	$25.10	$19.35	$17.81	$24.43
Investment Operations:
Net investment income (loss)[1]	0.09	(0.10)	(0.03)	(0.05)	0.12
Net realized and unrealized gain (loss)	4.31	6.87	5.78	1.59	(6.63)
Total from investment operations	4.40	6.77	5.75	1.54	(6.51)
Dividends to shareholders:
Net investment income	—	(0.01)	—	(0.00)[2]	(0.11)
Net asset value, end of year	$36.26	$31.86	$25.10	$19.35	$17.81
TOTAL RETURN[3]	13.81%	26.96%	29.72%	8.68%	(26.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$102,970	$135,065	$93,358	$31,930	$32,762
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, prior to expense waivers[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	0.30%	(0.34)%	(0.11)%	(0.26)%	0.49%
Portfolio turnover rate[5]	33%	35%	34%	45%	56%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[4]	Does not include expenses of the underlying investment companies, if applicable.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

200 WisdomTree Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Adaptive Moving Average Fund	For the Period March 12, 2026* through June 30, 2026
Net asset value, beginning of period	$24.98
Investment Operations:
Net investment income[1]	0.14
Net realized and unrealized gain	1.16
Total from investment operations	1.30
Dividends to shareholders:
Net investment income	(0.11)
Net asset value, end of period	$26.17
TOTAL RETURN[2]	5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$187,364
Ratio to average net assets of:
Expenses[3]	0.32%[4]
Net investment income	1.77%[4]
Portfolio turnover rate[5]	97%

WisdomTree Efficient Long/Short U.S. Equity Fund	For the Period January 22, 2026* through June 30, 2026
Net asset value, beginning of period	$50.99
Investment Operations:
Net investment income[1]	0.63
Net realized and unrealized gain	8.07
Total from investment operations	8.70
Net asset value, end of period	$59.69
TOTAL RETURN[2]	17.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,938
Ratio to average net assets of:
Expenses[3]	0.88%[4]
Net investment income	2.71%[4]
Portfolio turnover rate[5]	0%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Does not include expenses of the underlying investment companies, if applicable.
[4]	Annualized.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Trust Prospectus 201

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Efficient U.S. Plus International Equity Fund	For the Period March 19, 2026* through June 30, 2026
Net asset value, beginning of period	$39.11
Investment Operations:
Net investment income[1]	0.12
Net realized and unrealized gain	6.86
Total from investment operations	6.98
Dividends to shareholders:
Net investment income	(0.07)
Net asset value, end of period	$46.02
TOTAL RETURN[2]	17.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,663
Ratio to average net assets of:
Expenses[3]	0.35%[4]
Net investment income	0.99%[4]
Portfolio turnover rate[5]	5%

WisdomTree International Adaptive Moving Average Fund	For the Period March 12, 2026* through June 30, 2026
Net asset value, beginning of period	$39.65
Investment Operations:
Net investment income[1]	0.54
Net realized and unrealized gain	2.08
Total from investment operations	2.62
Dividends to shareholders:
Net investment income	(0.42)
Net asset value, end of period	$41.85
TOTAL RETURN[2]	6.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,003
Ratio to average net assets of:
Expenses[3]	0.42%[4]
Net investment income	4.33%[4]
Portfolio turnover rate[5]	6%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Does not include expenses of the underlying investment companies, if applicable.
[4]	Annualized.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

202 WisdomTree Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Physical AI, Humanoids, and Drones Fund	For the Period May 14, 2026* through June 30, 2026
Net asset value, beginning of period	$30.19
Investment Operations:
Net investment income[1]	0.02
Net realized and unrealized loss	(0.60)
Total from investment operations	(0.58)
Net asset value, end of period	$29.61
TOTAL RETURN[2]	(1.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,769
Ratio to average net assets of:
Expenses[3]	0.45%[4]
Net investment income	0.50%[4]
Portfolio turnover rate[5]	4%

WisdomTree Quantum Computing Fund	For the Period October 9, 2025* through June 30, 2026
Net asset value, beginning of period	$29.79
Investment Operations:
Net investment income[1]	0.08
Net realized and unrealized gain	7.90
Total from investment operations	7.98
Net asset value, end of period	$37.77
TOTAL RETURN[2]	26.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$328,559
Ratio to average net assets of:
Expenses, net of expense waivers[3]	0.45%[4]
Expenses, prior to expense waivers[3]	0.45%[4]
Net investment income	0.32%[4]
Portfolio turnover rate[5]	48%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, if any, the total return would have been lower if certain expenses had not been waived.
[3]	Does not include expenses of the underlying investment companies, if applicable.
[4]	Annualized.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Trust Prospectus 203

WisdomTree Trust
250 West 34th Street, 3rd Floor
New York, NY 10119

The Funds’ current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual reports to shareholders and the Funds’ Financial Statements and Other Information, each of which is included as part of the Funds’ Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. In the Funds’ Financial Statements and Other Information, you will find the Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Funds, or to request the SAI, annual or semi-annual shareholder reports, or financial statements, as applicable, free of charge, please:

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 5:30 p.m. (Eastern time)	Write:	WisdomTree Trust c/o Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Visit:	www.wisdomtree.com/us

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

© 2026 WisdomTree Trust

WisdomTree Funds are distributed in the U.S. by
Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

WisdomTree®is a registered mark of WisdomTree, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864
WIS-PR-0630-1126

WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated November 1, 2026

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following separate investment portfolios (each, a “Fund” and, collectively, the “Funds”) of WisdomTree Trust (the “Trust”), as such Prospectus may be revised from time to time:

WISDOMTREE INTERNATIONAL EQUITY ETFs*

Dynamic International Equity Fund (DDWM)

Dynamic International SmallCap Equity Fund (DDLS)

International Adaptive Moving Average Fund (WIMA)

Global Alpha Fund (WTAL)

WISDOMTREE U.S. EQUITY ETF*

U.S. Adaptive Moving Average Fund (WAMA)

WISDOMTREE FIXED INCOME ETFs*

U.S. Corporate Bond Fund (QIG)

U.S. High Yield Corporate Bond Fund (QHY)

U.S. Short-Term Corporate Bond Fund (QSIG)

WISDOMTREE CAPITAL EFFICIENT ETFs*

U.S. Efficient Core Fund (NTSX)

Emerging Markets Efficient Core Fund (NTSE)

International Efficient Core Fund (NTSI)

Efficient Long/Short U.S. Equity Fund (WTLS)

Efficient U.S. Plus International Equity Fund (NTSD)

Efficient Long/Short U.S. SmallCap Equity Fund (WSLS)

WISDOMTREE MEGATREND ETFs*

BioRevolution Fund (WDNA)

Cloud Computing Fund (WCLD)

Cybersecurity Fund (WCBR)

Artificial Intelligence and Innovation Fund (WTAI)

Quantum Computing Fund (WQTM)

Space Economy Fund (WSPC)

Physical AI, Humanoids, and Drones Fund (WDRN)

WISDOMTREE EMERGING MARKETS EQUITY ETF*

True Emerging Markets Fund (XC)

The current Prospectus for each Fund is dated November 1, 2026. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ (except Space Economy Fund, Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund) audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Funds’ most recent Form N-CSR (File No. 811-21864). You may obtain a copy of each Fund’s Prospectus, annual report and semi-annual reports to shareholders and the Funds’ Financial Statements and Other Information at no charge by calling 1-866-909-9473, visiting www.wisdomtree.com/us, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

*	Principal U.S. Listing Exchanges: Cboe BZX Exchange, Inc. (“Cboe”) (DDWM, DDLS, QIG, QHY, QSIG, WTLS, WDNA, WTAI, WQTM, WDRN); NYSE Arca, Inc. (“NYSE Arca”) (NTSX, NTSE, NTSI, NTSD, and XC); The Nasdaq Stock Market LLC (“Nasdaq”) (WIMA, WAMA, WCLD, WCBR, and WSPC); and Texas Stock Exchange LLC (“TXSE”) (WTAL and WSLS).

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The U.S. Efficient Core Fund, the Emerging Markets Efficient Core Fund, the International Efficient Core Fund, the Efficient U.S. Plus International Equity Fund, the Efficient Long/Short U.S. Equity Fund, and the Efficient Long/Short U.S. SmallCap Equity Fund (collectively, the “Capital Efficient Funds”), the Global Alpha Fund, and the Space Economy Fund are actively-managed funds (each, an “Active Fund” and, collectively, the “Active Funds”). Each Fund described in this SAI, except for the Active Funds, is a passively-managed fund (each, an “Index Fund” and, collectively, the “Index Funds”) that seeks to track the price and yield performance, before fees and expenses, of a particular index (each, an “Index”). The Index used by each Index Fund, except the Cloud Computing Fund, was created using a proprietary methodology developed by WisdomTree, Inc. (“WisdomTree”) and is governed and maintained in accordance with each Index’s rules-based index methodology. The Cloud Computing Fund seeks to track the price and yield performance, before fees and expenses, of the BVP Nasdaq Emerging Cloud Index, which is a product of Nasdaq, Inc.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) is the investment adviser to each Fund. WisdomTree is the index provider for each Index (except the one used by the Cloud Computing Fund) and the parent company of WisdomTree Asset Management. Mellon Investments Corporation (“MIC”) is the investment sub-adviser to each Fund (the Funds managed by MIC collectively, the “MIC Managed Funds”), except for the U.S. Corporate Bond Fund, U.S. High Yield Corporate Bond Fund, and U.S. Short-Term Corporate Bond Fund (collectively, the “Fixed Income Funds”), and the Global Alpha Fund, Efficient Long/Short U.S. Equity Fund, and Efficient Long/Short U.S. SmallCap Equity Fund. Voya Investment Management Co. LLC (“Voya IM”) is the investment sub-adviser to the Fixed Income Funds. Newton Investment Management North America, LLC (“NIMNA”) is the investment sub-adviser to the Global Alpha Fund, Efficient Long/Short U.S. Equity Fund, and Efficient Long/Short U.S. SmallCap Equity Fund (“NIMNA Managed Funds”). MIC, Voya IM, and NIMNA (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) and the Adviser may be referred to herein collectively as the “Advisers.” Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of each Fund.

The Funds are exchange-traded funds (“ETFs”). Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) purchase or redeem Creation Unit Aggregations. Except when aggregated in Creation Unit Aggregations, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as Cboe, NYSE Arca, Nasdaq, or TXSE (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may be greater than (premium) or less than (discount) their NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust. WisdomTree has received a patent and has a patent application pending on the methodology and operation of its Indexes and the Funds.

GENERAL INFORMATION ABOUT STRATEGIES AND RISKS

All Funds

Each Fund’s investment objective, principal investment strategies, and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies, and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

1

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate (including significant decreases) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, economic sanctions or tariffs, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector, or asset class. In addition, a Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in a Fund could lose money over short or long periods of time. The price of the securities and other investments held by a Fund, and thus the value of a Fund’s portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors. For more information about these and other risks, please see “Specific Investment Strategies and Risks” below and each Fund’s Prospectus.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to U.S. federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification, and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act. Each Index Fund may become diversified for periods of time solely as a result of tracking its Index (e.g., changes in weightings of one or more constituent securities). Each Active Fund also may become diversified for limited periods.

A Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of a Fund, costs of purchasing or selling shares of a Fund, including the bid/ask spread, and liquidity of a Fund may be impacted by purchases and sales of such Fund by one or more model-driven investment portfolios.

The Trust’s Board of Trustees (the “Board”) may, in the future, authorize a Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

Additional Information Regarding Certain Funds

Active Funds

Each Active Fund is actively managed using proprietary investment strategies and processes. There can be no guarantees that these strategies and processes will produce the intended results. An Active Fund may not outperform other investment strategies over short- or long-term market cycles, and an investment in an Active Fund may decline in value.

International Equity Funds

An investment in the Dynamic International Equity Fund and the Dynamic International SmallCap Equity Fund (together, the “Dynamic International Equity Funds”) should be made with the understanding that these Funds attempt to minimize or “hedge” against changes in the value of the U.S. dollar against the applicable foreign currencies using quantitative signals to determine hedge ratios on the foreign currencies compared to the U.S. dollar. An investment in the International Adaptive Moving Average Fund should be made with the understanding that the Fund attempts to minimize or “hedge” exposure to the international equity market.

2

SPECIFIC INVESTMENT STRATEGIES AND RISKS

A description of certain investment strategies and types of investments used by some or all of the Funds (to the extent consistent with their principal investment strategies), and various related risks, is set forth below. A discussion of the principal strategies and risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

BANK DEPOSITS AND OBLIGATIONS. The Fixed Income Funds may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held in a Fund.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets. For each fund, except Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund, under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons, restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Unit Aggregations) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may also be forced to sell or otherwise dispose of foreign investments at inopportune times or prices due to sanctions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed on different countries could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures would likely cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, which in turn may increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation and, as a result, significantly impact a Fund’s liquidity and performance. A Fund may change its creation and/or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests, whether it is the U.S. or a foreign country, will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

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Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, Canada, Japan, the European Union (“EU”), the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the United Kingdom and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyber-attacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive, deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

COMMERCIAL PAPER. The Fixed Income Funds may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by the Fund generally will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, the Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser or the Sub-Adviser. Commercial paper issuers in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.

CORPORATE DEBT OBLIGATIONS. The Fixed Income Funds invest in corporate debt obligations. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

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Corporate debt may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt obligations, as well as the range of creditworthiness of its issuers, corporate debt obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Like most fixed income securities, corporate debt obligations carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

The Dynamic International Equity Funds use various strategies in an attempt to minimize changes in the value of the applicable currency or currencies, which may not be successful. In addition, a Dynamic International Equity Fund may not be fully hedged at all times in order to minimize transaction costs or for other reasons.

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CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Advisers, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks. A Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may be in the form of depositary receipts or other similar securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand. See “Non-U.S. Securities” below for information about the risks associated with depositary receipts.

A Fund will not generally invest in any unlisted depositary receipts or any depositary receipt that WisdomTree Asset Management or the relevant Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored; however, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The use of depositary receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. To the extent consistent with its principal investment strategies, a Fund may invest in derivative instruments. Each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, equities and equity securities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements, and credit-linked notes.

A Fund that utilizes derivatives is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation, and/or change the competitive landscape. Rule 18f-4 under the 1940 Act, which governs a fund’s use of derivatives, generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program, and comply with an outer limit on fund leverage risk based on value at risk, or “VaR”. Certain funds may be exempted from these requirements if they use derivatives only to a limited extent and in a limited manner and comply with certain other conditions set forth in the rule. The rule significantly changes the regulatory framework applicable to a fund’s use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety.

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Forwards, swaps, and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps, and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. A Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, a Fund, when using currency forwards, and particularly the Dynamic International Equity Funds and the Active Funds, may need to hold additional cash to meet regulatory requirements, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund. With regard to each Fund, WisdomTree Asset Management, on behalf of the Funds, has filed with the National Futures Association (“NFA”) a notice of eligibility claiming an exclusion from the definition of commodity pool operator (“CPO”) under revised CFTC Rule 4.5 under the Commodity Exchange Act (the “CEA”). Accordingly, the Funds and WisdomTree Asset Management, with respect to each Fund, are not subject to registration or regulation as a commodity pool or CPO. It is expected that a Fund will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting its ability to achieve its investment objective. If, however, these limitations were to make it difficult for a Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objectives and strategies.

Swap Agreements and Options on Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, equity and basket swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that a Fund acts as a CDS protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. In the event that a Fund acts as a CDS protection buyer and no credit event occurred during the term of the CDS, the Fund would recover nothing. Where a Fund is the protection buyer, CDS involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. A Fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the Fund). Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

Swaptions. The Funds may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when a Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

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Futures, Options, and Options on Futures Contracts. Each Fund may use futures contracts, options, and related options on futures contracts: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument, or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. A Fund is required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon closeout of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the futures contract fluctuates, a process known as “marking-to-market.” Each Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks Associated with Commodity Futures Contracts. There are additional risks associated with transactions in commodity futures that are not applicable to other types of futures contracts.

•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contracts may change proportionately. The Funds intend to “roll out” of futures contracts prior to settlement and do not intend to deliver or accept physical commodities upon settlement of such transactions.

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•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Options. Each Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s and/or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

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Credit-Linked Notes. Each Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by a Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than a Fund’s initial investment and the Fund may lose money.

Currency Transactions. The Dynamic International Equity Funds use foreign currency futures contracts and/or forward foreign currency contracts to hedge against fluctuations in the relative value of the applicable foreign currencies against the U.S. dollar. The other Funds, except the U.S. Efficient Core Fund and Fixed Income Funds, may enter into foreign currency futures contracts and/or forward foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Dynamic International Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of a Fund’s total assets that are denominated in one or more foreign currencies. Each Dynamic International Equity Fund invests in various types of currency contracts to hedge against changes in the value of the U.S. dollar against the applicable foreign currencies.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized, and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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EQUITY SECURITIES. Each Fund except the Fixed Income Funds generally invests in, but any Fund may invest in, equity securities. Equity securities, such as the common stocks or preferred stocks of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

EXCHANGE-TRADED PRODUCTS. To the extent consistent with its principal investment strategies, a Fund may invest in one or more types of exchange-traded products (“ETPs”), which may include ETFs registered under the 1940 Act, exchange-traded commodity trusts regulated by the CFTC, exchange-traded notes (“ETNs”), ETPs registered under the Securities Act only (e.g., bitcoin ETPs), as well as instruments that provide exposure to ETPs. Certain of the ETPs in which a Fund may invest may be managed, sponsored, or serviced by the Adviser or an affiliate (“Affiliated ETPs”), and in such capacity, the Adviser or affiliate may receive management or other fees from the ETPs in which a Fund invests. Any such fees would be in addition to the management fee earned by the Adviser for its management of an investing Fund. These fees may create a conflict of interest by influencing the Adviser to invest in the shares of Affiliated ETPs. While the Adviser takes steps to address such conflicts of interest, including subjecting Affiliated ETPs to the same investment criteria or conditions as unaffiliated ETPs, it is possible that such conflicts of interest could impact a Fund.

Generally, a Fund’s investment in an ETP will subject the Fund to all of the risks associated with the assets or holdings of such ETP, as well as the general risks of investing in an ETP. For example, a Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, which may increase the spread (the difference between bid price and ask price) associated with the ETP’s share price. In addition, the market price of ETP shares may be more (i.e., a premium) or less (i.e., a discount) than the NAV of the ETP shares and may not correlate to the market price of the ETP’s reference asset.

Exchange-Traded Funds. ETFs are investment companies regulated pursuant to the 1940 Act and registered with the SEC that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund, if investing in an ETF, indirectly bears the fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs also are subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange-Traded Commodity Trusts. An exchange-traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange-traded commodity trusts also are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Exchange-traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, the Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Investments in exchange-traded commodity trusts, like investments in other commodities, may increase the risk that a Fund may not qualify as a RIC under the Code. If a Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

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Exchange-Traded Notes. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. To the extent consistent with its principal investment strategies, a Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. A Fund, in seeking to comply with this rule, may experience greater index tracking error because an Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. A Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. The Fixed Income Funds and the Capital Efficient Funds invest in, and to the extent consistent with its principal investment strategies, any Fund may invest in fixed income securities, such as corporate debt, notes and bonds, and/or instruments related to fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. Fixed income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities, which will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

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FLOATING AND ADJUSTABLE RATE NOTES. To the extent consistent with its principal investment strategies, a Fund may purchase floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of a Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by a Fund may not be longer than 397 days (and therefore would be considered to be within a Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of a Fund.

HIGH YIELD RISK. The U.S. High Yield Corporate Bond Fund invests in non-investment grade securities rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or rated lower than BBB- by S&P Global Ratings (“S&P”). Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

ILLIQUID INVESTMENTS. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on the relevant market, trading, and investment specific conditions. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by each Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) of the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INFLATION-LINKED BONDS. The Fixed Income Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. However, the current market value of the bonds is not guaranteed and will fluctuate with market conditions. Investments in other inflation-linked bonds may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

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The periodic adjustment of U.S. inflation-indexed bonds generally is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked bonds held by a Fund may experience an increase in original issue value due to inflation-linked adjustments.

The inflation-linked growth in the value of these bonds may be reflected in the Fund’s gross income. While inflation-adjusted growth does not result in cash payments to the Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. The Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked bonds held by the Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

INVESTMENT COMPANY SECURITIES. A Fund may invest in the securities of other investment companies (including money market funds) and certain ETPs as well as instruments that provide exposure to other investment companies. The 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. A Fund may invest in other investment companies beyond these statutory limits in pursuit of its investment objective to the extent it enters into agreements and abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Fund may purchase or otherwise invest in shares of affiliated ETFs and money market funds.

ISSUER SPECIFIC CONDITIONS. Issuer-specific conditions may affect the value of a Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. In addition, although all of the securities held by the Funds generally are listed on one or more U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be made or maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and, therefore, the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, the Funds intend to satisfy the diversification requirements necessary to qualify as a RIC under the Code (see “Taxes”).

MARKET RISK. Various factors and events can impact the entire market or specific market segments including political and economic developments such as changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers such as changes to an issuer’s actual or perceived creditworthiness. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected. Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of a Fund’s investments and the value of an investment in a Fund’s shares. These investor perceptions, confidence (or lack thereof), and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health, or banking crises.

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Markets around the world are increasingly connected. Changing economic, political, or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial, and/or social difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events. Such market conditions may also lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, increase the expenses incurred by a Fund and/or affect a Fund’s ability to pursue its investment objective and a Fund’s performance. A widespread health crisis such as a global pandemic could cause overall market volatility as well as major disruptions to global markets and economies, including exchange trading suspensions and closures. In addition, a global pandemic may result in severe losses across certain sectors and industries, including decreased employee availability and significant disruptions to business operations and supply chains. Government efforts to contain the spread of a pandemic and mitigate its economic impact may lead to a large expansion of government deficits and debt, which in turn may result in higher inflation. A global pandemic similar to COVID-19 that may arise in the future could adversely affect the economies of many nations, the global economy, individual companies, and capital markets in ways that cannot be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks.

Changes in U.S. policy may also introduce heightened risks, including economic policy and market risks, such as with the imposition of tariffs and other trade-related initiatives that could disrupt markets globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which a Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. Trade disputes may also increase currency exchange rate volatility, which can adversely affect the prices of certain investments and the ability of a Fund to hedge its currency risk, and negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets. Domestic policy initiatives and related tensions could result in market disruptions, including with respect to certain industries or sectors such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as a Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions. Ongoing armed conflict between Russia and Ukraine in Europe, armed conflicts in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets globally.

It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future; however, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fixed Income Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are secured (or backed) by pools of commercial or residential mortgages. Asset-backed securities are secured (or backed) by other types of assets, such as automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Investing in mortgage-backed and asset-backed securities is subject to credit risk and interest rate risk. They also are subject to the risk of prepayment, which can change the nature and extent of the Fund’s interest rate risk. The market for mortgage-backed securities may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

MUNICIPAL SECURITIES. The Fixed Income Funds may invest in municipal securities (including taxable municipal securities), the interest payments of which are subject to U.S. federal income tax. Such investments may include securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase also include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Fund may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

NON-U.S. GOVERNMENT SECURITIES. The Cloud Computing Fund and the U.S. Efficient Core Fund may invest in short-term securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities. Non-U.S. government securities include direct obligations, as well as obligations guaranteed by a foreign government including state, territory or local governments.

NON-U.S. SECURITIES. To the extent consistent with its principal investment strategies, each Fund may invest in non-U.S. equity securities and other instruments that provide exposure to such securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Investor protection regimes in foreign countries may also not be comparable to that in the U.S. For example, it may be more difficult to bring claims common in the U.S., including securities class action and fraud claims, or for U.S. regulators to bring enforcement actions against issuers in foreign countries. As a result, a Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S. This risk may be heightened in emerging market countries where legal regimes are generally less developed and legal protections governing private and foreign investments may not yet exist or be in the early stages of development. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

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Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Dynamic International Equity Funds, the International Adaptive Moving Average Fund, and Global Alpha Fund (collectively with the Dynamic International Equity Funds, the “International Equity Funds”), the Emerging Markets Efficient Core Fund, the International Efficient Core Fund, and the True Emerging Markets Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities include depositary receipts such as ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs and represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. EDRs are similar to ADRs and GDRs and represent shares of foreign-based corporations that are generally issued by European banks in one or more markets in Europe. Investments in depositary receipts may be less liquid and more volatile than underlying shares in their primary trading markets.

Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

Investments in non-U.S. securities may be subject to additional trading, settlement, custodial, and operational risks including restrictions on the transfers of securities. A Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

Set forth below for certain markets in which certain Funds may invest, consistent with their principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Argentina. Argentina has experienced high interest rates, economic volatility, severe inflation, drastic currency devaluations, political instability and high unemployment rates. The economy is heavily dependent on exports, and commodities, making the economy susceptible to fluctuations in commodity markets and sensitive to its relationships with key trading partners. Argentina’s default on its debt in 2001 and 2020 continues to impact the confidence of investors in Argentina. Further defaults and related actions by Argentina may continue to impact the confidence of investors in Argentina, which could limit the government’s ability to borrow in the future. Argentina has privatized, certain industries, which may lose money, or be re-nationalized. These and other factors could have a negative impact on a Fund’s performance.

Investments in Australia. The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and commodities as well as its exports from the agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia also is increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan. These and other factors could have a negative impact on a Fund’s performance.

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Investments in Austria. Investments in Austrian issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Austria. Austria, as a member of the European Economic and Monetary Union (the “EMU”), must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The Austrian economy, along with certain other economies of the EU, has from time to time experienced significant financial market volatility and economic adversity, and certain Austrian banks required government support in order to avoid potential insolvency and wider regional contagion. In addition, the Austrian banking sector has significant exposure to Central and Eastern Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments, and adverse events in these Eastern European countries may greatly impact the Austrian economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Belgium. Investments in Belgian issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Belgium. Belgium, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Belgian economy as well as the economies of some or all European countries. Belgium also lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on a Fund’s performance.

Investments in Brazil. Investing in securities of Brazilian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include: (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index and decrease the Fund’s tax efficiency; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy; (v) high rates of inflation and unemployment; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy, including the imposition of protectionist measures, such as trade tariffs, may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Chile. Investing in Chile involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Chile has experienced periods of political instability, and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in a Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession. Chile is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Chilean economy. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

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Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

While China’s economy has experienced past periods of rapid growth, there are no assurances that such growth rates will be repeated in the future. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. Although China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, China’s economy grew at a slower rate in both 2022 and 2023 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also left local Chinese governments with fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest, and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

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Investments in Hong Kong also are subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China (the “PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political, and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Authorities in the PRC have broad discretion to interpret and enforce laws and regulations, which may change without notice. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of a Fund’s investment in the VIE. In addition to the risk of government intervention, a Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in China A-Shares. To the extent consistent with their principal investment strategies, the Funds may invest in eligible China A-Shares (“A-Shares”). Hong Kong and overseas investors may trade A-Shares issued by companies that are incorporated in mainland China, and listed and traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”) through Northbound trading via the Shanghai-Hong Kong or Shenzhen-Hong Kong Stock Connect (“Stock Connect”) programs in Chinese renminbi. In addition to shares of listed companies, ETFs are included as eligible securities to be traded under Stock Connect. Stock Connect is a securities trading and clearing linked program between either SSE or SZSE, and the Stock Exchange of Hong Kong Limited (“SEHK”), Hong Kong Securities Clearing Company Limited (“HKSCC”), and China Securities Depository and Clearing Corporation Limited (“ChinaClear”), with an aim to achieve mutual stock market access between the PRC and Hong Kong. A Fund’s ability to invest in China A-Shares and ETFs through Stock Connect, or on such other stock exchanges in China that participate in Stock Connect from time to time or in the future, is subject to trading limits, rules and regulations by the applicable regulatory authority. These restrictions and regulations may adversely affect a Fund’s ability to achieve its investment objective.

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Quota limitations risk. Trading under Stock Connect is subject to daily quota limitations on investments, which may restrict a Fund’s ability to invest in China A-Shares and ETFs through Stock Connect on a timely basis, and the Fund may not be able to effectively pursue its investment policies. In addition, an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in A-Shares and ETFs through Stock Connect and to enter into or exit trades on a timely basis.

Suspension risk. SEHK, SSE, and SZSE reserve the right to suspend trading of a specific security or all securities of the relevant market(s) if necessary to ensure an orderly and fair market and manage risks prudently which could adversely affect a Fund’s ability to access the PRC market.

Differences in trading day. Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market, but Hong Kong investors (such as the Funds) cannot carry out any China A-Shares trading. A Fund may be subject to a risk of price fluctuations in China A-Shares during the time when Stock Connect is not trading as a result.

Restrictions on selling imposed by front-end monitoring. PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise, SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-Shares sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling.

Clearing settlement and custody risks. HKSCC and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (“CSRC”). The chances of a ChinaClear default are considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, a Fund may suffer a delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A-Shares traded through Stock Connect are issued in scriptless form, so investors, such as the Funds, will not hold any physical China A-Shares. Hong Kong and overseas investors, such as the Funds, who have acquired China A-Shares and/or ETFs (“Mainland Securities”) through Northbound trading under Stock Connect maintain the Mainland Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

Nominee arrangements in holding China A-Shares. HKSCC is the “nominee holder” of the Mainland Securities acquired by overseas investors (including a Fund) through Stock Connect. The CSRC Stock Connect rules expressly provide that investors enjoy the rights and benefits of the Mainland Securities acquired through Stock Connect in accordance with applicable laws. The CSRC has clarified that (i) the concept of nominee shareholding is recognized in China, (ii) overseas investors shall hold Mainland Securities through HKSCC and are entitled to proprietary interests in such securities as shareholders, (iii) China law does not expressly provide for a beneficial owner under the nominee holding structure to bring legal proceedings, nor does it prohibit a beneficial owner from doing so, (iv) as long as certification issued by HKSCC is treated as lawful proof of a beneficial owner’s holding of Mainland Securities under the Hong Kong Special Administrative Region law, it would be fully respected by CSRC, and (v) as long as an overseas investor can provide evidential proof of direct interest as a beneficial owner, the investor may take legal actions in its own name in PRC courts. However, the courts in the PRC may consider that any nominee or custodian as registered holder of the Mainland Securities would have full ownership thereof, and even if the concept of beneficial owner is recognized under PRC law, those Mainland Securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

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Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Mainland Securities in the PRC or elsewhere. Therefore, although a Fund’s ownership may be ultimately recognized and the HKSCC confirmed that it is prepared to provide assistance to the beneficial owners of Mainland Securities where necessary, the Fund may suffer difficulties or delays in enforcing its rights in Mainland Securities. Moreover, whether PRC courts will accept the legal action independently initiated by the overseas investor with the certification of holding Mainland Securities issued by HKSCC has yet to be tested. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

China A-Share market suspension risks. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. China A-Shares may only be bought or sold where the relevant A-Shares are traded on the SSE or the SZSE, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock, and/or the whole market, and/or government intervention), the subscription and redemption of shares may also be disrupted. An Authorized Participant is unlikely to redeem or subscribe shares if it considers that A-Shares may not be available.

Investor compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the CSRC). Since a Fund is carrying out trading of China A-Shares and ETFs through securities brokers in Hong Kong, but not mainland China brokers, it is not protected by the China Securities Investor Protection Fund. That said, if a Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of Mainland Securities through Stock Connect, it would be compensated by Hong Kong’s Investor Compensation Fund.

Trading costs. In addition to paying trading fees and stamp duties in connection with trading of Mainland Securities, a Fund may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers which are yet to be determined by the relevant authorities.

Operational risk. Stock Connect provides a channel for investors from Hong Kong and overseas, such as the Funds, to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

The securities regimes and legal systems of the two markets differ significantly and in order for the trial program to operate, market participants may need to address issues arising from the differences on an ongoing basis. Further, the “connectivity” in Stock Connect program requires routing of orders across the border. This has and will continue to require the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A Fund’s ability to access the China A-Share market (and hence to pursue their investment strategy) will be adversely affected.

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Regulatory risk. The CSRC Stock Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules, e.g., in liquidation proceedings of PRC companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades through Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. A Fund that may invest in the PRC markets through Stock Connect may be adversely affected as a result of such changes.

Tax risk. Uncertainties in PRC tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC. If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and Sub-Adviser intend to operate such Fund in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the competent PRC tax authorities may, at their sole discretion, impose tax obligations on a Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the CSRC (collectively, the “PRC Authorities”) issued the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect” Caishui [2014] No.81 (Notice 81), on October 31, 2014, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shanghai-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A-Shares by foreign investor enterprises is subject to 10% withholding income tax.

The PRC Authorities issued the “Notice on the Pilot Program of Shenzhen-Hong Kong Stock Connect” Caishui [2016] No.127 (Notice 127)” on November 5, 2016, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shenzhen-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 127 also states that the dividends derived from A-Shares by foreign investor enterprises is subject to 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and a Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC Authorities may, in the future, issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund’s return could be substantial.

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In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in the PRC will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level. If a Fund expects such withholding tax on trading in A-Shares to be imposed, it reserves the right to establish a reserve for such tax. If a Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if a Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved, or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision may be excessive or inadequate to meet actual withholding tax liabilities (which could include interest and penalties) on a Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Any tax provision, if made, will be reflected in the NAV of such Fund at the time of debit or release of such provision and thus will impact shares which remain in the Fund at the time of debit or release of such provision. If the actual applicable tax levied by PRC tax authorities is greater than that provided for by a Fund so that there is a shortfall in the tax provision amount, investors should note that the NAV of the Fund may suffer more than the tax provision amount as the Fund will ultimately have to bear the additional tax liabilities. In this case, the then-existing and subsequent investors will be disadvantaged. On the other hand, if the actual applicable tax levied by PRC tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, investors who have redeemed Fund shares before the PRC tax authorities’ ruling, decision or guidance in this respect will be disadvantaged as they would have borne the loss from the Fund’s overprovision. In this case, the then-existing and subsequent investors may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. In case of having excess in the tax provision amount (for example, the actual applicable tax levied by PRC tax authorities is less than the tax provision amount or due to a change in provisioning by the Fund), such excess shall be treated as property of the Fund and investors who have already transferred or redeemed their shares in the Fund will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A-Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, and according to the announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of the PRC, starting from August 28, 2023, the stamp duty on securities transactions is reduced by half to the rate of 0.05%.

While overseas investors currently are exempt from value added taxes (currently at the rate of 6%) on capital gains derived from trading of A-Shares through Stock Connect, the PRC tax rules could be changed which could result in unexpected tax liabilities for a Fund. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Stock Connect are evolving and certain of the tax regulations to be issued by the PRC Authorities to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its investors. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC Authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

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The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Funds.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on a Fund and its investors either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Investors should seek their own tax advice on their tax position with regard to their investment in a Fund.

Investments in Colombia. The Colombian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Colombia has experienced periods of political instability, and certain sectors and regions of Colombia have experienced high unemployment. Any recurrence of these events may cause downturns in the Colombian market and adversely impact investments in a Fund. Heavy regulation of labor and product markets is pervasive in Colombia and may stifle Colombian economic growth or contribute to prolonged periods of recession. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Colombian economy. The Colombian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Colombia’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Czech Republic. The Czech Republic may experience effects of declining exports, especially to EU countries, inflation and increasing taxes. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries. These and other factors, including the potential consequences of sanctions related to the Russian invasion of Ukraine as described under “Investments in Europe,” could have a negative impact on a Fund’s performance.

Investments in Denmark. Investments in Danish issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Denmark. Denmark’s economy, among other things, depends on service industries, trade, and manufacturing. As a result, Denmark is dependent on trading relationships with certain key trading partners, including Germany, Sweden and other European countries, and the United States. In addition, Denmark’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future. Denmark also lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on a Fund’s performance.

Investments in Emerging Markets Securities. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; (vi) the risk that there may be less protection of property rights than in other countries; and (vii) limited investor rights and legal or practical remedies. Emerging markets are generally less liquid and less efficient than developed securities markets. Some emerging markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Each of these factors may cause a Fund to decline in value. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in the Fund.

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Investments in Europe. Most developed countries in Western Europe are members of the EU, many are also members of the EMU, and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. European financial markets may experience volatility and adverse trends from time-to-time due to concerns about economic downturns and/or rising government debt levels in certain European countries, which may negatively affect the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. Armed conflicts and related geopolitical tensions may present economic risks across Europe, including energy supply disruptions and inflationary pressures. For more information on such risks, see “Capital Controls and Sanctions Risk” herein.

Investments in Finland. Investments in Finnish issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Finland. Finland, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. Finland’s economy, among other things, depends on imported raw materials, energy, and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including Germany, Sweden and other European countries, and the United States. Finland’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future. These and other factors could have a negative impact on a Fund’s performance.

Investments in France. Investments in French issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to France. France, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the French economy as well as the economies of some or all European countries. France also depends on the strength of its agricultural exports and, thus, is vulnerable to fluctuations in demand for agricultural products. These and other factors could have a negative impact on a Fund’s performance.

Investments in Frontier Markets Securities. The economies of “frontier markets” (e.g., Bahrain, Egypt, Jordan, Morocco, Oman, Kazakhstan, Romania, and Nigeria) generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets, including various emerging markets. These markets have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices and, therefore, prices of Fund shares. Investments in certain frontier market countries are restricted or controlled to varying extents. At times, these restrictions or controls may limit or prevent foreign investment and/or increase the investment costs and expenses of a Fund. Frontier markets may be subject to greater political instability, threat of war or terrorism and government intervention than more developed markets, including many emerging market economies. Frontier markets generally are not as correlated to global economic cycles as those of more developed countries. These and other factors make investing in the frontier market countries significantly riskier than investing in developed market and emerging market countries.

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Certain frontier countries impose additional restrictions, such as requiring governmental approval prior to investments by foreign persons, limiting the amount of investments by foreign persons in a particular issuer, limiting investments by foreign persons to a particular class of securities of an issuer that may have less advantageous rights than other classes, and imposing additional taxes. For countries that require prior government approval, delays in obtaining such approval would delay investments, and consequently a Fund may be unable to invest in all of the securities included in the Index until such approval is final. This could increase Index tracking error. Some frontier countries may also limit investment in issuers in industries considered essential to national interests and may require governmental approval for the repatriation of investment income, capital, or the proceeds of security sales by foreign investors, including the applicable Funds. Some frontier country governments may levy certain taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will decrease the income generated from investments in such countries.

Some banks that are eligible foreign sub-custodians in frontier markets may have been organized only recently or may otherwise not have extensive operating experience. There may also be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian, such as in cases where the sub-custodian becomes bankrupt. Settlement systems may not be as established as in developed markets or even emerging markets. As a result, settlements may be delayed and cash or Fund securities may be jeopardized because of system defects. In addition, the laws of certain countries in which a Fund invests may require that Fund to release local shares before receiving cash payment, or to make cash payment before receiving local shares. This increases the risk of loss to that Fund.

The Funds invest in some frontier countries that use share blocking. “Share blocking” refers to the practice of predicating voting rights related to an issuer’s securities on those securities being blocked from trading at the custodian or sub-custodian level for a period of time near the date of a shareholder meeting. Such restrictions have the potential to effectively prevent securities from being voted and from trading within a specified number of days before, and in some cases after, the shareholder meeting. Share blocking may preclude the Funds from purchasing or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. Although practices may vary by market, a blocking period may last from one day to several weeks. Once blocked, the block may be removed only by withdrawing a previously cast vote or abstaining from voting completely, a process that may be burdensome. In certain countries, the block cannot be removed. Share blocking may impose operational difficulties on a Fund, including the potential effect that a block would have on pending trades. Share blocking may cause pending trades to fail or remain unsettled for an extended period of time. Trade failures may also expose the transfer agent and the Funds to situations in which a counterparty may have the right to go to market, buy a security at the current market price and have any additional expense borne by the Funds or transfer agent if the counterparty is unable to deliver shares after a certain period of time. The Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in share blocking proxy markets. These and other factors could have a negative impact on Fund performance.

Investments in Germany. Investments in German issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Germany. Germany, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the German economy as well as the economies of some or all European countries. Furthermore, the German economy has become dependent on the economies of certain key trading partners, including the U.S. and other European countries, due to its large manufacturing and industrials sectors. These and other factors could have a negative impact on a Fund’s performance.

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Investments in Greece. Greece’s economy is heavily dependent on the services sector and has a large public sector. Greece’s exposure to specific industries, such as tourism, could also make it especially vulnerable to global crises, including but not limited to, public health crises. Key trading partners include the United Kingdom and member states of the EU, most notably Germany, Spain and Italy. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. The Greek economy may also be affected by an economic slowdown in Europe generally, by the war in Ukraine and by challenges to energy security. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Following the funding Greece received in 2015 from the International Monetary Fund (“IMF”) and the Eurozone, and its exit from the IMF bailout program in 2018, Greece has begun to show signs of recovery and exited the EU’s enhanced monitoring program in August 2022. However, political uncertainty or fiscal instability, including budgetary constraints, elections, an uptick in social upheaval, an armed conflict with Turkey, or a global slowdown in growth, could threaten to stymie a domestic recovery. This may include defaults by the Greek government, the implementation of additional or extended capital controls (including the closure of the Athens Exchange for an extended period of time), and the possibility that Greece may exit the EMU, which would result in immediate devaluation of the Greek currency. Each of these scenarios has potential implications to the markets and may negatively and materially affect the value of a Fund’s investments.

Investments in Hungary. Investments in Hungarian issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Hungary. Hungary has suffered significantly from recent economic recessions due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market. Hungary is dependent on Russian energy imports, which may introduce additional risks to the Hungarian economy. Hungary currently has high levels of debt and public spending. High levels of debt and public spending may stifle economic growth, contribute to prolonged periods of recession or lower a country’s sovereign debt rating. Hungary is a member of the EU and the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Hungarian economy as well as the economies of some or all European countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance.

Investments in India may be more volatile and less liquid and may offer higher potential for gains and losses than investments in more developed markets. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political, social, economic, or legal developments in India and surrounding regions may affect the value of a Fund’s investments and the value of Fund shares. Monsoons and other natural disasters in India and surrounding regions also can affect the value of Fund investments.

The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, protection of investor interest and the bankruptcy of enterprises are generally less well developed than or different from such laws in the United States. Changes to tax regulations could significantly increase the level of taxes on investments. Additional risks include imposition or modification of foreign exchange controls on foreign investment. It may be more difficult to obtain a judgment or undertake enforcement in Indian courts than it is in the United States.

The market for securities in India may be less liquid and transparent than the markets in more developed countries. In addition, strict restrictions on foreign investment may decrease the liquidity of a Fund’s portfolio or inhibit a Fund’s ability to achieve its investment objective. A Fund may be unable to buy or sell securities or receive full value for such securities. Settlement of securities transactions in the Indian subcontinent are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where a Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of a Fund’s investments. To mitigate these risks, a Fund may maintain a higher cash position than it otherwise would, or a Fund may have to sell more liquid securities that it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track its Index.

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Exchange-listed companies in the technology sector and related sectors (such as software) may represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on a Fund’s performance.

Investments in Indonesia. Southeast Asia is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold. Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country’s ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. These and other factors could have a negative impact on a Fund’s performance.

Investments in Ireland. Investments in Irish issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Ireland. While the Irish government has retained the authority to set tax and spending policies and public debt levels, Ireland, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Irish economy as well as the economies of some or all European countries. Ireland relies heavily on exports to its key trading partners that include other members of the EU and the U.S. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Israel. Investments in Israeli issuers subject a Fund to risks that are specific to Israel, including regulatory, legal, political, security, and economic risks. Israel’s economy is particularly dependent on imports of key resources, such as crude oil, natural gas, grains, and military equipment. Israel’s economy is also dependent upon external trade with other economies, notably the United States, China, Japan, Canada, and EU countries. A reduction in Israel’s trading with these and other countries could adversely affect the health of Israel’s economy and, in turn, have an adverse effect on a Fund’s investments. It is also possible that the government of Israel may change its corporate taxation practices or regulations in a manner that negatively affects companies domiciled or operating in Israel, or may impose taxes on foreign investment, each of which could adversely affect a Fund’s performance.

Israel’s history and present are marked by strained relations with the Palestinian Authority and certain neighboring countries, including Lebanon, Syria and Iran, due to territorial disputes, historical animosities or security concerns. Periods of heightened tensions or conflict may cause uncertainty in or disrupt the Israeli markets and adversely affect the overall economy. In addition, Israel and its citizens have been the target of periodic acts of terrorism, including from U.S.-designated terrorist groups, such as Hezbollah, the “Islamic State,” and Hamas, each of which operates in close proximity to Israel’s borders and frequently threaten Israel with attack. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving.

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Both actual hostilities and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures, including for extended periods, a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack may also escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by such hostilities.

Investments in Italy. Investments in Italian issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Italy. Italy, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Italian economy as well as the economies of some or all European countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Japan. Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. Economic growth in Japan is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy supporting its export market. In the past, Japanese exports have been adversely affected by trade tariffs and other protectionist measures as well as increased competition from developing nations. Japan has few natural resources and is heavily dependent on oil imports. Higher commodity prices could therefore have a negative impact on the Japanese economy. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political, or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Despite the emergence of China as an important trading partner of Japan, strained relationships between Japan and its neighboring countries, including China, Russia, South Korea, and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. Increased political tension between countries in the region could adversely affect the Japanese economy and, in the event of a crisis, destabilize the region. The Japanese economy also is vulnerable to concerns of economic slowdown from within the Japanese financial system, including high levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japanese currency fluctuations may also adversely impact the Japanese economy and its export market. In the past, the Japanese government has intervened in its currency market to maintain or reduce the value of the yen. Any such intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.

Investments in Kuwait. Investments in Kuwaiti issuers and companies that have commercial or economic exposure to Kuwait involve risks including legal, regulatory, political, currency and economic risks. Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is, therefore, vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Furthermore, political instability, including with respect to armed conflicts in the Middle East, could adversely affect the Kuwaiti economy as well as companies with exposure to Kuwait.

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Investments in Malaysia. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside of Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy. The United States is a significant trading and investment partner of Malaysia. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Malaysian economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Mexico. Investing in Mexico involves risks that are specific to the Mexican market. The Mexican economy is dependent upon trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the United States economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Mexico has experienced adverse economic impacts as a result of earthquakes and hurricanes, as well as outbreaks of violence. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates.

Investments in the Netherlands. Investments in Dutch issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to the Netherlands. The Netherlands, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Dutch economy as well as the economies of some or all European countries. The Netherlands lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on a Fund’s performance.

Investments in Norway. Investing in Norway involves risks specific to the Norwegian market. Norway is a major producer of oil and gas, and Norway’s economy is subject to the risk of fluctuations in oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. The influx of oil and gas revenue has permitted Norway to expand its social welfare system. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness.

Investments in Peru. The Peruvian economy is subject to risks of social unrest, high unemployment, governmental control, and heavy regulation of the labor industry. Historically, Peru has experienced periods of political instability and certain sectors and regions of Peru have experienced high unemployment. Any recurrence of these events may cause downturns in the Peruvian market. Heavy regulation of labor and product markets is pervasive in Peru and may stifle Peruvian economic growth or contribute to prolonged periods of recession. The Peruvian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Peru’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Philippines. The Philippines’ economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates, and high level of debt and public spending. As an emerging country, the Philippines’ economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments could impact economic growth. The Philippines is also subject to natural disasters. These and other factors could have a negative impact on a Fund’s performance.

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Investments in Poland. Poland, a rapidly growing EU economy, has successfully transitioned from a centrally planned to a market economy, avoiding GDP decline during the late 2000s recession. However, investing in Polish securities carries heightened risks typical of emerging markets including, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries. The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. The government of Poland may also withdraw or decline to renew a license that enables a Fund to invest in Poland, and international developments, including sanctions, could negatively affect investments in Poland. These and other factors could have a negative impact on a Fund’s performance.

Investments in Portugal. Investments in Portuguese issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Portugal. Portugal, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Portuguese economy as well as the economies of some or all European countries. Portugal is a mixed economy but is heavily dependent on the services sector. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Qatar. Qatar is highly reliant on income from the sale of oil and natural gas and trade with other countries involved in the sale of oil and natural gas, and its economy is, therefore, vulnerable to changes in foreign currency values and the market for oil and natural gas. As global demand for oil and natural gas fluctuates, Qatar may be significantly impacted. Like most Middle Eastern governments, the government of Qatar exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly. Governmental actions in the future could have a significant effect on economic conditions in Qatar, which could affect private sector companies and the value of their securities. Qatar’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy. Allegations of human rights abuses against foreign laborers continue to surface and could affect relationships with key trading partners. Finally, political, economic, and social unrest, including with respect to armed conflicts in the Middle East, could adversely affect the Qatari economy and could decrease the value of a Fund’s investments.

Investments in Russia. This section discusses the risks of investing in Russian securities. Generally, Russian securities are currently subject to a number of sanctions that prevent or prohibit a Fund from transacting in such securities. To the extent a Fund held such securities prior to the imposition of such sanctions, the Fund may continue to hold, but may not be able to transact in, such securities. The risks described below may affect existing holdings and any future investments once sanctions are eased or lifted. Investing in securities of Russian companies involves a high degree of risk and special considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include: (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index, if applicable, and decrease a Fund’s tax efficiency; (ii) unfavorable action by the Russian government, such as expropriation, dilution, devaluation, or default from excessive taxation; (iii) fluctuations in the currency rate exchange between the Russian ruble and the U.S. dollar; (iv) smaller securities markets with greater price volatility, less liquidity, and fewer issuers with a larger percentage of market capitalization or trading volume than in U.S. markets; (v) continued governmental involvement in and influence over the private sector as Russia undergoes a transition from central control to market-oriented democracy; (vi) less reliable financial information available concerning Russian issuers that may not be prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards; (vii) unfavorable political and economic developments, social instability, and changes in government policies; and (viii) the continued imposition of economic sanctions on Russian individuals and business sectors, or the threat of further sanctions, from Western countries in response to Russia’s recent political and military actions. In addition, investing in Russian securities involves risks of delayed settlement of portfolio transactions and the loss of a Fund’s ownership rights in its securities due to the Russian system of custody and share registration. Investments in Russia also are subject to the risk that a natural disaster, such as an earthquake, drought, flood, fire, or tsunami, could cause a significant adverse impact on the Russian economy. These and other factors could have a negative impact on a Fund’s performance. Economic sanctions imposed on Russia by the United States, EU, the United Kingdom, Canada, Japan, and other countries in response to Russia’s military invasion of Ukraine (see “Capital Controls and Sanctions Risk” herein for more details) and in response to other events (e.g., cyber activities) may also negatively affect the performance of Russian companies and the overall Russian economy. The Ukraine sanctions target Russian individuals and the Russian financial, energy, and defense sectors, while other sanctions impact other sectors and popular Russian exports, such as diamonds, seafood, and vodka, but the sanctions also have caused capital flight, a loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that has led to ruble inflation. Sanctions have had the effect of slowing the entire Russian economy, contributing to a recession. In addition, other sanctions may be imposed in the future based on negative actions perpetrated (or believed to have been perpetrated) by Russia.

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These sanctions could negatively impact the Russian economy, resulting in a weaker Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of Russian securities. Russia’s invasion of Ukraine, the subsequent war, the world’s response to Russia’s actions through sanctions, and the potential for an escalating military conflict beyond Ukraine’s borders have increased the volatility in financial markets and could have severe adverse effects on regional and global economic markets in the future. In particular, the war in Ukraine has had a significant impact on various commodity markets, including those of oil, natural gas, and agricultural products. These sanctions could impair or eliminate a Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. In addition, these sanctions have required some Funds to stop trading in Russian securities and freeze their existing investments in Russian securities, thereby prohibiting such Funds from buying, selling, receiving, or delivering those securities or other financial instruments. Further, due to closures of certain markets and restrictions on trading, certain Russian securities held by the Funds have been difficult to value or valued at zero. It is unknown when, or if, sanctions will be lifted in the future or whether the Funds’ ability to trade in Russian securities will resume.

Investments in Saudi Arabia. Saudi Arabia opened its markets to foreign investors relatively recently compared to other foreign countries. The ability of a Fund to invest in Saudi Arabian issuers could be restricted by the Saudi Arabian government at any time, and unforeseen risks could materialize with respect to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in the securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of a Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime, and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Africa. Investing in South Africa involves special considerations not typically associated with investing in countries with more established economies or currency markets. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection also have led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. South Africa’s economy is heavily dependent on natural resources and commodity prices. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in a Fund.

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Investments in South Korea. Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security, and economic risks. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). South Korea’s economic growth may be affected by slower economic growth in China, competition from Japanese exports, a rapidly aging population and structural problems. Relations with North Korea could also have a significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified by periodic acts or threats of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on a Fund’s performance.

Investments in Spain. Investments in Spanish issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Spain. Spain, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Spanish economy as well as the economies of some or all European countries. The Spanish economy may be affected by factors such as housing market conditions, changes in construction activity, and conditions in international credit markets. Moreover, the Spanish government is involved in a long-running campaign against terrorism. Therefore, acts of terrorism on Spanish soil or against Spanish interests abroad may cause uncertainty in the Spanish financial markets. These and other factors could have a negative impact on a Fund’s performance.

Investments in Sweden. Sweden’s largest trading partners include the United States, Germany, and certain other Western European nations. As a result, the economy of Sweden may be significantly affected by changes in the economies, trade regulations, currency exchange rates, and monetary policies of these trading partners. In addition, Sweden maintains a robust social welfare system, and Sweden’s workforce is highly unionized. As a result, Sweden’s economy may experience, among other things, increased government spending, higher production costs, and lower productivity. These and other factors could have a negative impact on a Fund’s performance.

Investments in Switzerland. Although Switzerland is not a member of the EU, the Swiss economy is heavily dependent on the economies of the United States and other European nations as key trading partners. In particular, Switzerland depends on international trade and exports to generate economic growth. As a result, future changes in the price or the demand for Swiss products or services by these trading partners, or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swiss economy. In addition, due to Switzerland’s limited natural resources, the economy of Switzerland may be impacted by extreme price fluctuations in the price of certain raw materials. Moreover, the Swiss economy relies heavily on the banking sector. Legal or regulatory actions involving Swiss banking institutions, including actions relating to the provision of offshore banking services to U.S. taxpayers, could adversely affect the Swiss economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan. The economy of Taiwan is heavily dependent on exports and key trading partners, including Japan, China, and the United States. Currency fluctuations, increasing competition from Asia’s other emerging economies, spending reductions by key trading partners, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. In addition, Taiwan lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Taiwan’s economy. The Chinese government is engaged in a longstanding dispute with Taiwan, and continually threatens invasion. Continued deterioration of the political and economic relations between the United States and China could exacerbate the tensions between China and Taiwan and cause China to act upon its threat of invasion. Such escalation could adversely affect Taiwan’s economy, as well as the value of a Fund. These and other factors could have a negative impact on a Fund’s performance.

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Investments in Thailand. The Thai economy is dependent on commodity prices and trade with the economies of Asia, Europe, and the United States. Reduction in spending by these economies on Thai products and services or negative changes in any of these economies, may cause an adverse impact on the Thai economy. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Thailand has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, and other defense concerns. These situations may cause uncertainty in the Thai market and adversely affect the Thai economy. The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in a Fund. Recurrence of these conditions may result in sudden and significant investment losses potentially having a negative impact on a Fund’s performance.

Investments in Turkey. The Turkish economy relies heavily on trade with key partners, making it vulnerable to changes in these economies. Privatization efforts have sometimes led to losses due to companies struggling to adapt or facing re-nationalization. The U.S. is a major trading partner, and changes in U.S. trade policies or economic conditions can adversely affect Turkey. Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy. Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Turkey has faced inflation, currency devaluations, and economic recessions, which can negatively impact its economy and securities market. High debt levels and public spending may hinder growth and affect Turkey’s sovereign debt rating. These and other factors could have a negative impact on a Fund’s performance.

Investments in United Arab Emirates. The economy of the United Arab Emirates (the “UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE. In addition, political instability and armed conflicts in the Middle East may cause significant disruptions to various industries. These and other factors could have a negative impact on a Fund’s performance.

Investments in the United Kingdom. Investments in issuers from the United Kingdom may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom, as well as the strength of its currency, the British pound, may be impacted by changes to the economic health of its primary trade partners, which include other European countries as well as the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financial services sector may have an adverse impact on the United Kingdom’s economy. These and other factors could have a negative impact on a Fund’s performance.

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Investments in the United States. The economic, political, regulatory, and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. A Fund’s investments in the United States are particularly subject to the risk that they, and the U.S. economy more generally, will be adversely affected by a decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States. In addition, proposed and adopted policy and legislative changes in the United States have changed and may continue to change many aspects of financial, public health, environmental, and other regulation. Certain of these changes may have a significant effect, either positive or negative, on U.S. markets and issuers, including issuers in which a Fund may invest. A Fund’s investments in the United States may also be adversely affected by any one of several geopolitical risks to which the United States is subject, including its precarious strategic competitive relationship with China and related tariffs, the ongoing conflict in Ukraine and related economic sanctions, the ongoing conflict in the Middle East, increasing environmental and climate risk, and the ever-increasing threat of damaging cyber-attacks. The United States has also experienced elevated debt levels, increased internal political discord, and significant challenges in managing and containing inflation. If these trends were to continue or any of the other risks were to manifest, whether due to conditions or an event originating from within or outside of the United States, it may have an adverse effect on a Fund’s investments in the United States and thus, a Fund’s performance.

Investments in Vietnam. The Vietnamese economy is subject to risks of political instability, governmental control, expropriation of assets, and underdeveloped infrastructure. Vietnam has at times experienced periods of high inflation, large trade deficits, and social unrest stemming from ethnic, religious, and socioeconomic tensions. Any recurrence of these events may cause downturns in the Vietnamese market. Excessive intervention by the Communist government remains a significant concern, as many listed companies retain a degree of state ownership and influence, which may reduce operational efficiency and limit market competition. The Vietnamese economy is also affected by the economies of its major trading partners, and may be negatively impacted by trade barriers, exchange controls, and other protectionist measures. In addition, commodities and export-driven industries represent a significant portion of Vietnam’s economy, making it particularly sensitive to fluctuations in global trade conditions and currency values. Foreign investment in Vietnam may be subject to governmental approval requirements, restrictions on capital repatriation, limitations on ownership in certain industries or issuers, and withholding or other taxes on dividend and interest income. Furthermore, current regulations may require trades in Vietnamese securities to be executed through a single broker, limiting flexibility and creating settlement risks. Vietnam is also subject to environmental risks, including typhoons, floods, and rapid environmental degradation. These and other factors could have a negative impact on a Fund’s performance.

Withholding Tax Reclaims Risk. To the extent a Fund receives investment income from a source in a foreign country, such income may be subject to foreign income tax withheld at the source. The amount of tax withheld is generally treated as a Fund expense. A Fund may be entitled to a reduced tax rate, or an exemption from tax on such income, if the United States has entered into a tax treaty with the applicable foreign country. To receive this benefit, a Fund may be required by the applicable country to file a tax reclaim. Whether or when a Fund will receive a withholding tax refund is within the control of the tax authorities in the individual country. Information required on these forms may not be available, such as shareholder information, and some countries have restrictive timing requirements for these forms and/or conflicting or changing form instructions. Accordingly, such Fund may not receive reduced tax rates or potential reclaims to which it is entitled under a tax treaty.

A Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Each Fund regularly evaluates the probability of recovery. If a Fund expects to recover withholding taxes, the NAV of the Fund generally includes accruals for such tax refunds. If a Fund does not expect to recover withholding taxes, or the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the applicable country, accruals in a Fund’s NAV for such refunds may be written down partially or in full, which will negatively impact the Fund’s NAV. Shareholders in a Fund at the time an accrual is written down will bear the impact of the resulting reduction in NAV regardless of whether they were shareholders during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s NAV. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s NAV.

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REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in the securities of real estate investment trusts (“REITs”). REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Investments in REITs may be adversely affected by general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain exemption from the 1940 Act, and, for U.S. REITs, the possibility of failing to qualify for the favorable U.S. federal income tax treatment available to U.S. REITs under the Code. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for a Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs, and possible losses in connection with the disposition of collateral.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA for U.S. Treasury securities will be subject to the mandatory clearing requirement.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared Treasury repo transactions.

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REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements and similar financing transactions, either (i) comply with the asset coverage requirements of Section 18 of the 1940 Act, and combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio or (ii) treat all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes of Rule 18f-4.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund participates in a securities lending program administered by The Bank of New York (“BNY”), in its capacity as a third-party securities lending agent, pursuant to which it may lend its portfolio securities in an amount not to exceed one-third (33 1/3%) of the value of its total assets to certain creditworthy borrowers, including brokers, dealers, and other financial institutions. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in an amount at least equal to the market value (plus accrued interest) of the loaned securities. The collateral will be maintained and marked to market daily by the Fund’s securities lending agent, who will request any shortfall from the borrower. Each Fund has permitted the securities lending agent to invest any collateral received in short-term, highly liquid investments, such as U.S. government securities, repurchase agreements collateralized by U.S. government securities, and government money market funds, including affiliated government money market funds. The terms of the securities lending program provide that a Fund will receive a portion of the income generated from the loan of its securities and the investment of the collateral received in connection with such loan. In exchange for its services, the securities lending agent also receives a portion of the revenue generated by the securities lending program. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. While a Fund’s portfolio securities are on loan, the borrower has the right to exercise any voting rights associated with those securities and the right to receive dividends and other distributions on those securities. However, each Fund has the right to recall loaned securities in time to vote on any matter of importance to it, and a borrower is obligated to repay to the Fund the amount of any dividends or distributions received on the loaned securities. Generally, a Fund would recall a loaned security to vote a proxy only if the matter to be voted on could have a material effect on the Fund or its investment in the loaned securities.

SHORT SALE TRANSACTIONS. The Capital Efficient Funds, Global Alpha Fund, International Adaptive Moving Average Fund, and U.S. Adaptive Moving Average Fund may engage in “short sale” transactions. A short sale involves the sale by a Fund of a listed futures contract, security or commodity that it does not own at a specified price on a future date. Entering into a short sale transaction, the Fund would generally expect the trading price of the subject listed futures contract, security or commodity to be lower on the specified future date than the price at which it agreed to sell the security or commodity. The Fund would hope to acquire the listed futures contract, security or commodity at a lower price on such date, thereby realizing a gain equal to the difference in the acquisition price and the sale price (less any costs). The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the listed futures contract, security, commodity or derivative subject to a short sale transaction increases during the period covered by the contract, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered (plus any costs). Because it requires little or no money to enter into a short sale transaction, a Fund could potentially lose more money than the actual cost of entering into the transaction.

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Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. A Fund engaging in short sale transactions may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

SUPRANATIONAL SECURITIES. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue Treasury Regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Fund’s business of investing in stock or securities. Accordingly, Treasury Regulations may be issued in the future that could treat some or all of a Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the Treasury Regulations are applicable. If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

TRACKING STOCKS. Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. To the extent each Fund invests in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, such obligations may be short-, intermediate- or long-term. The Funds may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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PROXY VOTING POLICY

The Trust has adopted as its proxy voting policy for each Fund the proxy voting policy and guidelines of each Fund’s Sub-Adviser. The Trust has delegated to each Sub-Adviser the authority and responsibility for voting proxies related to the portfolio securities held by each Fund. The remainder of this section discusses the Funds’ proxy voting policies and guidelines that each Sub-Adviser complies with when voting proxies related to the Funds’ portfolio holdings.

MIC Managed Funds. MIC through its Proxy Voting Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the “MIC Voting Guidelines”). For non-U.S. companies without significant U.S. operations, MIC seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the “ISS Voting Guidelines” and, collectively with the MIC Voting Guidelines, each as in effect from time-to-time, the “Voting Guidelines”). MIC, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the Funds.

MIC takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:

● Align the interests of a company’s management and board of directors with those of the company’s shareholders

● Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company

● Uphold the rights of a company’s shareholders by voting on those matters submitted to shareholders for approval

● Promote adequate disclosure about a company’s business operations and financial activity

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, MIC weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest. In these markets, MIC generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires “share blocking” pursuant to which a Fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the Fund’s custodian bank. MIC generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the Funds’ portfolio managers not being able to sell the Funds’ shares of such securities while the shares are blocked). Therefore, if share blocking is required, MIC typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a Fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A Fund may recall the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.

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Material Conflicts of Interest. MIC seeks to avoid material conflicts of interest between a Fund and the Fund’s shareholders, on the one hand, and BNY’s investment adviser (the “BNY Investment Adviser”), MIC, the Distributor, or any affiliated person of the Fund, BNY Investment Adviser, MIC or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research provided by third party proxy advisory services (including ISS and Glass Lewis, together the “Proxy Advisors”) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is MIC’s view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, MIC engages a third party as an independent fiduciary to vote all proxies for securities of BNY and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY’s Board of Directors, but material conflicts of interests may also arise due to relationships involving MIC and/or MIC employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide MIC with instructions as to how to vote such proxy. In the latter case, MIC will vote the proxy in accordance with the independent fiduciary’s determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders (“mirror voting”); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients’ best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed MIC is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, and research provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by MIC.

MIC will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority. MIC’s Voting Guidelines are also available publicly on our website at www.Mellon.com.

Fixed Income Funds. The Trust has adopted as its proxy voting policies for each Fixed Income Fund the proxy voting guidelines of Voya IM. Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM aims to vote proxies in the shareholders’ best interests and will generally support management’s recommendations when they align with long-term shareholder value and effective governance. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

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NIMNA Managed Funds. NIMNA has adopted policies and procedures reasonably designed to vote proxies in a manner that is in the best interest of its clients. As a fiduciary and to meet its obligations as an SEC registered investment adviser, NIMNA, a subsidiary of BNY, owes its clients, including each Fund, a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights. This summary describes NIMNA’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to NIMNA by its clients, including each Fund.

Where applicable, NIMNA will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of Fund assets. NIMNA will exercise voting rights in a prudent and diligent manner and in the best interests of each Fund.

NIMNA has established overarching voting guidelines which inform its ultimate voting decision, based on guidance established by internationally recognized governance principles, including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.

NIMNA has used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for NIMNA. This policy will be applied to all NIMNA’s votable holdings, enabling a universal approach to NIMNA’s voting while allowing it to deploy in-depth case-by-case analysis from NIMNA’s stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of NIMNA’s investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from NIMNA’s bespoke policy’s recommendation.

NIMNA’s active approach to voting means that its voting decisions reflect its investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices, and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

NIMNA seeks to make proxy voting decisions that are in the best long-term financial interests of each Fund, and which seek to support investor value creation by supporting proposals that are consistent with NIMNA’s corporate governance views and investment case.

In general, voting decisions are taken consistently across all NIMNA’s clients that are invested in the same underlying company. This is in line with NIMNA’s investment process that focuses on the long-term success of the investee company. Further, it is NIMNA’s intention to exercise voting rights in all circumstances where it retains voting authority.

All voting opportunities are communicated to NIMNA by way of an electronic voting platform.

NIMNA’s Responsible Investment team reviews all resolutions for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, NIMNA may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Each voting decision is submitted via the electronic voting service by a member of NIMNA’s Responsible Investment team but can only be executed by way of an alternate member of the team approving the vote within the same system.

Members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.

NIMNA utilizes an independent voting service provider for the purposes of managing upcoming meetings and instructing voting decisions via its electronic platform, and for providing research. The external voting service provider’s voting recommendations are not routinely followed; rather, it is only in the event that NIMNA recognizes a potential material conflict of interest that the recommendation of NIMNA’s external voting service provider will be applied.

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NIMNA’s external voting provider is subject to the requirements set by NIMNA’s Vendor Management Oversight Group. As such, regular due diligence meetings are held which include reviews of its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, NIMNA participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between NIMNA’s expectations and the voting recommendations provided by the external provider.

Where NIMNA acts as a proxy for each Fund, a conflict could arise between NIMNA, the investee company, and/or each Fund when exercising voting rights. NIMNA has in place procedures for ensuring potential material conflicts of interests are mitigated, while each Fund’s voting rights are exercised in its best interests. NIMNA seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any NIMNA client relationship factors, among other considerations.

Where a potential material conflict of interest exists between NIMNA, the underlying company, and/or each Fund, the voting recommendations of an independent third-party proxy service provider will be applied.

NIMNA publishes various items related to its approach, engagements, and proxy voting decisions. NIMNA’s proxy voting policy and procedures are also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, NIMNA will provide clients, including each Fund, with information on how their proxies were voted by NIMNA. In addition, NIMNA will submit any applicable regulatory filings related to its proxy voting approach and decisions as required. Records are kept of all voting decisions, including evidence of the submission and approval process, which are subject to external audit. In addition, the NIMNA Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.

All Funds. A complete copy of each Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the Funds’ website at www.wisdomtree.com/us or the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any regulations of a Fund’s Listing Exchange and other applicable SEC regulations, orders, and no-action relief. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

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Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund will disclose its complete portfolio holdings online at www.wisdomtree.com/us/products. Online disclosure of such holdings is publicly available at no charge.

Each Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INDEX DESCRIPTIONS

A description of each Index on which an Index Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index (except the BVP Nasdaq Emerging Cloud Index, the underlying index of the Cloud Computing Fund), including the constituents and weightings of the Indexes and the Index methodologies, which contain the rules that govern, among other things, the security selection criteria for the Indexes and the weighting of selected securities in each Index, is available at wisdomtree.com/investments/index. Additional information about the BVP Nasdaq Emerging Cloud Index, including the constituents and weightings of the Index, as well as the Index methodology, which contains the rules that govern the Index, is available on Nasdaq Inc.’s website.

Constituent Selection Criteria (except for the BVP Nasdaq Emerging Cloud Index).

The underlying indexes of WisdomTree Dynamic International Equity Fund, WisdomTree Dynamic International SmallCap Equity Fund, and WisdomTree True Emerging Markets Fund are overseen by the standing WisdomTree Global, International and EM Equity Index Committee (the “Global, International and EM Equity Index Committee”). The Global, International and EM Equity Index Committee is responsible for making broad decisions with respect to the implementation, ongoing management, operation, and administration of the applicable indexes. The primary function of the Global, International and EM Equity Index Committee is to seek to ensure the applicable index methodologies it oversees are implemented correctly. The Global, International and EM Equity Index Committee selects all constituents meeting the eligibility criteria described herein in their discretion. In addition, any changes to or deviations from the methodologies are intended to enable each applicable index to continue to achieve its objective and will be made in the sole judgment and discretion of the Global, International and EM Equity Index Committee.

WisdomTree BioRevolution, WisdomTree Team8 Cybersecurity, and WisdomTree Artificial Intelligence & Innovation Indexes. Common stocks, REITs (except mortgage REITs), tracking stocks, holding companies, ADRs, GDRs and EDRs are eligible for inclusion in each Index. Limited partnerships, limited liability companies, royalty trusts, Business Development Companies, mortgage REITs, preferred stocks, closed-end funds, passive foreign investment companies (“PFICs”), ETFs and derivative securities, such as warrants and rights, are not eligible for inclusion in the Indexes.

WisdomTree Classiq Quantum Computing Index. Common stocks, REITs (except mortgage REITs), tracking stocks, holding companies, ADRs, GDRs and EDRs are eligible for inclusion in the Index. Limited partnerships, limited liability companies, royalty trusts, Business Development Companies, preferred stocks, closed-end funds, PFICs, ETFs, and derivative securities, such as warrants and rights are not eligible for inclusion in the Index.

WisdomTree Dynamic International Equity and WisdomTree Dynamic International SmallCap Equity Indexes. Each Index is derived from the WisdomTree International Equity Index. Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in each Index. ADRs, GDRs and EDRs, limited partnerships, PFICs, royalty trusts, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible for inclusion in the Indexes.

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WisdomTree International Adaptive Moving Average Index. The Index is composed of equity constituents of the WisdomTree International LargeCap Index, a market-capitalization weighted index composed of equity securities of international large capitalization companies, and U.S. Treasury bills.

WisdomTree Physical AI, Humanoids, and Drones Index. Common stocks, REITs (except mortgage REITs), tracking stocks, holding companies, ADRs, GDRs and EDRs are eligible for inclusion in the Index. Limited partnerships, limited liability companies, royalty trusts, Business Development Companies, preferred stocks, closed-end funds, PFICs, ETFs and derivative securities, such as warrants and rights, are not eligible for inclusion in the Index.

WisdomTree True Emerging Markets Index. The Index is comprised of stocks of emerging market companies that are not listed or incorporated in China, Taiwan, or South Korea that are not state owned. Additional specific country restrictions include: (i) in India, only securities whose foreign ownership limits have yet to be breached are eligible for inclusion in the Index; and (ii) in Argentina, Peru and Russia, only ADRs or GDRs are eligible for inclusion. Local exchange shares are eligible for inclusion in the Index for all other eligible countries. Limited partnerships, limited liability companies, royalty trusts, preferred stock, rights and other derivative securities are not eligible for inclusion in the Index.

WisdomTree U.S. Adaptive Moving Average Index. The Index is composed of equity constituents of the WisdomTree 500 Index, a market-capitalization weighted index composed of equity securities of U.S. large-capitalization companies, and U.S. Treasury bills.

WisdomTree U.S. High Yield Corporate Bond Index. The Index is composed of high-yield U.S. dollar denominated corporate bonds of public issuers domiciled in the United States with at least one year to maturity. Each issue is classified into one of five sectors: Industrial, Financial, Utility, Consumer, or Energy. Government, quasi-government, foreign agencies, or supra-national issuers are not eligible for inclusion in the Index. Bonds of U.S. and non-U.S. issuers initially offered and sold outside the U.S. without registration with the SEC (i.e., Regulation S bonds) are not eligible for inclusion in the Index.

WisdomTree U.S. Quality Corporate Bond Index. The Index is composed of investment grade U.S. dollar denominated corporate bonds of public issuers domiciled in the United States. Each issue is classified into one of three sectors: Industrial, Financial, or Utility. Government, quasi government, foreign agencies, or supra-national issuers are not eligible for inclusion in the Index.

WisdomTree U.S. Short-term Quality Corporate Bond Index. The Index is composed of investment grade U.S. dollar denominated corporate bonds of public issuers domiciled in the United States with at least one year to maturity and at most five years to maturity. Each issue is classified into one of three sectors: Industrial, Financial, or Utility. Government, quasi government, foreign agencies, or supra-national issuers are not eligible for inclusion in the Index.

Index Screening/Rebalance Dates.

WisdomTree BioRevolution, WisdomTree Team8 Cybersecurity, WisdomTree Classiq Quantum Computing Index, WisdomTree Physical AI, Humanoids, and Drones Index, and WisdomTree Artificial Intelligence & Innovation Index. The WisdomTree BioRevolution Index and WisdomTree Team8 Cybersecurity Index are rebalanced and/or reconstituted on a semi-annual basis. The WisdomTree Artificial Intelligence & Innovation Index, the WisdomTree Classiq Quantum Computing Index, and the WisdomTree Physical AI, Humanoids, and Drones Index are rebalanced and/or reconstituted on a quarterly basis. Except as otherwise indicated by an index provider or relevant index Committee, new securities are added to an Index only during a reconstitution of the Index.

BVP Nasdaq Emerging Cloud Index. The BVP Nasdaq Emerging Cloud Index is rebalanced or reconstituted on a semi-annual basis in February and August. New securities are added to the Index only during the semi-annual rebalance. The Index employs an equal-dollar weighting methodology such that each company’s Index market value is rebalanced semi-annually to an equal-dollar value corresponding to an equal percent weight of the Index’s aggregate market value.

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WisdomTree Dynamic International Equity, WisdomTree Dynamic International SmallCap Equity, and WisdomTree True Emerging Markets Indexes. Each Index is rebalanced or reconstituted on an annual basis. Except as otherwise indicated by the index provider, new securities are added to the Index only during the rebalances.

WisdomTree International Adaptive Moving Average Index and WisdomTree U.S. Adaptive Moving Average Index. Each Index is reconstituted based on the moving average crossover ratio, which is monitored daily. The Index Committee may determine to rebalance and/or reconstitute the Index more frequently in response to volatility in the market, shifts in exposure away from certain sectors, geopolitical events, or other similar circumstances. Except as otherwise indicated by the Index Provider, new securities are added to the Index only during a reconstitution of the Index. Between reconstitution or rebalance dates, a constituent can be deleted from the Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings.

WisdomTree U.S. Quality Corporate Bond, WisdomTree U.S. High Yield Corporate Bond, and WisdomTree U.S. Short-term Quality Corporate Bond Indexes. The WisdomTree U.S. High Yield Corporate Bond Index is rebalanced or reconstituted on a semi-annual basis on the last business days of May and November. New securities are added to the Index only during the semi-annual rebalance. The WisdomTree U.S. Quality Corporate Bond Index and the WisdomTree U.S. Short-term Quality Corporate Bond Index are rebalanced on a quarterly basis on the last business days of February, May, August and November. New securities are added to the Index only during the quarterly rebalance.

All Indexes, except BVP Nasdaq Emerging Cloud Index. Index rebalance and reconstitution schedules change from time to time. The latest Index calendar is available at www.wisdomtree.com/us/indexes. The Indexes are rebalanced in the month following the screening date.

All Indexes. During the rebalance on the annual, semi-annual, or quarterly screening date, as applicable, securities are screened to determine whether they comply with the Index methodology and are eligible to be included in the Index. This date is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet Index requirements are added to the Index, and securities that do not meet such requirements are dropped from the Index. In response to market conditions, security, country and sector weights may fluctuate above or below a specified cap between Index screening dates.

Index Maintenance.

All Indexes, except BVP Nasdaq Emerging Cloud Index. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, stock dividends, spin-offs, corporate restructurings and other corporate actions. Any corporate action will generally be implemented after the close of trading on the day prior to the ex-date of such corporate action. Whenever possible, changes to an Index’s constituents, such as deletions, as a result of corporate actions, will be announced at least two business days prior to their implementation date.

Moreover, for each WisdomTree Index (except the WisdomTree U.S. Quality Corporate Bond, WisdomTree U.S. High Yield Corporate Bond, and WisdomTree U.S. Short-term Quality Corporate Bond Indexes), should the collective weight of Index constituent securities whose individual current weights equal or exceed 5% of an Index, when added together, exceed 50% of such Index, the weightings in those constituent securities will be reduced so that their collective weight equals 40% of the Index as of the close of the current calendar quarter, and other constituents in the Index will be rebalanced.

BVP Nasdaq Emerging Cloud Index. Index maintenance occurs throughout the year and includes implementing adjustments for corporate actions.

WisdomTree Dynamic International Equity, WisdomTree Dynamic International SmallCap Equity, and WisdomTree True Emerging Markets Indexes. For each Index, should any company achieve a weighting equal to or greater than 24% of the Index, its weighting will be reduced at the close of the current calendar quarter, and other constituents in the Index will be rebalanced.

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Index Availability.

All Indexes. Although U.S. and European WisdomTree Indexes are calculated and disseminated throughout each day the Listing Exchange is open for trading, all Global, International, and Emerging Markets WisdomTree Indexes are calculated only on an end-of-day basis due to differences in time zone and the fact that these markets are not open during the Listing Exchanges’ market hours.

Volume Factor Adjustments.

WisdomTree Dynamic International Equity, WisdomTree Dynamic International SmallCap Equity, and WisdomTree True Emerging Markets Indexes – Applying the Calculated Volume Factor Adjustment. After applying the initial Index eligibility criteria screens and weighting scheme, each Index constituent’s “calculated volume factor” is determined. The calculated volume factor is the security’s average daily dollar trading volume for the three months preceding the Index screening date divided by the security’s weight in the Index. If a constituent security’s calculated volume factor is:

(i)       at least $400 million, the security is included in the Index and its weight in the Index is not reduced.

(ii)	less than $200 million and the security was not in the Index immediately prior to the Index screening date, the security is deleted from the Index and its weight is allocated pro rata among the remaining constituent securities. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $100 million, the security is deleted from the Index. Accordingly, 2% of the Index’s weight would be reallocated among the other Index constituents on a pro rata basis.

(iii)	less than $200 million and the security was in the Index immediately prior to the Index screening date, the security’s weight in the Index will be reduced in the manner described in (iv) below.

(iv)	$200 million or more, but less than $400 million, the security’s weight in the Index will be reduced. The constituent security’s reduced weight is calculated by dividing its calculated volume factor by $400 million and multiplying this fraction by the company’s weight. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $300 million, the security’s weight in the Index is reduced to 1.5% (i.e., the outcome of dividing $300 million by $400 million and multiplying by 2%). The reduction in weight is reallocated pro rata among the other constituent securities in the Index. Accordingly, 0.5% of the Index’s weight would be reallocated among the other Index constituents on a pro rata basis.

In response to market conditions and volume factor adjustments, security, country, and sector weights may fluctuate above or below a specified cap intra rebalance. The weights will be reset at each annual rebalance date.

All Indexes, except BVP Nasdaq Emerging Cloud Index.

Changes to the Index Methodology. The WisdomTree Indexes are governed by published, rules-based methodologies. Changes to a methodology will be publicly disclosed at www.wisdomtree.com/us/index-notices.

Index Calculation Agent. To minimize any potential for conflicts caused by the fact that WisdomTree and its affiliates act as index provider and investment adviser to certain Funds, WisdomTree has retained an unaffiliated third party to calculate each Index (the “Calculation Agent”). The Calculation Agent, using the applicable rules-based methodology, will calculate and disseminate the Indexes on a daily basis. WisdomTree will monitor the results produced by the Calculation Agent to help ensure that the Indexes are being calculated in accordance with the applicable rules-based methodology. In addition, WisdomTree and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Indexes from being used or disseminated in an improper manner. Furthermore, WisdomTree and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds’ portfolio strategies.

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INVESTMENT LIMITATIONS

The following fundamental and non-fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental or non-fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index, if applicable, without a shareholder vote provided that it obtains Board approval and where required, provides its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The investment policies and limitations set forth below are fundamental and may not be changed without shareholder approval. As a general matter, a Fund may not engage in the activities described in the policies below except to the extent permitted by the 1940 Act.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

All Index Funds (except the Cloud Computing Fund). Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index (as applicable) concentrates in the securities of a particular industry or group of industries.

Cloud Computing Fund. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

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U.S. Efficient Core Fund. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

International Efficient Core Fund and Emerging Markets Efficient Core Fund. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Efficient U.S. Plus International Equity Fund and Efficient Long/Short U.S. Equity Fund. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same particular industry or group of industries.

Space Economy Fund. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate (i.e., invest more than 25% of its net assets) in securities in the Capital Goods and Technology Hardware & Equipment groups of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The investment policies set forth below may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

Unless indicated otherwise below, each Index Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

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The Cloud Computing Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Cloud Computing Companies and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such Cloud Computing Companies.

The Cybersecurity Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of exchange-listed companies that are primarily engaged in cybersecurity activities.

The U.S. Corporate Bond Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. corporate bonds and/or investments that have economic characteristics that are substantially similar to the economic characteristics of U.S. corporate bonds.

The U.S. Short-Term Corporate Bond Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. corporate bonds and/or investments that have economic characteristics that are substantially similar to the economic characteristics of U.S. corporate bonds.

The Efficient Long/Short U.S. SmallCap Equity Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. small-capitalization equity securities and derivative instruments that provide exposure to U.S. small-capitalization equity securities.

The Efficient Long/Short U.S. Equity Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities and derivative instruments that provide exposure to U.S. equity securities.

The Efficient U.S. Plus International Equity Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments, including common stocks and futures contracts, that provide exposure to the U.S. or international equity markets.

The Emerging Markets Efficient Core Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments consistent with the Fund’s Emerging Markets Efficient Core strategy.

The Space Economy Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Space Economy Companies and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such Space Economy Companies.

The U.S. Efficient Core Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of U.S. issuers and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such securities.

All Funds. For purposes of the 80% investment policy described above, an investment is considered tied to a particular country or region if the issuer conducts its primary business activities (“Primary Business Activities”) in that country or region. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

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If, subsequent to an investment, a Fund’s 80% investment policy is no longer met, such Fund’s future investments will be made in a manner that will bring the Fund into compliance with its policy, absent an applicable exception pursuant to Rule 35d-1 under the 1940 Act.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations to “seed” (in whole or in part) funds, including the Funds, as they are launched or thereafter, may purchase shares from broker-dealers or other investors that have previously provided “seed” for funds, including the Funds, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more brokers, dealers, and investment firms, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices, or redeemed in Creation Unit Aggregations through an Authorized Participant. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•	privately negotiated transactions;
•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•	any other method permitted pursuant to applicable law.

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The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Funds being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor, and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

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The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies, and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Advisers, as applicable, provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreements (each as defined below) with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers, and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions held and length of time served with the Trust, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Each Executive Officer of the Trust was appointed by and serves at the pleasure of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

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The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (more than 80%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust
Jonathan L. Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	95	Director, WisdomTree and WisdomTree Asset Management
Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	95	None
Phillip Goff (1963)	Trustee, 2024-present	Private Investor since 2017; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/ Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	95	None
Joel H. Goldberg[2,3] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; U.S. Securities and Exchange Commission, Division of Investment Management from 1973 to 1983 (Director from 1981 to 1983).	95	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region)
Toni M. Massaro[3] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	95	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Melinda A. Raso Kirstein[4] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	95	Associate Alumnae of Douglass College, Chair of Investment Committee
Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor since 2005; Retired Chairman of MONY Securities Corporation, Enterprise Capital Management from 1991 to 2004.	95	None
Officers of the Trust
Jonathan L. Steinberg (1964)	President, 2005-present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	95	See Interested Trustees Table Above
David Castano (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	95	None
Terry Jane Feld (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	95	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Joanne Antico (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021.	95	None
Clint Martin (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	95	None
Sherry Scarvey (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	95	None
Heidi Loeffert (1973)	Assistant Secretary, 2024-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2024; Senior Paralegal at Perkins Coie LLP from 2022 to 2024; Paralegal, Corporate and Securities at GitLab Inc., from 2021 to 2022; Legal Department Manager, Senior Paralegal and Assistant Secretary at L.B. Foster Company from 2019 to 2021.	95	None
Olivia Lanagan (1996)	Assistant Secretary, 2026-Present	Senior Investment Management Counsel at WisdomTree Asset Management since 2026; Associate at Ropes & Gray LLP from 2021 to 2026.	95	None

[1]	Chair of the Audit Committee.
[2]	Chair of the Contracts Review Committee.
[3]	Co-Chair of the Governance, Nominating, and Compliance Committee.
[4]	Chair of the Investment Committee.

+	As of the date of this SAI.

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Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik, Goff, and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended June 30, 2026, the Audit Committee held eight meetings.

Governance, Nominating, and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating, and Compliance Committee. The principal responsibilities of the Governance, Nominating, and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Funds and their service providers as reported to the Board. While the Governance, Nominating, and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating, and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating, and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Exchange Act, in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating, and Compliance Committee. During the fiscal year ended June 30, 2026, the Governance, Nominating, and Compliance Committee held four meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended June 30, 2026, the Contracts Review Committee held one meeting.

Investment Committee. Ms. Raso Kirstein and Messrs. Goff, Goldberg, and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee, and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine, and provide recommendations to the Board as needed in respect of the foregoing matters. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended June 30, 2026, the Investment Committee held twelve meetings.

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Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer, and director of WisdomTree and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a major public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goff is qualified to serve as a Trustee of the Funds because of the experience he gained as an independent trustee of the RBC Funds Trust, Senior Vice President and Funds Treasurer with TIAA, and senior audit manager in a major public accounting firm, as well as his experience in and knowledge of mutual fund administration and the financial services industry more generally.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, ETFs, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax-exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

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Fund Shares Owned by Board Members. The table below shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of each Fund.

Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*, **
Interested Trustee
Jonathan L. Steinberg	None	None	Over $100,000
Independent Trustees
David G. Chrencik	Quantum Computing Fund	$10,001 - $50,000	Over $100,000
	Cybersecurity Fund	$10,001 - $50,000
Phillip Goff	None	None	Over $100,000
Joel H. Goldberg	None	None	Over $100,000
Toni M. Massaro	Artificial Intelligence and Innovation Fund	Over $100,000	Over $100,000
	Cloud Computing Fund	$10,001 - $50,000
Melinda A. Raso Kirstein	None	None	Over $100,000
Victor Ugolyn	None	None	Over $100,000

*	Values are based on Trustee ownership as of December 31, 2025.

**	The Trust is the only trust in the “Family of Investment Companies.”

Board Compensation. The table below sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended June 30, 2026.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0
Independent Trustees
David G. Chrencik	421,884	None	None	421,884
Phillip Goff	383,531	None	None	383,531
Joel H. Goldberg	441,060	None	None	441,060
Toni M. Massaro	402,707	None	None	402,707
Melinda A. Raso Kirstein	421,884	None	None	421,884
Victor Ugolyn	575,296	None	None	575,296

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), please see Appendix A for the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund as of September 30, 2026.

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Certain officers, employees, accounts, or affiliates of WisdomTree Asset Management (such as WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of a Fund, to facilitate the Funds’ achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control a Fund (i.e., own greater than 25% of the Fund’s shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of a Fund would be maintained at such levels, or that a Fund would continue to meet applicable listing requirements, which could negatively impact that Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also provides proactive oversight of the Sub-Advisers’ daily monitoring of their purchases and sales of Fund securities, and regular review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services, and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

•	Overseeing the Trust’s insurance program;
•	Overseeing and coordinating all governance matters for the Trust;
•	Coordinating meetings of the Board;
•	Devoting time and resources to maintaining an efficient market for each Fund’s shares;
•	Coordinating with outside counsel on all Trust related legal matters;
•	Coordinating the preparation of the Trust’s financial statements;
•	Coordinating all regulatory filings and shareholder reporting;
•	Overseeing each Fund’s tax status and tax filings;
•	Maintaining and updating a website for certain required disclosures; and
•	Providing shareholders with additional information about the Funds.

For its services, each Fund pays WisdomTree Asset Management a management fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Fund	Management Fee
Dynamic International Equity Fund	0.40%
Dynamic International SmallCap Equity Fund	0.48%
International Adaptive Moving Average Fund	0.42%
Global Alpha Fund	0.88%
U.S. Adaptive Moving Average Fund	0.32%
U.S. Corporate Bond Fund	0.18%
U.S. High Yield Corporate Bond Fund	0.38%
U.S. Short-Term Corporate Bond Fund	0.18%
U.S. Efficient Core Fund	0.20%
Emerging Markets Efficient Core Fund	0.32%
International Efficient Core Fund	0.26%
Efficient Long/Short U.S. Equity Fund	0.88%

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Efficient U.S. Plus International Equity Fund	0.35%
Efficient Long/Short U.S. SmallCap Equity Fund	0.88%
BioRevolution Fund	0.45%
Cloud Computing Fund	0.45%
Cybersecurity Fund	0.45%
Artificial Intelligence and Innovation Fund	0.45%
Quantum Computing Fund	0.45%
Space Economy Fund	0.75%
Physical AI, Humanoids, and Drones Fund	0.45%
True Emerging Markets Fund	0.32%

Pursuant to the terms of an investment advisory agreement on behalf of the Funds, WisdomTree Asset Management has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer, and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the management fee payable by the Funds to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund and is liable and responsible for, and administers payments to, the CCO, the Independent Trustees, and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

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For the following periods, the Adviser received the following management fees from the Funds:

		For the Fiscal Year Ended June 30, 2026			For the Fiscal Year Ended June 30, 2025			For the Fiscal Year Ended June 30, 2024
Fund	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived	Net Advisory Fee
Dynamic International Equity Fund	1/7/16	$4,371,927	$(5,316)	$4,366,611	$1,457,055	-	$1,457,055	$980,402	-	$980,402
Dynamic International SmallCap Equity Fund	1/7/16	$2,109,882	$(11,522)	$2,098,360	$1,724,580	$(109)	$1,724,471	$1,099,391	-	$1,099,391
International Adaptive Moving Average Fund[1]	3/12/26	$69,364	-	$69,364	n/a	n/a	n/a	n/a	n/a	n/a
Global Alpha Fund[2]	10/8/26	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
U.S. Adaptive Moving Average Fund[1]	3/12/26	$146,894	-	$146,894	n/a	n/a	n/a	n/a	n/a	n/a
U.S. Corporate Bond Fund	4/27/16	$32,335	-	$32,335	$32,058	-	$32,058	$19,250	-	$19,250
U.S. High Yield Corporate Bond Fund	4/27/16	$807,747	$(1,562)	$806,185	$807,771	$(277)	$807,494	$844,935	-	$844,935
U.S. Short-Term Corporate Bond Fund	4/27/16	$92,717	-	$92,717	$84,578	-	$84,578	$82,467	-	$82,467
U.S. Efficient Core Fund	8/2/18	$2,551,016	-	$2,551,016	$2,312,502	-	$2,312,502	$1,861,016	-	$1,861,016
Emerging Markets Efficient Core Fund	5/20/21	$133,750	-	$133,750	$89,925	-	$89,925	$150,469	-	$150,469
International Efficient Core Fund	5/20/21	$1,186,112	-	$1,186,112	$925,135	-	$925,135	$748,229	-	$748,229
Efficient Long/Short U.S. Equity Fund[3]	1/22/26	$46,703	-	$46,703	n/a	n/a	n/a	n/a	n/a	n/a

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Efficient U.S. Plus International Equity Fund[4]	3/19/26	$20,745	-	$20,745	n/a	n/a	n/a	n/a	n/a	n/a
Efficient Long/Short U.S. SmallCap Equity Fund[2]	10/8/26	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
BioRevolution Fund	6/3/21	$10,742	-	$10,742	$9,971	-	$9,971	$11,447	-	$11,447
Cloud Computing Fund	9/6/19	$1,274,585	$(1,212)	$1,273,373	$1,954,854	-	$1,954,854	$2,876,095	-	$2,876,095
Cybersecurity Fund	1/28/21	$494,968	$(28)	$494,940	$520,791	-	$520,791	$281,946	-	$281,946
Artificial Intelligence and Innovation Fund	12/9/21	$1,858,557	$(518)	$1,858,039	$922,228	-	$922,228	$880,310	-	$880,310
Quantum Computing Fund[5]	10/9/25	$194,235	$(1,687)	$192,548	n/a	n/a	n/a	n/a	n/a	n/a
Space Economy Fund[2]	7/9/26	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Physical AI, Humanoids, and Drones Fund[6]	5/14/26	$5,386	-	$5,386	n/a	n/a	n/a	n/a	n/a	n/a
True Emerging Markets Fund	9/22/22	$288,203	$(28)	$288,175	$199,670	-	$199,670	$98,887	-	$98,887

_____________________________________

1	The Fund commenced operations on March 12, 2026 and, therefore, did not pay any advisory fees for the fiscal years ended June 30, 2025 and June 30, 2024.
2	The Fund did not commence operations until after June 30, 2026 and, therefore, did not pay any advisory fees for the fiscal years ended June 30, 2026, June 30, 2025 and June 30, 2024.
3	The Fund commenced operations January 22, 2026 and, therefore, did not pay any advisory fees for the fiscal years ended June 30, 2025 and June 30, 2024.
4	The Fund commenced operations March 19, 2026 and, therefore, did not pay any advisory fees for the fiscal years ended June 30, 2025 and June 30, 2024.
5	The Fund commenced operations on October 9, 2025 and, therefore, did not pay any advisory fees for the fiscal years ended June 30, 2025 and June 30, 2024.
6	The Fund commenced operations May 14, 2026 and, therefore, did not pay any advisory fees for the fiscal years ended June 30, 2025 and June 30, 2024.

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The Adviser, from its own resources, including profits from management fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement, with respect to each Fund, is terminable without any penalty, by vote of the Board, including a majority of the Independent Trustees of the Trust, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisers

Mellon Investments Corporation. MIC serves as sub-adviser to the MIC Managed Funds pursuant to an investment sub-advisory agreement between WisdomTree Asset Management and MIC (the “MIC Sub-Advisory Agreement”) and is responsible for the day-to-day management of the MIC Managed Funds. MIC, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 500 Ross Street, Pittsburgh, Pennsylvania, 15258. MBC Investments Corporation owns between 80% and 100% of MIC, with up to 20% owned by certain MIC employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation. MIC manages each MIC Managed Fund’s portfolio investments and places orders to buy and sell each Fund’s portfolio investments. WisdomTree Asset Management pays MIC for providing sub-advisory services to the MIC Managed Funds.

MIC believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent MIC from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The MIC Sub-Advisory Agreement, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the MIC Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The MIC Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The MIC Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. MIC utilizes a team of investment professionals acting together to manage the assets of each MIC Managed Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in each Fund’s portfolio as it deems appropriate in the pursuit of each Fund’s investment objective.

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Each MIC Managed Fund is managed by MIC’s Equity Index Strategies Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Marlene Walker-Smith, David France, Todd Frysinger, and Vlasta Sheremeta. As of June 30, 2026, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Marlene Walker-Smith	155	$204.0 billion	144	$165.6 billion	216	$171.5 billion
David France	140	$179.9 billion	112	$139.3 billion	52	$136.3 billion
Todd Frysinger	140	$179.9 billion	112	$139.3 billion	52	$136.3 billion
Vlasta Sheremeta	140	$179.9 billion	112	$139.3 billion	52	$136.3 billion

Portfolio Manager Fund Ownership. As of June 30, 2026, none of the portfolio managers owned shares of the Funds.

Portfolio Manager Compensation. MIC’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients. Its incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to MIC’s overall performance, the team’s performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass MIC’s investment professional rewards program:

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan (applicable only to select senior individuals)
•	BNY restricted stock units

Newton Investment Management North America, LLC. NIMNA serves as sub-adviser and is responsible for the day-to-day management of the NIMNA Managed Funds pursuant to an investment sub-advisory agreement between WisdomTree Asset Management and NIMNA (the “NIMNA Sub-Advisory Agreement”). NIMNA, a registered investment adviser, specializes in multi-asset solutions and quantitative investment strategies. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. NIMNA is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation. NIMNA manages the NIMNA Managed Funds’ portfolio investments and places orders to buy and sell the Funds’ portfolio investments. WisdomTree Asset Management pays NIMNA for providing sub-advisory services to the NIMNA Managed Funds.

NIMNA believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent NIMNA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The NIMNA Sub-Advisory Agreement, with respect to the NIMNA Managed Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the NIMNA Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The NIMNA Sub-Advisory Agreement is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The NIMNA Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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Portfolio Managers. The NIMNA Managed Funds are managed by NIMNA’s Multi-Asset Solutions Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Funds’ portfolio are James Stavena, Torrey Zaches, and Louis Mangini. James Stavena, Head of Portfolio Management, Multi-Asset Solutions, has been a portfolio manager of the Funds since their inception. Torrey Zaches, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Funds since their inception. Louis Mangini, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Funds since November 2026. As of June 30, 2026, the portfolio managers were primarily responsible for the day-to-day management of the following accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
James Stavena*	2	$193 million	19	$2.7 billion	30	$9.4 billion
Torrey Zaches**	1	$177 million	0	n/a	6	$1.1 billion
Louis Mangini**	1	$177 million	0	n/a	6	$1.1 billion

*	Mr. Stavena manages one account that is subject to a performance-based management fee. The account had a total of $501 million in assets under management as of June 30, 2026.
**	Mr. Zaches does not manage any accounts that are subject to a performance-based management fee.
**	Mr. Mangini does not manage any accounts that are subject to a performance-based management fee.

Portfolio Manager Fund Ownership. As of June 30, 2026, none of the portfolio managers owned shares of the Funds.

Portfolio Manager Compensation. NIMNA employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.

Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has NIMNA real equity, and awards made under a deferred cash plan linked to the performance of a basket of NIMNA-managed portfolios (pooled vehicles). This approach aligns NIMNA closely with clients and provides employees with an appropriately balanced discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of NIMNA-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the NIMNA real equity plan and a portion in the deferred cash plan linked to the performance of a basket of NIMNA-managed portfolios (pooled vehicles).

For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the Portfolio Management Team, and the remaining portion is linked to the performance of the NIMNA-wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.

For awards made under the NIMNA equity plan the value of NIMNA equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the NIMNA business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIMNA shares with voting rights) retains 100% control of NIMNA.

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Voya Investment Management Co. LLC. Voya IM serves as sub-adviser and is responsible for the day-to-day management of the Fixed Income Funds pursuant to an investment sub-advisory agreement between WisdomTree Asset Management and Voya IM (the “Voya Sub-Advisory Agreement,” and collectively with the MIC Sub-Advisory Agreement and the NIMNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 200 Park Avenue, New York, New York 10166. Voya IM is a majority-owned indirect subsidiary of Voya Financial, Inc. (“Voya Financial”), a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Fixed Income Fund and places orders to buy and sell each such Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fixed Income Funds.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Voya Sub-Advisory Agreement, with respect to the Fixed Income Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Voya Sub-Advisory Agreement is terminable without any penalty, by (i) vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on not more than sixty (60) days’ written notice to the Sub-Adviser, (ii) WisdomTree Asset Management or the Sub-Adviser for cause on at least sixty (60) days’ written notice to the other party, and (iii) WisdomTree Asset Management or the Sub-Adviser on at least 120 days’ written notice to the other party prior to any annual renewal term. The Voya Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. The U.S. Corporate Bond Fund and U.S. Short-Term Corporate Bond Fund are managed by Voya IM’s Investment Grade Credit Portfolio Management Team. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Travis King and Lenny Zhang. As of June 30, 2026, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Travis King	0	0	0	0	42	$24.7 billion
Lenny Zhang	0	0	0	0	2	$70.9 million

The U.S. High Yield Corporate Bond Fund is managed by Voya IM’s Leveraged Credit team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Scott Frost and David Oberto. As of June 30, 2026, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Frost	1	$290 million	0	0	0	0
David Oberto	9	$10.6 billion	47	$69.8 billion	6	$1.3 billion

Portfolio Manager Fund Ownership. As of June 30, 2026, none of the portfolio managers owned shares of the Funds.

Portfolio Manager Compensation. Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of Voya IM’s parent company, Voya Financial and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

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Voya IM realizes that the success of its firm is largely dependent on its ability to attract and retain key investment professionals. The firm’s compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive.

Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in the firm’s long-term compensation program. Portfolio managers of private funds may be eligible for carried interest allocations.

Bonus Program - Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya Financial stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual Portfolio Management Team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific Portfolio Management Team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Long-term Compensation - Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan.

Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya IM restricted stock, and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Description of Material Conflicts of Interest – MIC

It is the policy of MIC to make business decisions free from conflicting outside influences. MIC’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. MIC’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY, potential conflicts may also arise between MIC and other BNY companies.

MIC will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. MIC’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

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All material conflicts of interest are presented in greater detail within Part 2A of MIC’s Form ADV.

MIC manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for MIC. For example, MIC or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple MIC and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of MIC’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, MIC may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be MIC client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

MIC has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, MIC has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. MIC has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming MIC’s adherence to such policies and procedures.

Description of Material Conflicts of Interest – NIMNA

It is the policy of NIMNA to make business decisions free from conflicting outside influences. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY, potential conflicts may also arise between NIMNA and other BNY companies.

NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. NIMNA’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of NIMNA’s Form ADV.

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NIMNA manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for it. For example, NIMNA or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple NIMNA and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of NIMNA’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, NIMNA may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be NIMNA client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

NIMNA has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, NIMNA has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. NIMNA has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming NIMNA’s adherence to such policies and procedures.

Description of Material Conflicts of Interest – Voya IM

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fixed Income Funds. These other accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines to the Fixed Income Funds. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fixed Income Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fixed Income Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fixed Income Funds.

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Conflicts of Interest - All Funds

Performance Fees. A Sub-Adviser may enter into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end, or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high-water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more of the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and such Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers may also face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect to another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

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Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The Portfolio Managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts.” The Portfolio Managers and a Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investments by a Sub-Adviser or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers may also waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of a Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third-party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

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Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, each Sub-Adviser has adopted various policies and procedures (including some or all of the following policies: trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Each Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust and the Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Advisers, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Advisers.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY serves as administrator, custodian, transfer agent, and securities lending agent for the Funds. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Pursuant to the Fund Administration and Accounting Agreement between the Trust and BNY, BNY provides certain administrative, valuation, tax, financial reporting, and other related services for the maintenance and operations of the Trust and each Fund. Pursuant to the Custody Agreement between the Trust and BNY, BNY serves as the primary custodian for each Fund’s assets, including assets held outside the United States, and provides certain other fund accounting and related services. BNY is required, upon the instruction of a Fund, to deliver securities held by BNY and to make payments for securities purchased by the Fund. Pursuant to a Foreign Custody Manager Agreement, BNY is authorized to appoint certain foreign custodians and foreign custody managers for Fund investments held outside the United States. State Street Bank and Trust Company (“State Street”) served as the custodian of certain Funds through October 20, 2024 and other Funds through November 24, 2024 and continues to maintain custody of certain assets for certain WisdomTree Funds in Russia that are subject to U.S. and international sanctions and related restrictions following the February 2022 invasion of Ukraine by the Russian Federation.

Pursuant to the Transfer Agency and Service Agreement with the Trust, BNY serves as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly.

BNY also serves as the Funds’ securities lending agent pursuant to the securities lending agreement described below. As compensation for providing securities lending services, BNY receives a portion of the revenue generated from the Funds’ securities lending activities. With respect to the foregoing agreements, the Trust has agreed to a limitation of liability for BNY and/or to indemnify BNY for certain liabilities.

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Securities Lending Activities. BNY serves as securities lending agent to the Trust. As securities lending agent, BNY is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (the “Securities Lending Agreement”). BNY acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including BNY and any affiliate thereof. BNY determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNY ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to BNY. BNY receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNY marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value (plus accrued interest) of the loaned securities. At the termination of the loan, BNY returns the collateral to the borrower upon the return of the loaned securities to BNY. BNY invests cash collateral in accordance with the Securities Lending Agreement. BNY maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. BNY performs compliance monitoring and testing of the securities lending program.

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For the fiscal year ended June 30, 2026, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund to its securities lending agent were as follows:

		Fees and/or compensation for securities lending activities and related services ($)
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split[1]	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Borrower Rebates	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Dynamic International Equity Fund	$395,142	$31,846	n/a	n/a	n/a	$181,028	n/a	$212,874	$182,268
Dynamic International SmallCap Equity Fund	$538,452	$119,350	n/a	n/a	n/a	$(258,104)	n/a	$(138,754)	$677,206
International Adaptive Moving Average Fund[1,2]	-	-	n/a	n/a	n/a	-	n/a	-	-
Global Alpha Fund[7]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
U.S. Adaptive Moving Average Fund[1,2]	-	-	n/a	n/a	n/a	-	n/a	-	-
U.S. Corporate Bond Fund	$13,864	$1,178	n/a	n/a	n/a	$5,971	n/a	$7,149	$6,715
U.S. High Yield Corporate Bond Fund	$213,606	$14,132	n/a	n/a	n/a	$119,033	n/a	$133,165	$80,441
U.S. Short-Term Corporate Bond Fund	$18,325	$1,608	n/a	n/a	n/a	$7,542	n/a	$9,150	$9,175
U.S. Efficient Core Fund	$21,784	$1,824	n/a	n/a	n/a	$9,503	n/a	$11,327	$10,457
Emerging Markets Efficient Core Fund	$7,175	$557	n/a	n/a	n/a	$3,487	n/a	$4,044	$3,131
International Efficient Core Fund	$62,742	$2,075	n/a	n/a	n/a	$48,674	n/a	$50,749	$11,993
Efficient Long/Short U.S. Equity Fund[1,3]	-	-	n/a	n/a	n/a	-	n/a	-	-
Efficient U.S. Plus International Equity Fund[1,4]	-	-	n/a	n/a	n/a	-	n/a	-	-

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Efficient Long/Short U.S. SmallCap Equity Fund[7]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
BioRevolution Fund	$6,405	$378	n/a	n/a	n/a	$3,209	n/a	$3,587	$2,818
Cloud Computing Fund	$196,254	$4,775	n/a	n/a	n/a	$163,253	n/a	$168,028	$28,226
Cybersecurity Fund	$680,523	$109,563	n/a	n/a	n/a	$(49,900)	n/a	$59,663	$620,860
Artificial Intelligence and Innovation Fund	$200,675	$7,598	n/a	n/a	n/a	$140,878	n/a	$148,476	$52,199
Quantum Computing Fund[5]	$93,275	$21,380	n/a	n/a	n/a	$(48,936)	n/a	$(27,556)	$120,831
Space Economy Fund[7]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Physical AI, Humanoids, and Drones Fund[1,6]	-	-	n/a	n/a	n/a	-	n/a	-	-
True Emerging Markets Fund	$51,621	$5,965	n/a	n/a	n/a	$11,733	n/a	$17,698	$33,923

____________________________________

1	No securities lending activity for the fiscal year ended June 30, 2026.
2	For the period March 12, 2026 (commencement of operations) through June 30, 2026.
3	For the period January 22, 2026 (commencement of operations) through June 30, 2026.
4	For the period March 19, 2026 (commencement of operations) through June 30, 2026.
5	For the period October 9, 2025 (commencement of operations) through June 30, 2026.
6	For the period May 14, 2026 (commencement of operations) through June 30, 2026.
7	The Fund did not commence operation until after June 30, 2026.

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Distributor. Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as Distributor for the Trust and its principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund.

Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree, WisdomTree Asset Management, or any stock exchange.

The Distributor may also enter into agreements with securities dealers who will solicit purchases of Creation Unit Aggregations of shares. Such soliciting dealers may also be Authorized Participants (as defined below) or DTC Participants.

The Distribution Agreement, with respect to each Fund, continues from year to year, provided such continuance is approved annually (i) by vote of the Board or by the vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act. The Distribution Agreement may be terminated at any time, without penalty, as to the relevant Fund, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, or by the Distributor, on at least sixty (60) days prior notice. The Distribution Agreement will terminate automatically without the payment of any penalty in the event of its “assignment” (as defined in the 1940 Act).

Counsel. Dechert LLP, with offices located at 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, and other financial intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Funds, other WisdomTree Funds and/or model portfolios that include WisdomTree Funds, including for making WisdomTree Funds available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange-traded products, including the Funds, for other activities, such as marketing and educational training or support (such as through conferences, webinars, and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels. Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Information regarding certain Intermediaries receiving such payments can be found by visiting www.wisdomtree.com/us.

WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professionals if he or she receives similar payments from his or her Intermediary firm.

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WisdomTree Asset Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional, or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Asset Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

Each Sub-Adviser assumes general supervision over placing orders for the purchase and sale of portfolio securities on behalf of each Fund that it sub-advises. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as being involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products, or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years or periods ended June 30, 2024, 2025, and 2026. Unless otherwise specified, increases or decreases in brokerage commissions are generally due to increases/decreases in transaction activity related to periodic portfolio rebalances or from increases/decreases in portfolio transaction volumes from creations/redemptions of Fund shares.

Fund	Commissions Paid for Fiscal Year Ended June 30, 2026	Commissions Paid for Fiscal Year Ended June 30, 2025	Commissions Paid for Fiscal Year Ended June 30, 2024
Dynamic International Equity Fund	$179,181	$52,133	$35,660
Dynamic International SmallCap Equity Fund	$228,046	$104,337	$49,266
International Adaptive Moving Average Fund[1]	$2,181	n/a	n/a
Global Alpha Fund[2]	n/a	n/a	n/a
U.S. Adaptive Moving Average Fund[1]	$6,850	—	—
U.S. Corporate Bond Fund	—	—	—
U.S. High Yield Corporate Bond Fund	—	—	—
U.S. Short-Term Corporate Bond Fund	—	—	—
U.S. Efficient Core Fund	$99,098	$78,588	$4,306
Emerging Markets Efficient Core Fund	$8,768	$3,394	$13,806
International Efficient Core Fund	$40,302	$25,485	$927
Efficient Long/Short U.S. Equity Fund[3]	$404	n/a	n/a

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Fund	Commissions Paid for Fiscal Year Ended June 30, 2026	Commissions Paid for Fiscal Year Ended June 30, 2025	Commissions Paid for Fiscal Year Ended June 30, 2024
Efficient U.S. Plus International Equity Fund[4]	$921	n/a	n/a
Efficient Long/Short U.S. SmallCap Equity Fund[2]	n/a	n/a	n/a
BioRevolution Fund	$535	$394	$439
Cloud Computing Fund	$30,097	$47,194	$72,716
Cybersecurity Fund	$9,400	$4,294	$5,298
Artificial Intelligence and Innovation Fund	$116,859	$25,598	$52,517
Quantum Computing Fund[5]	$15,731	n/a	n/a
Space Economy Fund[2]	n/a	n/a	n/a
Physical AI, Humanoids, and Drones Fund[6]	$1,328	n/a	n/a
True Emerging Markets Fund	$155,083	$20,978	$33,296

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1	The Fund commenced operations on March 12, 2026 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2025 and June 30, 2024.
2	The Fund did not commence operation until after June 30, 2026 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2026, June 30, 2025, and June 30, 2024.
3	The Fund commenced operations on January 22, 2026 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2025 and June 30, 2024.
4	The Fund commenced operations on March 19, 2026 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2025 and June 30, 2024.
5	The Fund commenced operations on October 9, 2025 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2025 and June 30, 2024.
6	The Fund commenced operations on May 14, 2026 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2025 and June 30, 2024.

Affiliated Brokers

During the fiscal year ended June 30, 2026, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists, as applicable, each Fund’s investments in the securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended June 30, 2026, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of June 30, 2026.

Fund	Broker or Dealer	Aggregate Value of Holdings as of June 30, 2026
Dynamic International Equity Fund	Sumitomo Mitsui Financial Group, Inc.	$5,689,046
	UBS Group	$4,406,674
	Macquarie Group Ltd.	$2,017,866
International Adaptive Moving Average Fund	HSBC Holdings plc	$1,269,140
	UBS Group	$593,960
	Macquarie Group Ltd.	$191,955
U.S. Adaptive Moving Average Fund	JP Morgan Chase & Co.	$2,535,171
	Bank of America Corp.	$1,227,520
	Morgan Stanley	$889,674
	Goldman Sachs Group Inc.	$850,562
	Citigroup Inc.	$679,926

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Fund	Broker or Dealer	Aggregate Value of Holdings as of June 30, 2026
U.S. Corporate Bond Fund	Bank of America Corp.	$865,866
	Morgan Stanley	$741,720
	Wells Fargo Co.	$567,676
	Citigroup Inc.	$510,344
	Goldman Sachs Group Inc.	$277,296
U.S. Short-Term Corporate Bond Fund	Morgan Stanley	$2,478,849
	JP Morgan Chase & Co.	$2,313,775
	Bank of America Corp.	$1,669,180
	Goldman Sachs Group Inc.	$1,627,720
	Wells Fargo Co.	$1,564,457
U.S. Efficient Core Fund	JP Morgan Chase & Co.	$16,545,550
	Bank of America Corp.	$7,801,303
	Morgan Stanley	$6,001,747
	Goldman Sachs Group Inc.	$5,754,695
	Citigroup Inc.	$4,555,418
International Efficient Core Fund	HSBC Holdings plc	$8,125,771
	UBS Group	$3,840,029
	Barclays PLC	$2,414,109
Efficient U.S. Plus International Equity Fund	JP Morgan Chase & Co.	$436,658
	Bank of America Corp.	$211,339
	Morgan Stanley	$155,526
	Goldman Sachs Group Inc.	$148,671
	Citigroup Inc.	$112,668

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Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from a Fund to be taxed as ordinary income which may limit the tax efficiency of such Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years ended June 30, 2025 and June 30, 2026.

Fund	Portfolio Turnover Rate for Fiscal Year Ended June 30, 2026	Portfolio Turnover Rate for Fiscal Year Ended June 30, 2025
Dynamic International Equity Fund	30%	25%
Dynamic International SmallCap Equity Fund	42%	43%
International Adaptive Moving Average Fund[1]	6%	—
Global Alpha Fund[2]	—	—
U.S. Adaptive Moving Average Fund[1]	97%	—
U.S. Corporate Bond Fund	16%	16%
U.S. High Yield Corporate Bond Fund	88%	66%
U.S. Short-Term Corporate Bond Fund	37%	46%
U.S. Efficient Core Fund	3%	15%
Emerging Markets Efficient Core Fund	6%	5%
International Efficient Core Fund	3%	3%
Efficient Long/Short U.S. Equity Fund[3]	0%	—
Efficient U.S. Plus International Equity Fund[4]	5%	—
Efficient Long/Short U.S. SmallCap Equity Fund[2]	—	—
BioRevolution Fund	44%	32%

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Cloud Computing Fund	43%	39%
Cybersecurity Fund	33%	35%
Artificial Intelligence and Innovation Fund	85%	32%
Quantum Computing Fund[5]	48%	—
Space Economy Fund[2]	—	—
Physical AI, Humanoids, and Drones Fund[6]	4%	—
True Emerging Markets Fund	99%	11%

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1	For the period March 12, 2026 (commencement of operations) through June 30, 2026.
2	The Fund did not commence operation until after June 30, 2026.
3	For the period January 22, 2026 (commencement of operations) through June 30, 2026.
4	For the period March 19, 2026 (commencement of operations) through June 30, 2026.
5	For the period October 9, 2025 (commencement of operations) through June 30, 2026.
6	For the period May 14, 2026 (commencement of operations) through June 30, 2026.

The True Emerging Markets Fund experienced significant variation in its portfolio turnover rate as a result of a change of principal investment strategies.

Unless otherwise specified above, increases or decreases in portfolio turnover rate are generally due to increases/decreases in transaction activity related to periodic portfolio rebalances or from increases/decreases in portfolio transaction volumes from purchases/redemptions of Fund shares.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds.” Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription, or conversion rights, and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds within the Trust vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit, and short-sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

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Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depository Trust Company (“DTC”). DTC acts as securities depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of portfolio securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars or non-U.S. currency (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

A Fund or the Advisers may permit or require the submission of a basket of securities and other instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket(s). A Fund or the Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. A Fund or the Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars or non-U.S. currency (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or the Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component that may be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next or otherwise announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s underlying Index (in the case of an Index Fund) and/or various other factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a (i) “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) DTC Participant. In each case, such entity also must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal, or other transmission method acceptable to BNY and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach BNY and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or BNY to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the “Settlement Date.” The Settlement Date is typically the first Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the Listing Exchange is open) (“T+1”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to BNY through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by BNY no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if BNY does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or the Advisers, which the Trust or the Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with BNY the appropriate amount of federal funds by 2:00 p.m., Eastern Time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or BNY does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with BNY, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or the Advisers, which the Trust or the Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by BNY or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or the Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

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Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the right to reject an order for Creation Unit Aggregations in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or a Fund Deposit delivered does not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities or Deposit Cash, as applicable delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian, as described above; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit Aggregation would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor, and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Unit Aggregations. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Custodian, the Transfer Agent, the Adviser, the Distributor, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and similar extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Unit Aggregations. Given the importance of the ongoing issuance of Creation Unit Aggregations to maintaining a market price that is at or close to the underlying NAV of a Fund, the Trust does not intend to suspend acceptance of orders for Creation Unit Aggregations.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on Authorized Participants purchasing or redeeming Creation Unit Aggregations. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Unit Aggregations. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for each Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Authorized Participants purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will Authorized Participants doing so through the NSCC process. Also, Authorized Participants who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund does not recoup the amount of transaction costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those transaction costs will be borne by the Fund and may negatively affect the Fund’s performance.

The table below sets forth the standard and maximum creation and redemption Transaction Fee for each of the Funds. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
DDWM	Dynamic International Equity Fund	$6,200	$24,800
DDLS	Dynamic International SmallCap Equity Fund	$5,550	$22,200
WIMA	International Adaptive Moving Average Fund	$2,775	$11,100
WTAL	Global Alpha Fund	$200	$800
WAMA	U.S. Adaptive Moving Average Fund	$1,000	$4,000
QIG	U.S. Corporate Bond Fund	$250	$1,000
QHY	U.S. High Yield Corporate Bond Fund	$250	$1,000
QSIG	U.S. Short-Term Corporate Bond Fund	$250	$1,000
NTSX	U.S. Efficient Core Fund	$1,000	$4,000

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Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
NTSE	Emerging Markets Efficient Core Fund	$4,100	$16,400
NTSI	International Efficient Core Fund	$2,775	$11,100
WTLS	Efficient Long/Short U.S. Equity Fund	$1,000	$4,000
NTSD	Efficient U.S. Plus International Equity Fund	$1,000	$4,000
WSLS	Efficient Long/Short U.S. SmallCap Equity Fund	$200	$800
WDNA	BioRevolution Fund	$300	$1,200
WCLD	Cloud Computing Fund	$150	$600
WCBR	Cybersecurity Fund	$100	$400
WTAI	Artificial Intelligence and Innovation Fund	$200	$800
WQTM	Quantum Computing Fund	$150	$600
WSPC	Space Economy Fund	$225	$900
WDRN	Physical AI, Humanoids, and Drones Fund	$300	$1,200
XC	True Emerging Markets Fund	$6,900	$27,600

*	Each Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the first NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNY no later than instructed, which is typically one day after Transmittal Date (presuming T+1 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within one Business Day and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or the Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

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The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by BNY and marked-to-market daily, and that the fees of BNY and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by BNY according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

A Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Fund is closed or that are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase and sell shares of such Fund on the Listing Exchange for the Fund, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, securities or other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant also will be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+1. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+1 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within one Business Day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself, and/or the convertibility or repatriation of the local proceeds associated therewith), could impede a Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some securities, in certain circumstances.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected (or intends to elect) to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the “90% Test”);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships (the “Asset Test”); and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

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In general, for purposes of the 90% Test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% Test applicable to RICs, above) will be treated as qualifying income. To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to U.S. federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income for U.S. federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at the regular 21% corporate rate. If a Fund retains any net capital gain, that gain will be subject to tax at the 21% corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

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The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November, or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of net short-term capital gains are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC. If the aggregate qualified dividend income received by the Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Dividends received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT, however, dividends received by a Fund from a REIT are generally not treated as qualified dividend income. The investment strategies of certain Funds, particularly the International Equity Funds, may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

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Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction generally available to corporate shareholders under the Code, provided such dividends also are appropriately reported as eligible for the dividends received deduction by a Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The investment strategies of certain Funds, particularly the International Equity Funds, may significantly limit their ability to distribute dividends eligible for the dividends received deduction for corporations.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the net investment income tax applicable to certain individuals, estates and trusts.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. For tax purposes, an exchange of a shareholder’s Fund shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and the shares are held as a capital asset. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she, or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

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Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles, and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale, and short-sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing, or character of the income distributed to shareholders by a Fund and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investments by a Fund, such as exchange-traded products and OTC derivatives, may not produce qualifying income for purposes of the 90% Test described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. A Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination under the Asset Test with respect to such derivatives. Failure of the Asset Test might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.

A Fund is required, for U.S. federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options under Code Section 1256 (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Below Investment Grade Instruments. Investments in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a RIC and minimize the extent to which the Fund is subject to U.S. federal income tax.

Original Issue Discount, Zero-Coupon Bonds, Step-Ups, Payment-In-Kind Securities and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in a Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation.

Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments. A Fund would be required to recognize the income for U.S. federal income tax purposes and to distribute such income on these instruments as the income accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes.

Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.

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Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

To the extent a Fund invests in forward contracts, the Fund’s forward contracts may qualify as Section 1256 Contracts (as defined above) if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts would apply to those forward currency contracts; that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to some, all, or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 Contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

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If a Fund holds shares in a PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a qualified electing fund (“QEF”) under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. Such amounts included in income each year by a Fund will be “qualifying income,” even if not distributed to the Fund, to the extent such income is derived with respect to such Fund’s business of investing in stock, securities, or currencies. In order to make the QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

A U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly, or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for U.S. federal income tax purposes the CFC’s “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase a Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

Additional Tax Information Concerning REITs. Certain Funds may invest in entities treated as REITs for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to U.S. federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

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REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if (i) shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), or (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders may also fall into certain exempt, excepted, or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it also is attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Unit Aggregations. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Unit Aggregations generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Unit Aggregations at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Unit Aggregations. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Unit Aggregations may be treated as ordinary income or loss. A person who redeems Creation Unit Aggregations will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit Aggregations and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Unit Aggregations. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Unit Aggregations may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Unit Aggregations in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Unit Aggregations have been held for more than one year.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Unit Aggregations and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Unit Aggregations should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust, on behalf of each Fund, has the right to reject an order for Creation Unit Aggregations if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Unit Aggregations to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Unit Aggregations so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Unit Aggregations.

Certain Reporting Treasury Regulations. Under Treasury Regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting Treasury Regulations. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

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Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effect of state, local, and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Each Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of a Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV in the amount of the payment of the income dividend or capital gains distribution (i.e., the NAV as of the ex-dividend date, which is the first date following the declaration of a dividend and/or distribution on which the purchaser of shares is not entitled to receive the payment, excludes the amount of the dividend and/or distribution to be paid).

In calculating its NAV, each Fund generally values: (i) equity securities (including common stocks and preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; (iii) fixed-income securities at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers; (iv) foreign equity securities at the last sale price or official closing price on the exchange or system on which they are principally traded or, as determined necessary, at fair value (i.e., a good faith approximation of the value of a security determined based on limited inputs and the consideration of a number of subjective factors) under the circumstances described below; (v) money market funds at their NAV per share; and (vi) derivatives investments at fair value using a variety of information (e.g., futures contracts are generally fair valued based on the settlement price). U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of foreign securities generally are determined at the close of such foreign markets or the NAV Calculation Time, if earlier. Investments quoted in foreign currencies are valued in U.S. dollars at the prevailing currency exchange rates. If a Fund holds securities primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the Fund’s NAV will reflect the foreign market changes at the next NAV Calculation Time. Similarly, if a Fund holds securities primarily listed on foreign exchanges that are closed while U.S. markets are open, the Fund’s NAV will reflect the fair value of those securities as determined by the Valuation Designee (as defined below). In addition, each Fund may invest in affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

Pursuant to Board-approved valuation procedures established by the Trust and the Adviser (the “Procedures”), the Board has appointed the Adviser as each Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established the Procedures for its fair valuation of each Fund’s portfolio investments. The Procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. As the Valuation Designee, the Adviser is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate.

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Fair value pricing is used by the Valuation Designee when reliable market quotations are not readily available or are not deemed to reflect current market values and when the instrument to be priced is not a security. Fund holdings that may be valued using fair value pricing may include, but are not limited to, foreign securities due to the time difference between the close of the relevant foreign exchanges and the NAV Calculation Time, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, securities affected by “significant events” and derivatives. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed by the Valuation Designee, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, may also cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by its Index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available. In addition, particularly for a Fund’s foreign securities or asset holdings, the value of the securities or other assets in such Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell a Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues, and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than the NAV of a Fund’s shares. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Unit Aggregations. Recent information regarding a Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Funds’ website at www.wisdomtree.com/us.

DIVIDENDS AND DISTRIBUTIONS

Each Fund, except the BioRevolution Fund, Cloud Computing Fund, Cybersecurity Fund, Artificial Intelligence and Innovation Fund, Quantum Computing Fund, Space Economy Fund, Physical AI, Humanoids, and Drones Fund (together, the “Megatrend Funds”), Fixed Income Funds, Efficient Long/Short U.S. Equity Fund, Efficient Long/Short U.S. SmallCap Equity Fund, and Global Alpha Fund, intends to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually. The Fixed Income Funds intend to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. The Efficient Long/Short U.S. Equity Fund, Efficient Long/Short U.S. SmallCap Equity Fund, Global Alpha Fund, and Megatrend Funds intend to pay out dividends, if any, on an annual basis. Nonetheless, a Fund might not make a dividend payment every month, quarter, or year (as applicable).

Each Fund intends to distribute its net realized capital gains, if any, to investors annually. On occasion, a Fund may be required or determine to make one or more supplemental distributions of its net realized capital gains during the year. Distributions in cash may be reinvested automatically in additional whole shares of a Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

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FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights, appearing in the Funds’ (except the Space Economy Fund, Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund) Annual Financial Statements and Other Information on Form N-CSR for the fiscal year ended June 30, 2026 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. The audited financial statements, including the financial highlights, appearing in the Financial Statements and Other Information of the Space Economy Fund, Global Alpha Fund and Efficient Long/Short U.S. SmallCap Equity Fund on Form N-CSR for the fiscal period ending June 30, 2027, to be filed electronically with the SEC, will be incorporated by reference and made part of this SAI when available. You may request a copy of the Trust’s annual and semi-annual reports to shareholders and the Funds’ Financial Statements and Other Information at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com/us.

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APPENDIX A

Control Persons and Principal Holders of Shares

The table below sets forth the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund as of September 30, 2026, as applicable:

Fund	Participant Name and Address	Percentage of Ownership
WisdomTree Dynamic International Equity Fund	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	19.68%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	18.83%
	The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	12.39%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.05%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	8.49%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.52%
	Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.14%
WisdomTree Dynamic International SmallCap Equity Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	86.37%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.18%
WisdomTree International Adaptive Moving Average Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	86.42%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	13.19%
WisdomTree U.S. Adaptive Moving Average Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	85.17%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	14.36%

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Fund	Participant Name and Address	Percentage of Ownership
WisdomTree U.S. Corporate Bond Fund	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	64.83%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	12.03%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	6.39%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	5.03%
WisdomTree U.S. High Yield Corporate Bond Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	43.48%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	23.41%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.02%
	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	6.82%
WisdomTree U.S. Short-Term Corporate Bond Fund	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	45.35%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	22.29%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	9.08%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	8.40%
WisdomTree U.S. Efficient Core Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	34.51%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	33.63%
WisdomTree Emerging Markets Efficient Core Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	57.52%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.88%
	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	5.41%
	Citibank, N.A. 3800 Citibank Center Tampa, FL 33610	5.28%
WisdomTree International Efficient Core Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	52.17%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	39.13%

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Fund	Participant Name and Address	Percentage of Ownership
WisdomTree Efficient Long/Short U.S. Equity Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	41.32%
	Axos Clearing LLC 1200 Landmark Center, Suite 800 Omaha, NE 68102	30.70%
	Bank of America 100 North Tryon Street, Charlotte, North Carolina, 28255	10.50%
	Apex Clearing Corporation 350 N. St. Paul Street, Suite 1300 Dallas, TX 75201	5.01%
WisdomTree Efficient U.S. Plus International Equity Fund	The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	56.54%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	10.90%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.19%
	Citibank, N.A. 3800 Citibank Center Tampa, FL 33610	6.78%
WisdomTree BioRevolution Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	33.64%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	23.49%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.02%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	7.84%
WisdomTree Cloud Computing Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	23.69%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.49%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	10.95%
	JPMorgan Chase Bank, National Association 383 Madison Avenue New York, NY 10179	9.40%

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Fund	Participant Name and Address	Percentage of Ownership
WisdomTree Cybersecurity Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	30.74%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	20.94%
	JPMorgan Chase Bank, National Association 383 Madison Avenue New York, NY 10179	7.10%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	5.06%
WisdomTree Artificial Intelligence and Innovation Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	21.15%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	18.95%
	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	9.48%
	American Enterprise Investment Services, Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	7.33%
	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	5.13%
WisdomTree Quantum Computing Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	25.17%
	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	23.45%
	Citibank, N.A. 3800 Citibank Center Tampa, FL 33610	9.12%
WisdomTree Physical AI, Humanoids, and Drones Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	37.56%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	20.79%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.32%
	RBC Capital Markets, LLC 200 Vesey St, 5th Floor, Three World Financial Center New York, NY 10281-1013	5.17%

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Fund	Participant Name and Address	Percentage of Ownership
WisdomTree True Emerging Markets Fund	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	58.85%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	9.75%
	LPL Financial, LLC 4707 Executive Drive San Diego, CA 92121	8.89%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.84%

WIS-SAI-0630-1026

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PART C – OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of WisdomTree Trust (the “Trust” or the “Registrant”), as filed with the Secretary of State of the State of Delaware on December 15, 2005, is incorporated herein by reference to Exhibit (a)(2) to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2006.

(a)(2)	Certificate of Amendment to Certificate of Trust, dated June 16, 2022, is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(a)(3)	Trust Instrument of the Registrant, dated December 15, 2005 (the “Trust Instrument”), is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 13, 2006.

(a)(4)	Revised Schedule A Series of Trust, dated October 27, 2026, to the Trust Instrument is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 1009 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 27, 2026.

(a)(5)

Revised Schedule A Series of the Trust Instrument, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(b)	Registrant’s By-Laws, as amended June 16, 2016 (the “By-Laws”), are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 563 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 28, 2016.

(c)	Portions of the Registrant’s Trust Instrument and By-Laws defining the rights of holders of shares of the Registrant are incorporated herein by reference to Article II, Sections 2, 3 and 8, and Articles III, IV, V, VI, VII, VIII, IX and X of the Registrant’s Trust Instrument, filed as Exhibit (a)(2) to the Registrant’s registration statement on Form N-1A, as filed with the SEC on March 13, 2006; and to Articles I, V, and VI of the Registrant’s By-Laws, filed as Exhibit (b) to Post-Effective Amendment No. 563 to the Registrant’s registration statement on Form N-1A, as filed with the SEC on July 28, 2016.

(d)(1)	Investment Advisory Agreement, dated November 20, 2012, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 142 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 28, 2012.

(d)(2)	Schedule A, dated as of October 22, 2025, to the Investment Advisory Agreement, dated November 20, 2012, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 963 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 21, 2025.

(d)(3)	Investment Advisory Agreement, dated March 26, 2013, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 198 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2013.

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(d)(4)	Amended Schedule A, dated as of October 27, 2026, to the Investment Advisory Agreement, dated March 26, 2013, between the Registrant and WisdomTree Asset Management, Inc., is filed herewith.

(d)(5)

Amended Schedule A to the Investment Advisory Agreement between the Registrant and WisdomTree Asset Management, Inc., reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(d)(6)	Investment Advisory Agreement, dated February 19, 2008, between WisdomTree Asset Management, Inc. and WisdomTree India Investment Portfolio, Inc. is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 14 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 4, 2008.

(d)(7)	Advisory Fee Waiver Agreement, dated December 1, 2023, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 905 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 17, 2024.

(d)(8)	Amended and Restated Management Fee Waiver Agreement, dated July 11, 2024 and amended and restated as of December 31, 2025, by and between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 977 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 12, 2026.

(d)(9)	Advisory Fee Waiver Agreement, dated March 11, 2025, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(d)(10)	Amended and Restated Sub-Advisory Agreement, dated January 1, 2013, between WisdomTree Asset Management, Inc. and Mellon Investments Corporation (the “Mellon Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 144 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 11, 2013.

(d)(11)	Appendices A, B-1, B-2, B-3, and B-4 dated October 27, 2026, to the Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and Mellon Investments Corporation, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 1009 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 27, 2026.

(d)(12)	Investment Sub-Advisory Agreement, dated April 4, 2016, between WisdomTree Asset Management, Inc. and Voya Investment Management Co. LLC (the “Voya Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 541 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 14, 2016.

(d)(13)	Appendix A, dated as of January 25, 2023, to the Voya Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 889 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 25, 2023.

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(d)(14)	Sub-Advisory Agreement, dated September 1, 2021, between WisdomTree Asset Management, Inc. and Newton Investment Management North America, LLC (the “Newton Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 808 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2021.

(d)(15)	Appendix A, effective as of October 5, 2026, to the Newton Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 1007 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 5, 2026.

(d)(16)	Sub-Advisory Agreement, dated March 11, 2025, between WisdomTree Asset Management, Inc. and Insight North America LLC is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(d)(17)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and [Sub-Adviser], relating to the WisdomTree AI Infrastructure Fund, to be filed by amendment.

(e)(1)	ETF Distribution Agreement, dated May 31, 2017, between the Registrant and Foreside Fund Services, LLC (the “Initial Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 634 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 27, 2018.

(e)(2)	Novated Distribution Agreement, dated September 30, 2021, between the Registrant and Foreside Fund Services, LLC (the “Novated Distribution Agreement” and together with the Initial Distribution Agreement, the “Amended Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 842 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 14, 2022.

(e)(3)

Revised Exhibit A, dated October 27, 2026, to the Amended Distribution Agreement, is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 1009 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 27, 2026.

(e)(4)

Revised Exhibit A to the Amended Distribution Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(e)(5)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 939 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on May 30, 2025.

(f)	Not applicable.

(g)(1)	Custody Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

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(g)(2)	Eleventh Amendment, dated October 5, 2026, to the Custody Agreement, is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 1007 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 5, 2026.

(g)(3)

Amendment to the Custody Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(g)(4)

Foreign Custody Manager Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Foreign Custody Manager Agreement”) is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 962 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 7, 2025.

(g)(5)	Eleventh Amendment, dated October 5, 2026, to the Foreign Custody Manager Agreement, is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 1007 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 5, 2026.

(g)(6)

Amendment to the Foreign Custody Manager Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(g)(7)	Letter Agreement regarding custody of Russian securities, dated January 13, 2025, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(h)(1)	Fund Administration and Accounting Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Fund Administration and Accounting Agreement”) is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(h)(2)

Eleventh Amendment, dated October 5, 2026, to the Fund Administration and Accounting Agreement, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 1007 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 5, 2026.

(h)(3)

Amendment to the Fund Administration and Accounting Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(h)(4)	Transfer Agency and Service Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(h)(5)	Eleventh Amendment, dated October 5, 2026, to the Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 1007 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 5, 2026.

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(h)(6)	Amendment to the Transfer Agency and Service Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(h)(7)	License Agreement, dated March 21, 2006, between the Registrant and WisdomTree, Inc. (the “License Agreement”) is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 29, 2006.

(h)(8)	Exhibit A, effective as of July 27, 2026, to the License Agreement, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 999 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2026.

(h)(9)	Securities Lending Authorization Agreement, dated October 17, 2024, between the Registrant and The Bank of New York Mellon (the “Securities Lending Authorization Agreement”) is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 963 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 21, 2025.

(h)(10)

Amendment, Exhibit A and Schedule I-A, dated May 13, 2025, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 962 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 7, 2025.

(h)(11)

Amendment to Taiwan Addendum to Securities Lending Authorization Agreement, effective as of October 28, 2025, is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 968 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 10, 2025.

(h)(12)	Amendment, dated November 14, 2025, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 968 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 10, 2025.

(h)(13)	Amendment Exhibit A and revised Attachment I, dated August 5, 2026, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 1000 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on August 13, 2026.

(h)(14)	Amendment and revised Attachment to the Securities Lending Authorization Agreement, reflecting the addition of the WisdomTree AI Infrastructure Fund, to be filed by amendment.

(h)(15)	Chief Compliance Officer Services Agreement, dated October 1, 2009, between the Registrant and WisdomTree Asset Management, Inc. (the “CCO Services Agreement”) is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 27 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 15, 2009.

(h)(16)

Revised Exhibit C, amended as of October 27, 2026, to the CCO Services Agreement, is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 1009 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 27, 2026.

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(h)(17)

Revised Exhibit C to the CCO Services Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(h)(18)

Fund Services Agreement, dated June 15, 2009, by and between the Registrant and WisdomTree Asset Management, Inc. (the “Fund Services Agreement”) is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 131 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2012.

(h)(19)	Revised Exhibit A, dated as of October 5, 2026, to the Fund Services Agreement, is filed herewith.

(h)(20)

Revised Exhibit A to the Fund Services Agreement, reflecting the addition of the WisdomTree U.S. Core Defined Outcome Fund, WisdomTree Unconstrained Defined Outcome Fund, WisdomTree Structured Gold Fund and WisdomTree AI Infrastructure Fund, to be filed by amendment.

(h)(21)

WisdomTree Index Methodology (U.S. High Yield Corporate Bond Index Family: WisdomTree U.S. High Yield Corporate Bond Index, WisdomTree U.S. Short-term High Yield Corporate Bond Index, and WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index), last updated June 26, 2026, is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(h)(22)	WisdomTree Rules-Based Methodology (U.S. Quality Corporate Bond Index Family: WisdomTree U.S. Quality Corporate Bond Index, WisdomTree U.S. Quality BBB Corporate Bond Index, WisdomTree U.S. Short-term Quality Corporate Bond Index, and WisdomTree U.S. Short-term Quality BBB Corporate Bond Index), last updated November 18, 2024, is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(h)(23)

WisdomTree Rules-Based Methodology (WisdomTree U.S. Dividend Indexes, WisdomTree Core Equity Indexes, WisdomTree U.S. Multifactor Index, WisdomTree International Dividend Indexes, WisdomTree Emerging Markets Dividend Indexes, WisdomTree Ex-State-Owned Enterprises Indexes, WisdomTree India Indexes, WisdomTree Global Dividend Indexes, WisdomTree Global Ex-U.S. Quality Index, WisdomTree Cybersecurity Index, WisdomTree BioRevolution Index, WisdomTree Artificial Intelligence & Innovation Index, WisdomTree Battery Value Chain and Innovation Index, WisdomTree Quality Growth Indexes, WisdomTree New Economy Real Estate Index, WisdomTree Opportunities Indexes, WisdomTree Defense Indexes, WisdomTree Quantum Computing Index, WisdomTree International LargeCap Index, WisdomTree Adaptive Moving Average Indexes and Physical AI, Humanoids and Drones Indexes), last updated September 2026, is filed herewith.

(h)(24)	Form of Fund of Funds Investment Agreement (Acquired Funds) is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 837 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 23, 2021

(h)(25)	Form of Fund of Funds Investment Agreement (Acquiring Funds) is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 900 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 14, 2023.

(i)(1)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree U.S. Equity and International Equity Funds, is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 999 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2026.

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(i)(2)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree International Equity, U.S. Equity, U.S. Equity, Fixed Income, Capital Efficient, Megatrend, and Emerging Markets Equity Funds, is filed herewith.

(i)(3)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Currency Strategy, Fixed Income, Municipal Bond, Alternative, and Capital Efficient Funds, is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 974 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 29, 2025.

(i)(4)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Efficient TIPS Plus Gold Fund, is incorporated herein by reference to Exhibit (i)(12) to Post-Effective Amendment No. 968 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 10, 2025.

(i)(5)

Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund is incorporated herein by reference to Exhibit (i)(14) to Post-Effective Amendment No. 989 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 6, 2026.

(i)(6)

Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Efficient Copper Plus Copper Miners Fund, is incorporated herein by reference to Exhibit (i)(15) to Post-Effective Amendment No. 1009 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 27, 2026.

(i)(7)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree U.S. Core Defined Outcome Fund, to be filed by amendment.

(i)(8)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Unconstrained Defined Outcome Fund, to be filed by amendment.

(i)(9)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Structured Gold Fund, to be filed by amendment.

(i)(10)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree AI Infrastructure Fund, to be filed by amendment.

(j)	Consent of independent registered public accounting firm, Ernst & Young LLP, is filed herewith.

(k)	Not applicable.

(l)	Letter of Representations between the Registrant and The Depository Trust Company is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on June 9, 2006.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

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(p)(1)	Code of Ethics of the Registrant, dated September 15, 2009, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 27 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 15, 2009.

(p)(2)	Code of Ethics of WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 913 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 30, 2024.

(p)(3)	Personal Trading Policy and Code of Conduct of Mellon Investments Corporation is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(p)(4)	Code of Ethics of Voya Investment Management Co., LLC, amended January 1, 2015, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 541 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 14, 2016.

(p)(5)	Code of Ethics of Newton Investment Management North America, LLC is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 808 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2021.

(p)(6)

Code of Conduct of Insight North America LLC, dated February 2025, is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(p)(7)	Code of Ethics of [Sub-Adviser] to the WisdomTree AI Infrastructure Fund, to be filed by amendment.

(q)(1)	Power of Attorney, dated September 10, 2026, for David Castano, David Chrencik, Phillip Goff, Joel Goldberg, Melinda Raso Kirstein, Toni Massaro, Jonathan Steinberg, and Victor Ugolyn is incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 1003 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 23, 2026.

(q)(2)	Secretary’s Certificate related to certain signatory authority, dated September 10, 2026, is incorporated herein by reference to Exhibit (q)(2) to Post-Effective Amendment No. 1003 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 23, 2026.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

As of the date of this registration statement, the WisdomTree Managed Futures Strategy Fund owns 100% of the WisdomTree Managed Futures Portfolio I. The WisdomTree Managed Futures Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Managed Futures Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Managed Futures Strategy Fund.

As of the date of this registration statement, the WisdomTree India Earnings Fund owns 100% of the WisdomTree India Investment Portfolio, Inc. The WisdomTree India Investment Portfolio, Inc. is an exempted company organized under the laws of the Republic of Mauritius. The WisdomTree India Investment Portfolio, Inc.’s financial information is reported on a consolidated basis with that of the WisdomTree India Earnings Fund.

As of the date of this registration statement, the WisdomTree Enhanced Commodity Strategy Fund owns 100% of the WisdomTree Enhanced Commodity Strategy Portfolio I. The WisdomTree Enhanced Commodity Strategy Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Enhanced Commodity Strategy Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Enhanced Commodity Strategy Fund.

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As of the date of this registration statement, the WisdomTree Efficient Gold Plus Gold Miners Strategy Fund owns 100% of the WisdomTree Efficient Plus Gold Miners Strategy Portfolio I. The WisdomTree Efficient Plus Gold Miners Strategy Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Plus Gold Miners Strategy Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Gold Plus Gold Miners Strategy Fund.

As of the date of this registration statement, the WisdomTree Efficient Gold Plus Equity Strategy Fund owns 100% of the WisdomTree Efficient Gold Plus Equity Strategy Portfolio I. The WisdomTree Efficient Gold Plus Equity Strategy Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Gold Plus Equity Strategy Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Gold Plus Equity Strategy Fund.

As of the date of this registration statement, the WisdomTree Inflation Plus Fund owns 100% of the WisdomTree Inflation Plus Portfolio I. The WisdomTree Inflation Plus Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Inflation Plus Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Inflation Plus Fund.

As of the date of this registration statement, the WisdomTree Efficient TIPS Plus Gold Fund owns 100% of the WisdomTree Efficient TIPS Plus Gold Portfolio I. The WisdomTree Efficient TIPS Plus Gold Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient TIPS Plus Gold Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient TIPS Plus Gold Fund.

As of the date of this registration statement, the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund owns 100% of the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund Portfolio I. The WisdomTree Efficient Rare Earth Plus Strategic Metals Fund Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Rare Earth Plus Strategic Metals Fund Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund.

As of the date of this registration statement, the WisdomTree Efficient Copper Plus Copper Miners Fund owns 100% of the WisdomTree Efficient Copper Plus Copper Miners Portfolio I. The WisdomTree Efficient Copper Plus Copper Miners Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Copper Plus Copper Miners Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Copper Plus Copper Miners Fund.

As of the date of this registration statement, the WisdomTree Unconstrained Defined Outcome Fund owns 100% of the [____________]. The [____________] is an exempted company organized under Cayman Islands law. The [____________]’s financial information is reported on a consolidated basis with that of the WisdomTree Unconstrained Defined Outcome Fund. [To be completed by amendment.]

As of the date of this registration statement, the WisdomTree Structured Gold Fund owns 100% of the [____________]. The [____________] is an exempted company organized under Cayman Islands law. The [____________]’s financial information is reported on a consolidated basis with that of the WisdomTree Structured Gold Fund. [To be completed by amendment.]

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Item 30. Indemnification

Reference is made to Article IX of the Registrant’s Trust Instrument included as Exhibit (a)(2) to this registration statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 1. Limitation of Liability.

All Persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser, or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every Person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of Assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to this Article.

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who has been adjudicated by a court or body before which the proceeding was brought:

(A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or

(B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based on a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based on a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors, and administrators of a Covered Person.

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(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof on receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section, provided that either (i) such Covered Person has provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, modification, or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification, or adoption.

Reference is made to Article VI of the Registrant’s By-Laws included as Exhibit (b) to this registration statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 6.2. Limitation of Liability.

The Declaration refers to the Trustees as Trustees, but not as individuals or personally; and no Trustee, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust; provided, that nothing contained in the Declaration or the By-Laws shall protect any Trustee or officer of the Trust from any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

WisdomTree Asset Management, Inc. (“WTAM”), 250 West 34th Street, 3rd Floor, New York, New York 10119, a wholly-owned subsidiary of WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.), is a registered investment adviser and serves as investment adviser for each series of the Trust. The description of WTAM under the caption of “Management-Investment Adviser” in the Prospectus and under the caption “Management of the Trust” in the Statement of Additional Information constituting Parts A and B, respectively, of this registration statement are incorporated herein by reference.

Each of the directors and officers of WTAM also will generally have substantial responsibilities (as noted below) as directors and/or officers of WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119. To the knowledge of the Registrant, except as set forth below or otherwise disclosed in the Prospectus or Statement of Additional Information as noted above, none of the directors or executive officers of WTAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

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Name	Position with WTAM	Principal Business(es) During Last Two Fiscal Years
Jonathan Steinberg	Chief Executive Officer and Director	Dual officer/director of WisdomTree, Inc.

Peter M. Ziemba	Senior Advisor to the Chief Executive Officer, Chief Administrative Officer, and Director	Dual officer of WisdomTree, Inc.

Bryan Edmiston	Chief Financial Officer and Treasurer	Dual officer of WisdomTree, Inc.

Marci Frankenthaler	Chief Legal Officer and Secretary	Dual officer of WisdomTree, Inc.

Stuart Bell	Chief Operating Officer and Director	None

R. Jarrett Lilien	President	President and Chief Operating Officer of WisdomTree, Inc.

Jeremy Schwartz	Chief Investment Officer	None

Terry Feld	Head of Compliance and Chief Compliance Officer	None

Joanne Antico	General Counsel and Assistant Secretary	None

WTAM, with the approval of the Trust’s Board of Trustees, selects the sub-adviser for each of the Trust’s series, as applicable. Currently, Insight North America LLC, Mellon Investments Corporation, Newton Investment Management North America, LLC, and Voya Investment Management Co. LLC serve as sub-advisers for each of the Trust’s series, as applicable. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of the sub-advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Insight North America LLC

Name	Position Held with Insight North America LLC	Principal Business(es) During the Last Two Fiscal Years
Mark Stancombe	Global Chief Risk Officer, Insight	Insight North America LLC
David Leduc	CEO North America, Insight	Insight North America LLC
Vivek Nayar	Senior Managing Counsel, Insight	Insight North America LLC
Daniel Haff	Chief Compliance Officer, North America, Insight	Insight North America LLC
John Miller	Chief Business Officer, BNY Mellon Investment Management	BNY Mellon Investment Management
James Parsons	COO, North America, Insight	Insight North America LLC
Brendan Murphy	Head of Fixed Income, North America, Insight	Insight North America LLC
Michele Saraceni	Finance Director, Insight	Insight North America LLC
Raman Srivastava	CEO, Insight	Insight North America LLC

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Mellon Investments Corporation

Name	Position Held with Mellon Investments Corporation	Principal Business(es) During the Last Two Fiscal Years

Stephanie Pierce	Chief Executive Officer	Dual Officer of The Bank of New York Mellon

Lori Najjar	Chief Compliance Officer	Dual Officer of The Bank of New York Mellon

Kimberly Mackenzie-Perman	Chief Financial Officer	The Bank of New York Mellon

John Tobin	Chief Investment Officer, Dreyfus	Dual Officer of The Bank of New York Mellon

Marlene Walker Smith	Chief Investment Officer, Mellon	Dual Officer of The Bank of New York Mellon

Newton Investment Management North America, LLC

Name	Position Held with Newton Investment Management North America, LLC	Principal Business(es) During the Last Two Fiscal Years
Brock Campbell	Chief Executive Officer	Newton Investment Management North America LLC

Jaime Utano	Chief Compliance Officer	Newton Investment Management North America LLC

Kimberly Perman	Chief Financial Officer	Mellon Investments Corporation

Voya Investment Management Co. LLC

Name	Position Held with Voya Investment Management Co., LLC	Principal Business(es) During the Last Two Fiscal Years*
Huey Paul Falgout	Managing Director — Head of IM Legal	Managing Director — Head of IM Legal

Michael Peters	Chief Operating Officer & Senior Managing Director	Chief Operating Officer & Senior Managing Director

Tiffani Potesta	Head of Distribution and Senior Managing Director	Chief Strategy Officer, at Schroder Investment Management North America

Eric Stein	Chief Investment Officer and Senior Managing Director	Chief Investment Officer, Fixed Income at Morgan Stanley

Micheline Faver	Chief Compliance Officer, Senior Vice President	Senior Vice President and Chief Compliance Officer of VIM and VAAM.

Amir Sahibzada	Chief Risk Officer and Managing Director	Chief Risk Officer of VIM and VAAM.

Markus Wolff	Chief Financial Officer and Managing Director	Chief Financial Officer and Managing Director

Matthew Toms	Chief Executive Officer and Senior Managing Director	Global Chief Investment Officer and Senior Managing Director

*	Voya Investment Management LLC (“VIM”), Voya Alternative Asset Management LLC (“VAAM”).

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[Sub-Adviser to the WisdomTree AI Infrastructure Fund] [Table below to be completed by amendment.]

Name	Position Held with [ ]	Principal Business(es) During the Last Two Fiscal Years

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund

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33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Cascade Real Assets Fund
39.	Catalyst/Perini Strategic Income Fund
40.	CBRE Global Real Estate Income Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500®, Series of CYBER HORNET Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	CYBER HORNET S&P 500® and Ethereum 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	CYBER HORNET S&P 500® and Solana 75/25 Strategy ETF, Series of CYBER HORNET Trust
52.	CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF, Series of CYBER HORNET Trust
53.	Davis Fundamental ETF Trust
54.	Defiance Autism Impact ETF, Series of ETF Series Solutions
55.	Defiance China Robotics ETF, Series of ETF Series Solutions
56.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
57.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
58.	Defiance Inference AI Chip ETF, Series of ETF Series Solutions
59.	Defiance Quantum ETF, Series of ETF Series Solutions
60.	Defiance Retail Kings ETF, Series of ETF Series Solutions
61.	Defiance Robotics Actuators ETF, Series of ETF Series Solutions
62.	Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions
63.	Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions
64.	Denali Structured Return Strategy Fund
65.	Dodge & Cox Funds
66.	DoubleLine ETF Trust
67.	DoubleLine Income Solutions Fund
68.	DoubleLine Opportunistic Credit Fund
69.	DoubleLine Yield Opportunities Fund
70.	DriveWealth ETF Trust
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	ETF Opportunities Trust
74.	Exchange Listed Funds Trust
75.	Exchange Place Advisors Trust
76.	FIS Trust
77.	FlexShares Trust
78.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
79.	Forum Funds
80.	Forum Funds II
81.	Forum Real Estate Income Fund
82.	GMO ETF Trust
83.	GoldenTree Opportunistic Credit Fund
84.	Grayscale Funds Trust
85.	Guinness Atkinson Funds

15

86.	Harbor ETF Trust
87.	Harris Oakmark ETF Trust
88.	Hawaiian Tax-Free Trust
89.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
92.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
93.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
94.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
95.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
96.	Innovator ETFs Trust
97.	Ironwood Institutional Multi-Strategy Fund LLC
98.	Ironwood Multi-Strategy Fund LLC
99.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
100.	Jensen U.S. Quality Index ETF, Series of Trust for Professional Managers
101.	John Hancock Exchange-Traded Fund Trust
102.	Kurv ETF Trust
103.	Lazard Active ETF Trust
104.	LDR High Income Realty Fund, Series of World Funds Trust
105.	Lone Peak Value Fund, Series of World Funds Trust
106.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
107.	Mairs & Power Fund, Series of Trust for Professional Managers
108.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
109.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
110.	Manor Investment Funds
111.	Milliman Funds Trust
112.	MoA Funds Corporation
113.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
114.	Morgan Stanley ETF Trust
115.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
116.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
117.	Morningstar Funds Trust
118.	NEOS ETF Trust
119.	Niagara Income Opportunities Fund
120.	NXG Cushing® Midstream Energy Fund
121.	NXG NextGen Infrastructure Income Fund
122.	OTG Latin American Fund, Series of World Funds Trust
123.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
124.	Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust
125.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
126.	Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust
127.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
128.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
129.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
130.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
131.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
132.	Palmer Square Funds Trust
133.	Palmer Square Opportunistic Income Fund
134.	Partners Group Private Income Opportunities, LLC
135.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
136.	Plan Investment Fund, Inc.
137.	Precidian ETFs Trust
138.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

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139.	Rareview Bloomberg Commodity Index ETF, Series of Collaborative Investment Series Trust
140.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
141.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
142.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
143.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
144.	Tuttle - Rareview Humanoid Robotics ETF, Series of Collaborative Investment Series Trust
145.	Renaissance Capital Greenwich Funds
146.	REX ETF Trust
147.	Reynolds Funds, Inc.
148.	RMB Investors Trust
149.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
150.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
151.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
152.	Roundhill Cannabis ETF, Series of Listed Funds Trust
153.	Roundhill ETF Trust
154.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
155.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
156.	Roundhill Video Games ETF, Series of Listed Funds Trust
157.	Rule One Fund, Series of World Funds Trust
158.	Russell Investments Exchange Traded Funds
159.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
160.	Six Circles Trust
161.	SP Funds Trust
162.	Sparrow Funds
163.	Spear Alpha ETF, Series of Listed Funds Trust
164.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
165.	STF Tactical Growth ETF, Series of Listed Funds Trust
166.	Strategic Trust
167.	Strategy Shares
168.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
169.	Tekla World Healthcare Fund
170.	Tema ETF Trust
171.	The 2023 ETF Series Trust
172.	The Community Development Fund
173.	The Cook & Bynum Fund, Series of World Funds Trust
174.	The Private Shares Fund
175.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
176.	Third Avenue Trust
177.	Third Avenue Variable Series Trust
178.	Tidal Trust I
179.	Tidal Trust II
180.	Tidal Trust III
181.	Tidal Trust IV
182.	TIFF Investment Program
183.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
184.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
185.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
186.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
187.	Timothy Plan International ETF, Series of The Timothy Plan
188.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
189.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
190.	Total Fund Solution
191.	Touchstone ETF Trust

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192.	Trailmark Series Trust
193.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
194.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
195.	T-Rex 2x Long Ether Daily Target ETF
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
199.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
200.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
201.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
202.	Virtus Stone Harbor Emerging Markets Income Fund
203.	Volatility Shares Trust
204.	WEBs ETF Trust
205.	Wedbush Series Trust
206.	Wellington Global Multi-Strategy Fund
207.	Wilshire Mutual Funds, Inc.
208.	Wilshire Variable Insurance Trust
209.	WisdomTree Trust
210.	WVB All Markets Fund
211.	WVB Blackstone All Privates Fund

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 250 West 34th Street, 3rd Floor, New York, New York 10119.

(b)	WTAM maintains all Records relating to its services as investment adviser to the Registrant at 250 West 34th Street, 3rd Floor, New York, New York 10119.

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(c)	Insight North America LLC maintains all Records relating to its services as sub-adviser at 200 Park Avenue, 7th Floor, New York, New York 10166.

(d)	Mellon Investments Corporation maintains all Records relating to its services as sub-adviser at 500 Ross Street, Pittsburgh, PA 15258.

(e)	Newton Investment Management North America, LLC maintains all Records relating to its services as sub-adviser at 500 Ross Street, Pittsburgh, Pennsylvania 15258.

(f)	Voya Investment Management Co., LLC maintains all Records relating to its services as sub-adviser at 200 Park Avenue, New York, NY 10166.

(g)	[Sub-Adviser to the WisdomTree AI Infrastructure Fund] maintains all Records relating to its services as sub-adviser at [Address]. [To be completed by amendment.]

(h)	Foreside Fund Services, LLC maintains all Records relating to its services as Distributor of the Registrant at 190 Middle Street, Suite 301, Portland, Maine 04101.

(i)	The Bank of New York maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at 240 Greenwich Street, New York, New York 10286.

(j)	State Street Bank and Trust Company maintains all Records relating to its services as custodian to certain series of the Registrant at 1200 Crown Colony Drive, Quincy, Massachusetts 02189.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

19

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1010 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 28th day of October 2026.

WISDOMTREE TRUST (Registrant)

By:	/s/ Jonathan Steinberg
Jonathan Steinberg
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1010 to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Jonathan Steinberg	President (Principal Executive Officer) and Trustee	October 28, 2026
Jonathan Steinberg

/s/ David Castano*	Treasurer (Principal Financial and Accounting Officer)	October 28, 2026
David Castano

/s/ David Chrencik*	Trustee	October 28, 2026
David Chrencik

/s/ Phillip Goff*	Trustee	October 28, 2026
Phillip Goff

/s/ Joel Goldberg*	Trustee	October 28, 2026
Joel Goldberg

/s/ Toni Massaro*	Trustee	October 28, 2026
Toni Massaro

/s/ Melinda Raso Kirstein*	Trustee	October 28, 2026
Melinda Raso Kirstein

/s/ Victor Ugolyn*	Trustee	October 28, 2026
Victor Ugolyn

*By:	/s/ Joanne Antico
Joanne Antico
(Attorney-in-Fact)

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EXHIBIT INDEX

Exhibit Number	Exhibit

EX-99.(d)(4)	Amended Schedule A, dated as of October 27, 2026, to the Investment Advisory Agreement, dated March 26, 2013, between the Registrant and WisdomTree Asset Management, Inc.

EX-99.(h)(19)	Revised Exhibit A, dated as of October 5, 2026, to the Fund Services Agreement

EX-99.(h)(23)	WisdomTree Rules-Based Methodology (WisdomTree U.S. Dividend Indexes, WisdomTree Core Equity Indexes, WisdomTree U.S. Multifactor Index, WisdomTree International Dividend Indexes, WisdomTree Emerging Markets Dividend Indexes, WisdomTree Ex-State-Owned Enterprises Indexes, WisdomTree India Indexes, WisdomTree Global Dividend Indexes, WisdomTree Global Ex-U.S. Quality Index, WisdomTree Cybersecurity Index, WisdomTree BioRevolution Index, WisdomTree Artificial Intelligence & Innovation Index, WisdomTree Battery Value Chain and Innovation Index, WisdomTree Quality Growth Indexes, WisdomTree New Economy Real Estate Index, WisdomTree Opportunities Indexes, WisdomTree Defense Indexes, WisdomTree Quantum Computing Index, WisdomTree International LargeCap Index, WisdomTree Adaptive Moving Average Indexes and Physical AI, Humanoids and Drones Indexes), last updated September 2026

EX-99.(i)(2)	Opinion and consent of counsel, Dechert LLP, relating to the International Equity, Fixed Income, Capital Efficient, Megatrend, and Emerging Markets Equity ETFs

EX-99.(j)	Consent of independent registered public accounting firm, Ernst & Young LLP

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